  As filed with the Securities and Exchange Commission on April 28, 2000

                           Registration No. 33-55152

                                   811-7368
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                   FORM N-4
               REGISTRATION STATEMENT UNDER THE SECURITIES ACT
                        OF 1933 Pre-Effective Amendment
                                      No.


                      Post-Effective Amendment No. 11 [X]
                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                             Amendment No. 12 [X]



                           SEPARATE ACCOUNT VA-2LNY
                          (Exact Name of Registrant)

                  TRANSAMERICA LIFE INSURANCE COMPANY OF NEW
                YORK (formerly called, First Transamerica Life
                              Insurance Company)
                              (Name of Depositor)

                  100 Manhattanville Road, Purchase, NY 10577
             (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, including Area Code: (914) 701-6000

Name and Address of Agent for Service:            Copy to:

James W. Dederer, Esquire                         Frederick R. Bellamy, Esquire
Chairman of the Board, General Counsel and   Sutherland, Asbill & Brennan L.L.P.
Corporate Secretary                               1275 Pennsylvania Avenue, N.W.
Transamerica Life Insurance Company of New York   Washington, D.C. 20004-2404
100 Manhatten Road
Purchase, NY 10577

   Approximate date of proposed sale to the public: As soon as practicable after effectiveness of the Registration Statement.

Title of securities being registered:
Variable Annuity Contracts


         It is proposed that this filing will become effective:
            [_] immediately upon this filing pursuant to paragraph  (b)
            [X] on May 1, 2000 pursuant to paragraph  (b)
            [_] 60 days after filing pursuant to paragraph  (a) (i)
            [_] on pursuant to paragraph (a) (i)


         If appropriate, check the following box:
                         [] this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

                                PROFILE OF THE

                             DREYFUS/TRANSAMERICA
                              TRIPLE ADVANTAGE(R)

                               VARIABLE ANNUITY

                                   Issued By

                TRANSAMERICA LIFE INSURANCE COMPANY OF NEW YORK

                               May 1, 2000

This profile is a summary of some of the more important points that you should know and consider before purchasing a certificate. The certificate is more fully described in the full prospectus which accompanies this profile. Please read the prospectus carefully.

1. The Annuity Certificate. The Dreyfus/Transamerica Triple Advantage ("certificate") is an annuity certificate or a contract between you and Transamerica Life Insurance Company of New York. In the certificate you can invest in your choice of 28 sub-accounts corresponding to 28 funds ("portfolios") in the variable account and the fixed account. You could gain or lose money you invest in the portfolios.

The certificate is a deferred annuity, which means it has two phases: the accumulation phase and the annuity phase. During the accumulation phase you can invest additional premiums in the certificate, transfer your money among the portfolios, and withdraw some or all of your investment. During this phase, earnings accumulate on a tax-deferred basis for individuals, but if you withdraw money, some or all of it may be taxable. Tax deferral is not available for corporations and some trusts.

During the annuity phase we will make periodic payments to you. The dollar amount of the payments may depend on the amount of money invested and earned during the accumulation phase (and other factors, such as age and sex).

2. The Annuity Payments. You can generally decide when to end the accumulation phase and begin receiving annuity payments from us. You can choose fixed annuity payments, where the dollar amount of each payment generally stays the same, or variable payments that go up or down in dollar amount based on the investment performance of the portfolios you select. You can choose among payments for the lifetime of an individual, or payments for the longer of one lifetime or a guaranteed period of 10, 15, or 20 years, or payments for one lifetime and the lifetime of another individual.

3. Purchasing a Certificate. Generally, you must invest at least $5,000 to purchase a certificate, and then you can make more investments of at least $500 each ($100 each if made under the automatic payment plan and deducted from your bank account). You may cancel your certificate during the free look period explained in item 10 on page 5 of this profile.

The Triple Advantage is designed for long-term tax-deferred accumulation of assets, generally for retirement or other long-term goals. People in high tax brackets get the most benefit from the tax deferral feature. You should not make an investment in the certificate for short-term purposes or if you cannot take the risk of losing some of your investment.

There are various additional fees and charges associated with variable annuities. You should consider whether the features and benefits unique to variable annuities, such as the opportunity for lifetime payments, are appropriate for your needs. Variable annuities also provide tax-deferral. The tax-deferral features of variable annuities are unnecessary when purchased to fund a qualified plan.

4. Investment Options - VARIABLE ACCOUNT: You can invest in any of the sub-accounts corresponding to the following 28 portfolios:

Balanced          Money Market         Socially           Founders Growth
Appreciation(/1/)                      Responsible
                  Quality Bond         Growth             Founders
Disciplined Stock                                         International
                  Small Cap            Core Bond          Equity
Growth and Income
                  Small Company Stock  Core Value         Founders Passport
International
Equity            Special Value        Emerging Leaders   Japan
                  Zero Coupon 2000
International                          Emerging Markets   MidCap Stock
Value             High Stock Index                        Technology Growth
                                       European Equity
Limited Term                                              Transamerica VIF
Income                                 Founders           Growth
                                       Discovery



(1) Formerly known as Capital Appreciation.

These portfolios are described in their own prospectuses. You can earn or lose money in any of these portfolios. All portfolios may not be available in all states.

FIXED ACCOUNT: In most states, you can also invest in a fixed account option, where we guarantee the principal invested plus at least 3% annual interest.


5. Expenses. The contract provides many benefits and features that you do not get with a regular mutual fund. It costs us money to provide these benefits, so there are charges in connection with the contract. If you withdraw your money within seven years of investing it, there may be a withdrawal charge of up to 6% of the amount invested. Once each contract year we deduct an account fee of no more than $30 (there is no fee if your account value is over $50,000). We deduct insurance and administrative charges of 1.40% per year against your average daily value in the variable account and a $10 fee for transfers over 18 in one year. Advisory fees are also deducted by the portfolios' managers, and the portfolios pay other expenses which, in total, vary from 0. 26% to 4.67% per year of the amounts in the portfolios. Finally, there might be premium taxes ranging from 0 to 3.5% of your investment and/or on amounts you use to purchase annuity benefits (depending on your state's law).

The following chart shows these charges (except transfer fees premium taxes). The $30 annual account fee is not included in the first column because the fee is waived for account values over $50,000 and the approximate average account value is over $50,000. The third column is the sum of the first two. The examples in the last two columns show the total amounts you would be charged, in dollars, if you invested $1,000, the investment grew 5% each year, and you withdrew your entire investment after one year or ten years. Year one includes the withdrawal charge and year ten does not.

EXAMPLES:

                           Annual    Annual    Total  Total Expenses Total Expenses
Portfolio/                Insurance Portfolio Annual    at end of      at end of
Sub-Account                Charges   Charges  Charges    One Year      Ten Years
-----------               --------- --------- ------- -------------- --------------
Balanced                    1.40%     0.86%    2.26%       $83            $264
Appreciation                1.40%     0.78%    2.18%       $83            $256
Disciplined Stock           1.40%     0.81%    2.21%       $83            $259
Growth and Income           1.40%     0.79%    2.19%       $83            $257
International Equity        1.40%     1.02%    2.42%       $85            $280
International Value         1.40%     1.35%    2.75%       $88            $312
Limited Term High Income    1.40%     0.73%    2.13%       $83            $262
Money Market                1.40%     0.58%    1.98%       $81            $235
Quality Bond                1.40%     0.74%    2.14%       $82            $252
Small Cap                   1.40%     0.78%    2.18%       $83            $256
Small Company Stock         1.40%     0.97%    2.37%       $84            $275
Special Value               1.40%     0.86%    2.26%       $83            $264

                          Annual    Annual    Total  Total Expenses Total Expenses
Portfolio/               Insurance Portfolio Annual    at end of      at end of
Sub-Account               Charges   Charges  Charges    One Year      Ten Years
-----------              --------- --------- ------- -------------- --------------
Zero Coupon 2000           1.40%     0.64%    2.04%       $81            $242
Stock Index                1.40%     0.26%    1.66%       $77            $201
Socially Responsible
 Growth                    1.40%     0.79%    2.19%       $83            $257
Core Bond                  1.40%     0.80%    2.20%       $83            $263
Core Value                 1.40%     1.00%    2.40%       $85            $278
Emerging Leaders           1.40%     1.50%    2.90%       $86            $293
Emerging Markets           1.40%     1.93%    3.33%       $90            $327
European Equity            1.40%     1.50%    2.90%       $87            $303
Founders Discovery         1.40%     1.50%    2.90%       $86            $293
Founders Growth            1.40%     1.00%    2.40%       $85            $278
Founders International
 Equity                    1.40%     1.50%    2.90%       $90            $327
Founders Passport          1.40%     1.50%    2.90%       $90            $327
Japan                      1.40%     1.50%    2.90%       $87            $303
MidCap Stock               1.40%     0.97%    2.37%       $84            $275
Technology Growth          1.40%     1.07%    2.47%       $85            $285
Transamerica VIF Growth    1.40%     0.85%    2.25%       $83            $263

Expense information regarding the portfolios has been provided by the funds. We have no reason to doubt the accuracy of the information, but have not verified those figures. In preparing the table above, we have relied on the figures provided by the funds. These figures are for the year ended December 31, 1999, except that the figures for the European Equity, Technology Growth, Core Bond, Emerging Leaders, Emerging Markets, Founders Discovery, and Japan Portfolios are estimates for the 1999 fiscal year. Actual expenses in future years may be higher or lower than the figures given above.

6. Federal Income Taxes. Individuals generally are not taxed on increases in the certificate value until a distribution occurs (e.g., a withdrawal or annuity payment) or is deemed to occur (e.g., a pledge, loan, or assignment of the certificate). If you withdraw money, earnings come out first and are taxed. Generally, some portion (sometimes all) of any distribution or deemed distribution is taxable as ordinary income. In some cases, income taxes will be withheld from distributions. If you are under age 59 1/2 when you withdraw money, an additional 10% federal tax penalty may apply to the withdrawn earnings. Certain owners that are not individuals may be currently taxed on increases in the certificate, whether distributed or not.

7. Access to Your Money. You can generally take money out at any time during the accumulation phase. We may deduct a withdrawal charge of up to 6% of a premium, but we will not deduct a withdrawal charge on money that has been in the certificate for seven years. In addition, after the first certificate year, you may withdraw, without a withdrawal charge, up to 10% of premiums received at least one, but less than seven years ago. Additionally, at any time, also without a withdrawal charge, you can withdraw all accumulated earnings on your premiums (not previously withdrawn).

You may have to pay taxes on amounts you withdraw and there may also be a 10% tax penalty if you make withdrawals before you are 59 1/2 years old.

8. Past Investment Performance. The value of the money you allocate to the sub-accounts will go up or down, depending on the investment performance of the portfolios you pick. The following chart shows the past investment performance on a year by year basis for each sub-account. These figures have already been reduced by the insurance charges, the certificate fee, the fund manager's fee and all the expenses of the portfolio, but these figures do not include the withdrawal charge, which would reduce performance if it applied. Remember, past performance is no guarantee of future performance or earnings.

                              CALENDAR YEAR

Portfolio/
Sub-Account                1999    1998    1997   1996    1995    1994    1993   1992    1991    1990
-----------               ------  ------  ------ ------  ------  ------  ------ ------  ------- ------
Balanced(/6/)              6.56%  20.57%     N/A    N/A     N/A     N/A     N/A    N/A      N/A    N/A
Appreciation(/2/)          9.84%  28.34%  26.21% 22.71%  32.82%   1.45%     N/A    N/A      N/A    N/A
Disciplined Stock(/5/)    16.74%  24.90%  29.62%    N/A     N/A     N/A     N/A    N/A      N/A    N/A
Growth and Income(/4/)    15.20%  10.19%  14.53% 18.63%  59.58%     N/A     N/A    N/A      N/A    N/A
International
 Equity(/4/)              57.49%   2.97%   8.02%  9.82%   6.62%     N/A     N/A    N/A      N/A    N/A
International Value(/5/)  25.98%   7.16%   7.13%    N/A     N/A     N/A     N/A    N/A      N/A    N/A
Limited Term High
 Income(/6/)              (2.97%) (1.17%)    N/A    N/A     N/A     N/A     N/A    N/A      N/A    N/A
Money Market(/1/)          3.27%   3.59%   3.66%  3.53%   4.21%   3.00%   1.86%  2.71%    4.54%    N/A
Quality Bond(/1/)         (1.29%)  3.96%   7.83%  1.63%  18.91%  (6.17%) 13.66% 10.45%   12.47%    N/A
Small Cap(/1/)            21.37%  (4.86%) 15.06% 15.06%  28.84%   4.95%  65.77% 68.98%  156.07%    N/A
Small Company Stock(/5/)   9.00%  (7.35%) 20.01%    N/A     N/A     N/A     N/A    N/A      N/A    N/A
Special Value(/1/)         5.72%  14.02%  21.36% (5.67%) (0.48%) (3.48%) 26.74% (0.41%)   8.99%    N/A
Zero Coupon 2000(/1/)      1.19%   5.71%   5.45%  1.10%  16.35%  (5.41%) 13.52%  7.29%   17.14%  6.28%
Stock Index(/1/)          18.86%  26.37%  31.05% 19.80%  35.92%  (0.60%)  7.75%  5.55%   27.98% (6.52%)
Socially
 Responsible(/3/)         28.21%  27.52%  26.59% 19.00%  33.67%  (0.08%)    N/A    N/A      N/A    N/A
Core Bond(/10/)              N/A     N/A     N/A    N/A     N/A     N/A     N/A    N/A      N/A    N/A
Core Value(/7/)           18.00%     N/A     N/A    N/A     N/A     N/A     N/A    N/A      N/A    N/A
Emerging Leaders(/10/)       N/A     N/A     N/A    N/A     N/A     N/A     N/A    N/A      N/A    N/A
Emerging Markets(/10/)       N/A     N/A     N/A    N/A     N/A     N/A     N/A    N/A      N/A    N/A
European Equity(/9/)         N/A     N/A     N/A    N/A     N/A     N/A     N/A    N/A      N/A    N/A
Founders Discovery(/10/)     N/A     N/A     N/A    N/A     N/A     N/A     N/A    N/A      N/A    N/A
Founders Growth(/8/)         N/A     N/A     N/A    N/A     N/A     N/A     N/A    N/A      N/A    N/A
Founders International
 Equity(/9/)                 N/A     N/A     N/A    N/A     N/A     N/A     N/A    N/A      N/A    N/A
Founders Passport(/8/)       N/A     N/A     N/A    N/A     N/A     N/A     N/A    N/A      N/A    N/A
Japan(/10/)                  N/A     N/A     N/A    N/A     N/A     N/A     N/A    N/A      N/A    N/A
MidCap Stock(/7/)          9.21%     N/A     N/A    N/A     N/A     N/A     N/A    N/A      N/A    N/A
Technology Growth(/9/)       N/A     N/A     N/A    N/A     N/A     N/A     N/A    N/A      N/A    N/A
Transamerica Growth(/7/)     N/A     N/A     N/A    N/A     N/A     N/A     N/A    N/A      N/A    N/A

(1) Sub-Account            (5) Sub-Account
Inception 1-4-93           Inception 5-1-96           (9) Sub-Account
(2) Sub-Account            (6) Sub-Account            Inception 10-1-99
Inception 4-5-93           Inception 5-1-97
                                                      (10) Sub-Account 5-1-
(3) Sub-Account            (7) Sub-Account            2000
Inception 10-7-93          Inception 5-1-98
(4) Sub-Account            (8) Sub-Account
Inception 12-15-94         Inception 5-3-99

Data is for full years only. The Technology Growth, European Equity, Founders Growth, Founders Passport and Founders International Equity sub-accounts were not in operation for all of 1999, and the Core Bond, Emerging Leaders, Emerging Markets, Founders Discovery, and Japan sub-accounts began operations in 2000, therefore no performance is reported for these sub-accounts.

9. Death Benefit. If you or the annuitant die during the accumulation phase, we guarantee that the beneficiary will receive a death benefit.

If death occurs before age 85, the death benefit will be the greatest of: (1) the certificate value; (2) the premiums paid, less any amounts you have withdrawn (less any premium taxes applicable to those withdrawals); or (3) the highest certificate anniversary value before the owner's or annuitant's 75th birthday (adjusted for additional investments and withdrawals since that anniversary, and less premium taxes). After age 85, the death benefit is the certificate value.

10. Other Information. The certificate offers other features that might interest you. These features may not be suitable for your particular situation. Some of these features include:

FREE LOOK. After you get your certificate, you have ten days to look it over and decide if it is really right for you. If you decide not to keep the certificate, you can cancel it during this period, and you will get back all the amounts you allocated to the fixed account plus the current value of the amounts allocated to the variable accounts (this may be more or less than your investment) and no withdrawal charge will be deducted.

DOLLAR COST AVERAGING. You can instruct us to automatically transfer amounts from the premiums you allocated to the Money Market, Quality Bond, Limited Term High Income, or the Dollar Cost Averaging account of the fixed account or possibly from another sub-account or the fixed account to any of the other sub-accounts each month. Dollar Cost Averaging is intended to give you a lower average cost per share or unit than a single, one time investment, but does not assure a profit or protect against loss and is intended to continue for some time period.

AUTOMATIC ASSET REBALANCING. The performance of each sub-account may cause the allocation of assets among the sub-accounts to change. You may instruct us to periodically automatically rebalance the amounts in the sub-accounts.

SYSTEMATIC WITHDRAWAL OPTION. During the accumulation phase, you can arrange to have us send you money automatically each month out of your certificate value. There are limits on the amounts, but the withdrawal charge will not apply (the payments may be taxable and subject to the penalty tax if you are under age 59 1/2).

AUTOMATIC PAYOUT OPTION. Certain pension and retirement plans require that certain amounts be distributed from the plan at certain ages. You can arrange to have such amounts distributed automatically during the accumulation phase.

11. Inquiries. You can get more information and have your questions answered by calling the Transamerica Annuity Service Center at 877-717-8861 or by writing us at:

                      Transamerica Annuity Service Center

                         4333 Edgewood Road N.E.

                      Cedar Rapids, Iowa 52499-0001

                          Dreyfus/Transamerica Triple
                         Advantage(R) Variable Annuity

                 A Flexible Premium Deferred Variable Annuity

                                   Issued By

                Transamerica Life Insurance Company of New York

             Offering 28 Sub-Accounts within the Variable Account
                    Designated as Separate Account VA-2LNY

                        In Addition to A Fixed Account

Prospectus

May 1, 2000

 .  This prospectus contains information you should know before investing.
   Please keep this prospectus for future reference.

 . You can obtain more information about the contract by requesting a copy of the Statement of Additional Information (SAI) dated May 1, 2000. The SAI is available free by writing to Transamerica Life Insurance Company of New York, Annuity Service Center, 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499-0001 or by calling 877-717-8861. The current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. The table of contents of the SAI is included at the end of this prospectus.

 .  The SEC's web site is http://www.sec.gov

 .  Transamerica's web site is http://www.transamerica.com

 .  The contracts and the investment options are:
  .  subject to risks, including loss of your investment;
  .  not guaranteed to achieve their goal;
  .  not bank deposits; and
  .  not insured.

 . Neither the SEC nor any state securities commission has approved this investment offering or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                           Variable Account Options

                       DREYFUS VARIABLE INVESTMENT FUND
                      Managed by The Dreyfus Corporation


                            Balanced Portfolio

                          Appreciation Portfolio
                          Disciplined Stock Portfolio
                          Growth and Income Portfolio
                        International Equity Portfolio
                         International Value Portfolio
                      Limited Term High Income Portfolio
                            Money Market Portfolio
                            Quality Bond Portfolio
                              Small Cap Portfolio
                         Small Company Stock Portfolio
                            Special Value Portfolio
                          Zero Coupon 2000 Portfolio

                           DREYFUS STOCK INDEX FUND
        Managed by The Dreyfus Corporation and Mellon Equity Associates

                             THE DREYFUS SOCIALLY
                         RESPONSIBLE GROWTH FUND, INC.
                      Managed by The Dreyfus Corporation

                         DREYFUS INVESTMENT PORTFOLIOS
                      Managed by The Dreyfus Corporation
                              Core Bond Portfolio
                             Core Value Portfolio
                          Emerging Leaders Portfolio
                          Emerging Markets Portfolio
                           European Equity Portfolio
                         Founders Discovery Portfolio
                           Founders Growth Portfolio
                    Founders International Equity Portfolio
                          Founders Passport Portfolio
                                Japan Portfolio
                            MidCap Stock Portfolio
                          Technology Growth Portfolio

                             TRANSAMERICA VARIABLE
                             INSURANCE FUND, INC.
              Managed by Transamerica Investment Management, LLC
                       Transamerica VIF Growth Portfolio

TABLE OF CONTENTS                                                         Page
SUMMARY                                                                     4
PERFORMANCE DATA                                                           12
TRANSAMERICA LIFE INSURANCE COMPANY OF NEW YORK AND THE VARIABLE ACCOUNT   13
 Transamerica Life Insurance Company of New York                           13
 Published Ratings                                                         13
 Insurance Marketplace Standards Association                               14
 The Variable Account                                                      14
THE FUNDS                                                                  14
 Resolution of Possible Conflicts                                          15
 Sources of Additional Information                                         15
 Addition, Deletion or Substitution                                        16
 The Establishment of New Sub-Accounts                                     16
THE FIXED ACCOUNT                                                          16
 The Interest Rate of the Fixed Account                                    16
 Transfers from the Fixed Account                                          17
 Transfers into the Fixed Account                                          17
THE CERTIFICATE                                                            17
CERTIFICATE APPLICATION AND PREMIUMS                                       17
 Premiums                                                                  17
 Ten Day Cancellation Option                                               18
 Choosing One or More Investment Options                                   18
 Investment Option Limit                                                   18
CERTIFICATE VALUE                                                          19
 How Your Variable Accumulation Units Are Created                          19
 How Variable Accumulation Units Values Are Calculated                     19
 Transferring Among Sub-Accounts                                           19
TRANSFERS                                                                  20
 Transfers Before the Annuity Date                                         20
 Possible Restrictions                                                     20
 Dollar Cost Averaging                                                     20
 Special Dollar Cost Averaging Option                                      21
 Automatic Asset Rebalancing                                               21
 Eligibility Requirements                                                  21
 After the Annuity Date                                                    22
CASH WITHDRAWALS                                                           22
 Withdrawals                                                               22
 Fees Relating to Withdrawals or Surrenders                                22
 Additional Withdrawal and Surrender Provisions                            23
 Systematic Withdrawal Option                                              23

                                                                          Page
 Eligibility and Rules of the Systematic Withdrawal Option                 23
 Automatic Payout Option, or APO                                           24
DEATH BENEFIT                                                              24
 Payment of Death Benefit                                                  24
 Designation of Beneficiaries                                              25
 Death of Annuitant Before the Annuity Date                                25
 Death of Owner Before the Annuity Date                                    25
 Death of Annuitant or Owner After the Annuity Date                        25
CHARGES AND DEDUCTIONS                                                     25
 Contingent Deferred Sales Load/Surrender Charge                           26
 Administrative Charges                                                    27
 Mortality and Expense Risk Charge                                         27
 Premium Taxes                                                             28
 Transfer Fee                                                              28
 Systematic Withdrawal Option                                              28
 Automatic Asset Rebalancing Option                                        28
 Taxes                                                                     28
 Portfolio Expenses                                                        28
 Sales in Special Situations                                               29
DISTRIBUTION OF THE CERTIFICATE                                            29
ANNUITY PAYMENTS                                                           29
 Annuity Date                                                              29
 Annuity Payment                                                           30
 Election of Annuity Forms and Payment Options                             30
 Annuity Payment Options                                                   30
 Fixed Annuity Payment Option                                              31
 Variable Annuity Payment Option                                           31
 Annuity Forms                                                             31
 Alternate Fixed Annuity Rates                                             32
QUALIFIED CERTIFICATES                                                     33
 Various Tax Penalties May Apply                                           33
 Automatic Payout Option, or APO                                           33
 Restrictions under Section 403(b) Programs                                34
FEDERAL TAX MATTERS                                                        34
 Introduction                                                              34
 Premiums                                                                  35
 Taxation of Annuities In General                                          35
 Withdrawals                                                               35
 Annuity Payments                                                          35
 Withholding                                                               36
 Penalty Tax                                                               36
 Taxation of Death Benefit Proceeds                                        36
 Required Distributions upon Owner's Death                                 36

                                                                          Page
 Transfers, Assignments, or Exchanges of the Certificate                   37
 Multiple Certificates                                                     37
QUALIFIED CERTIFICATES                                                     38
 In General                                                                38
 Qualified Pension and Profit Sharing Plans                                38
 Individual Retirement Annuities, Simplified Employee Plans and Roth IRAs  39
 Tax Sheltered Annuities                                                   39
 Restrictions under Qualified Certificates                                 40
 Possible Changes in Taxation                                              40
 Other Tax Consequences                                                    40
LEGAL PROCEEDINGS                                                          40
LEGAL MATTERS                                                              40
ACCOUNTANTS AND FINANCIAL STATEMENTS                                       40
VOTING RIGHTS                                                              40

                                                                          Page
AVAILABLE INFORMATION                                                       41
STATEMENT OF ADDITIONAL INFORMATION - TABLE OF CONTENTS                     41
APPENDIX A                                                                  42
 Example of Variable Accumulation Unit Value Calculations                   42
 Example of Variable Annuity Unit Value Calculations                        42
 Example of Variable Annuity Payment Calculations                           42
APPENDIX B                                                                  43
 Condensed Financial Information                                            43
APPENDIX C                                                                  46
 Definitions                                                                46
APPENDIX D                                                                  49
 Disclosure Statement for Individual Retirement Annuities                   49

SUMMARY

You will find a list of definitions of the terms used in this prospectus in Appendix C.

The Certificate

We designed the flexible premium deferred variable annuity, the certificate described in this prospectus, to aid individuals in long-term financial planning for retirement or other purposes. You may use the certificate:

 .  with non-qualified plans;

 . as an individual retirement annuity that qualifies for special tax treatment under Code Section 408, IRA; or

 . as an individual retirement annuity that qualifies for special tax treatment under Code Section 408A, Roth IRA.

Additionally, with our prior approval, you may use the certificate:

 .  as an annuity under Code Section 403(b) Revenue Rule 90-24 (transfers only);
   and

 .  with various types of qualified pension and profit-sharing plans under
   Section 401(a) of the Code.

Variable Account Fee Table

The purpose of the following table is to help you understand the various costs and expenses that you, as the owner will bear directly and indirectly. The table reflects expenses of the variable account and the portfolios. The table assumes that the entire certificate value is in the variable account. The information set forth should be considered together with the narrative provided under the heading Charges and Deductions in this prospectus, and with the funds' prospectuses. In addition to the expenses listed below, premium taxes may apply.
--------------------------------------------------------------------------------

                           ANNUITY CONTRACT FEE TABLE
--------------------------------------------------------------------------------

     Certificate Owner Transaction
             Expenses(/1/)
---------------------------------------
Sales Charge Imposed On Premiums...  0
Maximum Contingent Deferred Sales
 Load(/2/)......................... 6%
Transfer Fee(/3/)..................  0
Annual Certificate Fee(/4/)........ $30

   Variable Account Annual Expenses
 (as a percentage of average account
                value)
Mortality and Expense Risk
 Charges........................ 1.25%
Administrative Expense
 Charge(/5/).................... 0.15%
Other Fees and Expenses of the
 Variable Account............... 0.00%
                                 -----
TOTAL VARIABLE ACCOUNT ANNUAL
 EXPENSES....................... 1.40%

--------------------------------------------------------------------------------
                           Portfolio Annual Expenses
   (as a percentage of assets after fee waiver and/or expense reimbursement)

------------------------------------------------------------------------------
                                Management  Other   Rule 12b-1 Total Portfolio
                                   Fees    Expenses    Fees    Annual Expenses
------------------------------------------------------------------------------
  Balanced                        0.75%     0.11%       --          0.86%
  Appreciation                    0.75%     0.03%       --          0.78%
  Disciplined Stock               0.75%     0.06%       --          0.81%
  Growth and Income               0.75%     0.04%       --          0.79%
  International Equity            0.75%     0.27%       --          1.02%
  International Value             1.00%     0.35%       --          1.35%
  Limited Term High Income        0.65%     0.19%       --          0.84%
  Money Market                    0.50%     0.08%       --          0.58%
  Quality Bond                    0.65%     0.09%       --          0.74%
  Small Cap                       0.75%     0.03%       --          0.78%
  Small Company Stock             0.75%     0.22%       --          0.97%
  Special Value                   0.75%     0.11%       --          0.86%
  Zero Coupon 2000                0.45%     0.19%       --          0.64%
  Stock Index                     0.25%     0.01%       --          0.26%
  Socially Responsible Growth     0.75%     0.04%       --          0.79%
  Core Bond(/6/)                  0.60%     0.25%       --          0.85%
  Core Value(/6/)                 0.75%     0.25%       --          1.00%
  Emerging Leaders(/6/)           0.90%     0.25%       --          1.15%
  Emerging Markets(/6/)           1.25%     0.25%       --          1.50%
  European Equity(/6/)            1.00%     0.25%       --          1.25%
  Founders Discovery(/6/)         0.90%     0.25%       --          1.15%
  Founders Growth(/6/)            0.75%     0.25%       --          1.00%
  Founders International
   Equity(/6/)                    1.00%     0.50%       --          1.50%
  Founders Passport(/6/)          1.00%     0.50%       --          1.50%
  Japan(/6/)                      1.00%     0.25%       --          1.25%
  MidCap Stock(/6/)               0.75%     0.22%       --          0.97%
  Technology Growth(/6/)          0.75%     0.32%       --          1.07%
  Transamerica VIF Growth(/6/)    0.70%     0.15%       --          0.85%

Expense information regarding the portfolios has been provided by the funds. We have no reason to doubt the accuracy of the information, but have not verified those figures. In preparing the table above and the examples that follow, we have relied on the figures provided by the funds. These figures are for the year ended December 31, 1999 (except as otherwise noted in footnote 6). Actual expenses in future years may be higher or lower than the figures given above.

Notes to Fee Table:

1. The certificate transaction expenses apply to each certificate, regardless of how the certificate value is allocated between the variable account and the fixed account. The variable account annual expenses do not apply to the fixed account.

2. You may withdraw a portion of the premiums each year after the first certificate year without any contingent deferred sales load (CDSL). After we have held a premium for seven certificate years, you may withdraw the remaining premium payments without any CDSL. You may always withdraw accumulated earnings without a CDSL.

3. We may charge a transfer fee equal to the lesser of $10 or 2% of the amount transferred for each transfer in excess of 18 in a certificate year. We may also charge a fee of up to $25 per year if you elect the systematic withdrawal option, but we currently to not deduct this charge.

4. The current annual certificate fee is the lesser of $30 or 2% of the certificate value. We may change the fee annually, but it will not exceed the lesser of $60 or 2% of the certificate value. This fee is waived if your account value is over $50,000.

5. The current annual administrative expense charge is 0.15%. We may increase it to 0.25%.

6. From time to time, each portfolio's investment adviser, in its sole discretion, may waive all or part of its fees and/or voluntarily assume certain portfolio expenses. The expenses shown in the above portfolio annual expenses table reflect the portfolio's adviser's waiver of fees or reimbursement of expenses, if applicable, for calendar year 1999. Without such waivers or reimbursements, the management fee, other expenses and total portfolio annual expenses for 1999 would have been, as a percentage of assets: 0.75%, 0.75%, 1.50% -Core Value Portfolio; 1.00%, 4.03%, 5.03% -
    European Equity Portfolio; 0.75%, 1.58%, 2.33% - Founders Growth Portfolio; 1.00%, 2.77%, 3.77% - Founders International Equity Portfolio; 1.00%, 2.64%, 3.64% - Founders Passport Portfolio; 0.75%, 0.71%, 1.46% - MidCap Stock Portfolio; 0.75%, 0.59%, 1.34% - Technology Growth Portfolio and 0.75%, 0.15%, 0.90% - Transamerica VIF Growth Portfolio. The figures in the table for the Core Bond, Emerging Leaders, Emerging Markets, Founders Discovery and Japan Portfolios are estimates for the 2000 fiscal year.

Examples*

The following three examples reflect no account fee deduction because the approximate average account value is more than $50,000. The account fee is waived for account values over $50,000. The examples assume that the entire account value is allocated to the variable account.

These examples all assume that no transfer fees, systematic withdrawal fee or premium tax have been assessed. Premium taxes may be applicable. See Premium Taxes on page 33. These examples show expenses reflecting fee waivers and reimbursements for 1999.

                                                        If the certificate is
                                                        annuitized at the end
                                 If the certificate is  of the applicable time
                                 surrendered at the end    period under an
                                 of the applicable time annuity form with life
                                        period.            contingencies.**
                           ---------------------------------------------------
  Subaccounts                     1     3     5    10    1     3     5    10
                                 Year Years Years Years Year Years Years Years
------------------------------------------------------------------------------
  Balanced...................... $83  $117  $159  $264  $23   $72  $123  $264
------------------------------------------------------------------------------
  Appreciation.................. $83  $114  $155  $256  $23   $70  $119  $256
------------------------------------------------------------------------------
  Disciplined Stock............. $83  $115  $156  $259  $23   $70  $121  $259
------------------------------------------------------------------------------
  Growth and income............. $83  $114  $155  $257  $23   $70  $120  $257
------------------------------------------------------------------------------
  International Equity.......... $85  $121  $167  $280  $25   $77  $131  $280
------------------------------------------------------------------------------
  International Value........... $88  $131  $183  $312  $28   $87  $148  $312
------------------------------------------------------------------------------
  Limited Term High Income...... $83  $116  $158  $262  $23   $71  $122  $262
------------------------------------------------------------------------------
  Money Market.................. $81  $108  $144  $235  $21   $63  $109  $235
------------------------------------------------------------------------------
  Quality Bond.................. $82  $113  $153  $252  $22   $68  $117  $252
------------------------------------------------------------------------------
  Small Cap..................... $83  $114  $155  $256  $23   $70  $119  $256
------------------------------------------------------------------------------
  Small Company Stock........... $84  $120  $164  $275  $24   $75  $129  $275
------------------------------------------------------------------------------
  Special Value................. $83  $117  $159  $264  $23   $72  $123  $264
------------------------------------------------------------------------------
  Zero Coupon 2000.............. $81  $110  $147  $242  $21   $65  $112  $242
------------------------------------------------------------------------------
  Stock Index................... $77  $ 98  $128  $201  $17   $54  $ 93  $201
------------------------------------------------------------------------------
  Socially Responsible Growth
   Fund......................... $83  $114  $155  $257  $23   $70  $120  $257
------------------------------------------------------------------------------
  Core Bond..................... $83  $116  $158  $263  $23   $72  $123  $263
------------------------------------------------------------------------------
  Core Value.................... $85  $121  $166  $278  $25   $76  $130  $278
------------------------------------------------------------------------------
  Emerging Leaders.............. $86  $125  $173  $293  $26   $81  $138  $293
------------------------------------------------------------------------------
  Emerging Markets.............. $90  $136  $191  $327  $30   $91  $155  $327
------------------------------------------------------------------------------
  European Equity............... $87  $128  $178  $303  $27   $84  $143  $303
------------------------------------------------------------------------------
  Founders Discovery............ $86  $125  $173  $293  $26   $81  $138  $293
------------------------------------------------------------------------------
  Founders Growth............... $85  $121  $166  $278  $25   $76  $130  $278
------------------------------------------------------------------------------
  Founders International
   Equity....................... $90  $136  $191  $327  $30   $91  $155  $327
------------------------------------------------------------------------------
  Founders Passport............. $90  $136  $191  $327  $30   $91  $155  $327
------------------------------------------------------------------------------
  Japan......................... $87  $128  $178  $303  $27   $84  $143  $303
------------------------------------------------------------------------------
  MidCap Stock.................. $84  $120  $164  $275  $24   $75  $129  $275
------------------------------------------------------------------------------
  Technology Growth............. $85  $123  $169  $285  $25   $78  $134  $285
------------------------------------------------------------------------------
  Transamerica VIF Growth....... $83  $116  $158  $263  $23   $72  $123  $263

* In preparing the examples above, we have relied on the data provided by the funds. We have no reason to doubt the accuracy of that information. However, we have not verified those figures.

** For annuitization under a form that does not include life contingencies, a contingent deferred sales load may apply.

You should not consider these examples to represent past or future expenses. Actual expenses paid may be greater or less than those shown, subject to the guarantees in the certificate. The assumed 5% annual return is only hypothetical. It is not a representation of past or future returns. Actual returns could be greater or less than this assumed rate.
--------------------------------------------------------------------------------
Condensed Financial Information

You will find condensed financial information on each sub-account in Appendix
B. You will find the full financial statements and reports of independent auditors for the variable account in the Statement of Additional Information.

The Issuer

The certificate is issued by Transamerica Life Insurance Company of New York (Transamerica).

We will issue to the owner a certificate under a group annuity contract. The contract and the certificates are available only in New York.

This prospectus does not offer the sub-accounts or the fixed account in any jurisdiction where they are not allowed to be sold. We do not authorize any dealer, salesperson or other person to give information or make representations not contained in this prospectus. You should not rely on any information or representation that is not in this prospectus.

Certificate Value

The certificate provides that the certificate value, after certain adjustments, will be applied to an annuity form and payment option on a selected future date.

The certificate value will depend on the investment experience of each sub-account of the variable account you select. All payments and values provided under the certificate when based on the investment experience of the variable account are variable and are not guaranteed as to dollar amount. Therefore, before the annuity date you, as the owner, bear the entire investment risk under the certificate.

There is no guaranteed or minimum cash surrender value, so the proceeds of a surrender could be less than the total premiums.

Initial Premium

The initial premium for each certificate must generally be at least $5,000. We will waive this minimum if the certificate is sold as a qualified certificate to certain retirement plans. Generally, each additional premium must be at least $500. We will waive this minimum if you select an automatic payment plan. In no event, however, may the total of all premiums under a certificate exceed $1,000,000 without our prior approval. The minimum net premium that may be allocated to a sub-account with no current allocations is $500. See Certificate Application and Premiums on page 22.

The Variable Account

The variable account is a separate account, designated as Separate Account VA-2LNY, divided into sub-accounts. Assets of each sub-account are invested in a specified mutual fund portfolio. Each sub-account uses its assets to purchase, at their net asset value, shares of a specific series or portfolio of the following funds:

 .  Dreyfus Variable Investment Fund;

 .  Dreyfus Investment Portfolios;

 .  Growth Portfolio of Transamerica Variable Insurance Fund, Inc.;

 .  Dreyfus Stock Index Fund; or

 .  The Dreyfus Socially Responsible Growth Fund, Inc.

The Sub-Accounts

The following 28 sub-accounts are currently available for investment in the variable account.

 .  Balanced

 .  Appreciation(/1/)

 .  Disciplined Stock

 .  Growth and Income

 .  International Equity

 .  International Value

 .  Limited Term High Income

 .  Money Market

 .  Quality Bond

 .  Small Cap

 .  Small Company Stock

 .  Special Value

 .  Zero Coupon 2000

 .  Stock Index

 .  Socially Responsible Growth

 .  Core Bond

 .  Core Value

 .  Emerging Leaders

 .  Emerging Markets

 .  European Equity

 .  Founders Discovery

 .  Founders Growth

 .  Founders International Equity

 .  Founders Passport

 .  Japan

 .  Mid Cap Stock

 .  Technology Growth

 .  Transamerica VIF Growth

(/1/) Formerly known as Capital Appreciation.

The funds pay their investment adviser and administrators certain fees charged against the assets of each portfolio. The certificate value, if any, and the amount of any variable annuity payments will vary to reflect the investment performance of all of the sub-accounts you select and the deduction of the charges. See Charges and Deductionson page 30. For more information about the funds see The Funds on page 15 and the accompanying funds' prospectuses.

The Fixed Account

We will credit interest to the amounts in the fixed account at a rate of not less than 3% annually. We may credit interest at a rate in excess of 3% at our discretion for any class. We guarantee to credit each interest rate for at least 12 months.

Investment Option Limit

Currently, you may not elect more than a total of 18 investment options over the life of the certificate. Investment options include each sub-account of the variable account and the fixed account.

Transfers Before the Annuity Date

Before the annuity date, you may make transfers among the sub-accounts. A "transfer" is the reallocation of amounts among the sub-accounts of the variable account.

We charge a fee of $10 for each transfer in excess of 18 per certificate year. Transfers under certain programs, such as Dollar Cost Averaging, will not count towards the 18 free transfers per certificate year.

Withdrawals

You may withdraw all or part of the cash surrender value on or before the annuity date. However, amounts you withdraw may be subject to a contingent deferred sales load. Amounts you withdraw may also be subject to a premium tax or similar tax, depending upon the state in which you live. Withdrawals may further be subject to any federal, state or local income tax, and a penalty tax. Withdrawals from qualified certificates may be subject to severe restrictions. Except for IRAs and Roth IRAs, qualified certificates are sold only with our prior approval. We will generally deduct the annual certificate fee on a full surrender of a certificate. See Cash Withdrawals on page 26.

Contingent Deferred Sales Load/Surrender Charge

We do not deduct a sales charge from premiums, although we may deduct premium taxes.

However, if any part of the certificate value is withdrawn, a contingent deferred sales load, or surrender charge, of up to 6% of premiums withdrawn may be assessed by us to cover certain expenses relating to the sale of the certificates, including commissions to registered representatives and other promotional expenses. We guarantee that the total contingent deferred sales load will never exceed 6% of the premiums.

Range of Contingent Deferred Sales Load Over Time

  Certificate Years        Contingent Deferred
  Since Premiums Receipt   Sales Load
  ----------------------   -------------------
  Less than 2 years        6%
  2 years but less
  than 4 years             5%
  4 years but less
  than 6 years             4%
  6 years but less
  than 7 years             2%
  7 or more                0%

After we have held a premium for seven certificate years, you may withdraw the remaining premium without a contingent deferred sales load/surrender charge. You may make withdrawals each certificate year before the annuity date of up to the allowed amount described below without incurring a contingent deferred sales load.

The allowed amount is equal to:

 . during the first certificate year, the accumulated earnings not previously withdrawn;

 . after you have held your certificate for at least one full certificate year, and only for the first withdrawal in a certificate year, the sum of:

  1. 100% of premiums not previously withdrawn and received at least seven certificate years before the date of withdrawal; plus,

  2. the greater of:

    a) the accumulated earnings not previously withdrawn; or,

    b) 10% of premiums received at least one but less than seven complete certificate years before the date of withdrawal not reduced to take into account any withdrawals deemed to be made from such premiums.

 . after the first certificate year and after the first withdrawal in a certificate year, the sum of:

  1. 100% of premiums not previously withdrawn and received at least seven complete certficiate years before the date of withdrawal; plus,

  2. accumulated earnings not previously withdrawn.

Other Charges and Deductions

We deduct a daily charge referred to as the Mortality and Expense Risk Charge. This charge is equal to a percentage of the value of the net assets in the variable account for the mortality and expense risks assumed. The effective annual rate of this charge is 1.25% of the value of the net assets in the variable account attributable to your certificate. See Mortality and Expense Risk Charge on page 32. We guarantee that this mortality and expense risk charge will not be increased.

We also deduct a daily charge referred to as the Administrative Expense Charge. This charge equals 0.15% annually of you net asset value in the variable account. It helps cover some of the costs of administering the certificate and the variable account. This charge may change, but it is guaranteed not to exceed 0.25% annually. See Administrative Charges on page 32.

There is also an administrative charge deducted each year for certificate maintenance, referred to as the Certificate Fee. This fee is currently $30, or 2% of the certificate value, if less. It will not be assessed for certificate years in which the certificate value exceeds $50,000 on the last business day of the certificate year or as of the date the certificate is surrendered. For certificates valued less than $50,000, we will deduct the certificate fee at the end of the certificate year or when you surrender the certificate, if earlier. We may change the certificate fee for any certificate year. But we guarantee it will not exceed the lesser of $60 or 2% of the certificate value.

After the annuity date this fee is referred to as the annuity fee. The annuity fee is $30 and will not change.

We charge a transfer fee of $10 or 2% of the amount of withdrawal for each transfer in excess of eighteen during a certificate year. See Transfer Fee on page 33.

Also, New York currently has no premium tax or retaliatory premium tax. If New York imposes these taxes in the future, or if you are, or become, a resident of a state other than New York where such taxes apply, the charges could be deducted from premiums and/or from the annuity purchase mount upon annuitization. See Premium Taxes on page 33.

Annuity Payments

We will make annuity payments either on a fixed basis or a variable basis, or a combination of a fixed and variable basis, as you select. You have flexibility in choosing the annuity date. In no event may the annuity date be later than the first day of the month immediately preceding the month of your 85th birthday. The annuity date cannot be earlier than the first day of the month coinciding with or immediately following the third certificate anniversary. We will begin annuity payments on the first day of the calendar month following the annuity date.

You have a choice of four annuity forms:

1.Life Annuity;

2.Life and Contingent Annuity;

3.Life Annuity with Period Certain;

4.Joint and Survivor Annuity; and

5.Other annuity forms, subject to our agreement.

Payments on Death Before the Annuity Date

We pay a death benefit on the death of either the owner or annuitant before the annuity date. If the deceased owner or annuitant, as applicable, had not attained their 85th birthday, the death benefit is the greatest of:

(a) the certificate value;

(b) all premiums paid to the certificate less withdrawals and any premium taxes applicable to those withdrawals; or

(c) the greatest certificate anniversary value before the earliest of the annuitant's or owner's 75th birthday, increased by premiums paid since that certificate anniversary, less withdrawals and any premium taxes applicable to those withdrawals.

If the deceased owner or annuitant, as applicable, had attained age 85, the death benefit will be the certificate value. We will generally pay the death benefit within seven days of receipt of the required proof of death. We must have sufficient information about the beneficiary to make the payment. We must receive the beneficiary's election of the method of settlement. If we receive no election of the settlement method, we will pay the death benefit no later than one year from the date of death. We do not charge a contingent deferred sales load. The beneficiary may elect to receive the death benefit as either a lump sum or as an annuity.

Federal Income Tax Consequences

An owner who is a natural person, meaning an individual, rather than a corporation or trust, generally should not be taxed on increases in the certificate value until a distribution under the certificate occurs. A withdrawal or annuity distribution will trigger a taxable event. A deemed distribution would also trigger a taxable event. Deemed distributions occur when owners pledge, loan, or assign a certificate as collateral. Generally, a portion, up to 100%, of any distribution or deemed distribution is taxable as ordinary income. The taxable portion of distributions is generally subject to income tax withholding unless the recipient elects otherwise. Mandatory withholding may apply for certain qualified certificates. In addition, a federal penalty tax may apply to certain distributions or deemed distributions.

Right to Cancel

You have the right to examine the certificate for a limited period. This is known as a free look period. You can cancel the certificate by delivering or mailing a written notice or by sending a telegram to:

 .  the agent from whom you purchased the certificate; or

 .  our service center.

You must do this before midnight of the tenth day, or longer if required by the New York Department of Insurance, after you receive the certificate.

If you give us notice and return the certificate by mail, properly addressed and postage prepaid, we will deem it to have been made on the date postmarked. We will refund the amounts allocated to the fixed account and the variable account accumulated value determined as of the date the notice is postmarked within seven days after we receive such notice to cancel and the returned certificate. See Premiums on page 22.

You may request more information by writing:

Transamerica Annuity Service Center
4333 Edgewood Road N.E.
Cedar Rapids, Iowa 52499-0001
or by calling 877-717-8861

with any questions concerning your certificate.

You should provide the certificate number and the owner's and annuitant's names when requesting information regarding a specific certificate.

NOTE: The foregoing summary is qualified in its entirety by the detailed information in the remainder of this prospectus and in the prospectuses for the funds. They should be referred to for more detailed information.

For qualified certificates, limits or restrictions may be imposed on premiums, withdrawals, distributions, benefits or other certificate provisions due to:

 .  the requirements of a particular retirement plan;

 .  an endorsement to the certificate; or

 .  limitations or penalties imposed by the Code or the Employee Retirement
   Income Security Act of 1974, as amended.

This prospectus does not describe such limitations or restrictions.

PERFORMANCE DATA

From time to time, we may advertise yields and average annual total returns for the sub-accounts of the variable account. In addition, we may advertise the effective yield of the Money Market Sub-Account.

These figures will be based on historical information and do not indicate future performance.

Yield Calculations

The yield of the Money Market Sub-Account refers to the annualized income generated by an investment in that sub-account over a specified seven-day period.

The yield is calculated by assuming:

 . the income generated for that seven-day period is generated each seven-day period over a 52-week period; and

 .  it is shown as a percentage of the investment.

The effective yield is calculated similarly but, when annualized, the income earned by an investment in that sub-account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a sub-account, other than that of the Money Market Sub-Account, refers to the annualized income generated by an investment in the sub-account over a specified thirty-day period. The yield is calculated by assuming that the income generated by the investment during that thirty-day period is generated each thirty-day period over a twelve-month period and is shown as a percentage of the investment.

The yield calculations do not reflect the effect of any contingent deferred sales load or premium taxes that may apply to a particular certificate. When the contingent deferred sales load is applied to a particular certificate, the yield of that certificate will be reduced. For additional information about how yields and total returns are calculated, please refer to the Statement of Additional Information.

Total Returns

Average annual total returns for each sub-account are based on performance data compiled since the sub-account commenced operations. Performance results are also measured over 1, 5 and 10 year time periods. Each return will represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment. This will include the deduction of any applicable contingent deferred sales load, but exclude the deduction of any premium taxes.

Performance Information

Performance information for any sub-account reflects only the performance of a hypothetical certificate under which certificate value is allocated to a sub-account during a particular time period on which the calculations are based. It should be considered in light of:

 .  the investment objectives;

 .  investment policies;

 .  characteristics of the portfolios in which the sub-account invests; and

 .  the market conditions during the given time period.

You should not consider it as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total returns, see the Statement of Additional Information.

Reports and promotional literature may also contain other information including but not limited to:

1. the ranking of any sub-account derived from rankings of variable annuity separate accounts or their investment products tracked by:

  .  Lipper Analytical Services, Inc.,

  .  VARDS,

  .  IBC/Donoghue's Money Fund Report,

  .  Financial Planning Magazine,

  .  Money Magazine, and

  .  Bank Rate Monitor.

  It may also include other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria; and

2. the effect of tax deferred compounding on sub-account investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise.

These may include a comparison, at various points in time, of the return from an investment, or returns in general, on a tax-deferred basis, assuming one or more tax rates, with the return on a currently taxable basis. We may also use other ranking services and indices. In our advertisements and sales literature, we may use charts and graphs to discuss and illustrate:

 .  the implications of longer life expectancy for retirement planning;

 .  the tax and other consequences of long-term investments;

 .  the effects of the lifetime payout option;

 . the operation of certain special investment features in the certificate - such as the dollar cost averaging option;

 .  the effects of certain investment strategies; and

 . the Social Security system and its projected payout levels and retirement plans generally.

We may, from time to time, disclose average annual total returns and cumulative total returns for the sub-accounts in non-standard formats. We will assume that no contingent deferred sales load is applicable to these returns. Whenever we show non-standard performance, we will also show standardized performance. You will find additional information about the calculation of performance data in the Statement of Additional Information.

We may also advertise performance figures for the sub-accounts based on their performance before the time the variable account started.

TRANSAMERICA LIFE INSURANCE COMPANY OF NEW YORK AND THE VARIABLE ACCOUNT

Transamerica Life Insurance Company of New York

Transamerica Life Insurance Company of New York, hereafter referred to as Transamerica, is a stock life insurance company incorporated under the laws of the State of New York on February 5, 1986. It is mainly engaged in the sale of life insurance and annuity policies. The address for Transamerica is 100 Manhattanville Road, Purchase, New York 10577.

Transamerica is a wholly-owned subsidiary of Transamerica Occidental Life Insurance Company. Our principal office is at 100 Manhattanville Road, Purchase, New York, 10577, telephone (914) 701-6000. The certificate is only available in New York. Transamerica Corporation indirectly owns the issuing company, Transamerica Life Insurance Company of New York. On July 21, 1999 Transamerica Corporation was acquired by AEGON N.V., one of the worlds leading international insurance groups.

Published Ratings

Transamerica may from time to time publish in advertisements, sales literature and reports to owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor's, and Duff & Phelps. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of Transamerica. These ratings should not be considered as bearing on the investment performance of assets held in the variable account. Each year the A.M. Best Company reviews the financial status of thousands of insurers. Once it has completed its analysis of each insurer's financial strength, A.M. Best assigns the insurer a Best Rating.

These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, other rating companies, such as by Standard & Poor's Insurance Ratings Services or Duff & Phelps assess our claims-paying ability. They also may be referred to in advertisements or sales literature or in reports to owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the variable account or the degree of risk associated with an investment in the variable account.

Insurance Marketplace Standards Association

In recent years, the insurance industry has recognized the need to develop specific principles and practices to help maintain the highest standards of marketplace behavior and enhance credibility with consumers. As a result, the industry established the Insurance Marketplace Standards Association (IMSA).

As an IMSA member, we agree to follow a set of standards in our advertising, sales and service for individual life insurance and annuity products. The IMSA logo, which you will see on our advertising and promotional materials, demonstrates that we take our commitment to ethical conduct seriously.

The Variable Account

On June 23, 1992, Transamerica's Board of Directors passed resolutions to establish the Separate Account VA-2LNY of Transamerica, also referred to as the variable account, under the laws of the State of New York. The variable account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust. It meets the definition of a separate account under the federal securities laws. However, the Commission does not supervise the management or the investment practices or policies of the variable account.

The assets of the variable account are owned by Transamerica but they are held separately from the other assets of Transamerica. Section 4240 of the New York Insurance Law provides that the assets of a separate account are not chargeable with liabilities incurred in any other business operation of the insurance company. This protection remains in place so long as assets in the separate account do not exceed the reserves and other requirements of the separate account are maintained.

Income, gains and losses incurred on the assets in the variable account, whether or not realized, are credited to or charged against the variable account without regard to Transamerica's other income, gains or losses. Therefore, the investment performance of the variable account is entirely independent of the investment performance of Transamerica's general account assets or any other separate account Transmerica maintains.

The variable account has 28 sub-accounts, each of which invests solely in a specific corresponding portfolio. Changes to the sub-accounts may be made at Transamerica's discretion.

THE FUNDS

The companies that provide investment advice and administrative services for the portfolios offered through this policy are listed below. The following portfolios are currently offered through this policy:

DREYFUS VARIABLE
INVESTMENT FUND
Managed by The Dreyfus Corporation
Balanced Portfolio
Appreciation Portfolio
Disciplined Stock Portfolio
Growth and Income Portfolio
International Equity Portfolio
International Value Portfolio
Limited Term High Income Portfolio
Money Market Portfolio
Quality Bond Portfolio
Small Cap Portfolio
Small Company Stock Portfolio
Special Value Portfolio
Zero Coupon 2000 Portfolio

DREYFUS STOCK INDEX FUND
Managed by The Dreyfus Corporation and Mellon Equity Associates

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
Managed by The Dreyfus Corporation

DREYFUS INVESTMENT PORTFOLIOS
Managed by The Dreyfus Corporation
Core Bond Portfolio
Core Value Portfolio
Emerging Leaders Portfolio
Emerging Markets Portfolio
European Equity Portfolio
Founders Discovery Portfolio
Founders Growth Portfolio
Founders International Equity Portfolio
Founders Passport Portfolio
Japan Portfolio
MidCap Stock Portfolio
Technology Growth Portfolio

TRANSAMERICA VARIABLE
INSURANCE FUND, INC.
Managed by Transamerica
Investment Management, LLC
Transamerica VIF Growth Portfolio

Meeting objectives depends on various factors, including, but not limited to, how well the portfolio managers anticipate changing economic and market conditions. You should be aware of the following risks:

 . There is no assurance that any of these portfolios will achieve their stated objectives.

 . An investment in the contract is not insured or guaranteed by the FDIC or any other government agency.

 . Investing in the contract involves certain investment risks, including possible loss of principal.

The portfolios are open-end management investment companies, or portfolios or series of, open-end management companies registered with the SEC under the 1940 Act, that are often referred to as mutual funds. This SEC registration does not involve SEC supervision of the investments or investment policies of the portfolios.

Shares of the portfolios are not offered to the public but solely to the insurance company separate accounts and other qualified purchasers as limited by federal tax laws. These portfolios are not the same as mutual funds that may have very similar names that are sold directly to the public, and the performance of such publicly available funds, which have different portfolios and expenses, should not be considered as an indication of the performance of the portfolios.

The assets of each portfolio are held separate from the assets of the other portfolios. Each portfolio operates as a separate investment vehicle. The income or losses of one portfolio have no effect on the investment performance of another portfolio.

The sub-accounts reinvest dividends and/or capital gains distributions received from a portfolio in more shares of that portfolio as retained assets.

Resolution of Possible Conflicts

Since variable insurance products from other companies as well as Transamerica can invest in all of the portfolios, there is a possibility that a material conflict may arise between the interests of the variable account and other companies. If conflict occurs, the affected insurance companies will take the needed steps to resolve the matter. This may include stopping their separate account from investing in the portfolios.

Sources of Additional Information

You will find additional information in the current prospectuses for the portfolios, which accompany this prospectus, including:

 .  the investment objectives;

 .  the investment policies;

 .  the investment advisory services;

 .  the administrative services; and

 .  charges

You should read the portfolios' prospectuses carefully before you make any decision concerning the allocation of premiums to, or transfers among, the sub-accounts.

Addition, Deletion or Substitution

Transamerica does not control the portfolios. We therefore cannot guarantee that any of the sub-accounts of the variable account or any of the portfolios will always be available to investors for allocation of premiums or transfers. We retain the right to make changes in the variable account and in its investments.

We reserve the right to:

 .  eliminate the shares of any portfolio held by a sub-account; or

 . substitute shares of another portfolio or of another investment company for the shares of any portfolio.

If the shares of a portfolio are no longer available for investment or if, in our judgement, a portfolio is not fulfilling its intended purpose within the variable account, we reserve the right to remove it. To the extent required by the 1940 Act, we will inform shareholders in advance of any substitutions. We will also seek the Commission's advance approval before making substitutions. These potentially necessary substitutions should not be construed in any way as preventing or limiting the variable account from purchasing other securities for other series or classes of variable annuity certificates, or from effecting an exchange between series or classes of variable certificates on the basis of requests made by owners.

The Establishment of New Sub-Accounts

At our discretion, based on marketing, tax, investment or other conditions, we can elect to establish new sub-accounts. We will make these new sub-accounts available to our existing certificate owners on a basis which we will determine at that time. Each additional sub-account will purchase shares in a portfolio or in another mutual fund or investment vehicle. We may also eliminate one or more sub-accounts if, in our sole discretion, marketing, tax, investment or other conditions so warrant. In the event any sub-account is eliminated, we will notify owners and request a re-allocation of the amounts invested in the eliminated sub-account.

In the event of any substitution or change, we may change the certificates in a way that appropriately reflects substitutions or changes. Furthermore, if we believe it to be in the best interests of persons having voting rights under the certificates, the variable account may be operated as a management company under the 1940 Act or any other form permitted by law. It may also be deregistered under this act in the event such registration is no longer required, or may be combined with one or more other separate accounts.

THE FIXED ACCOUNT

This prospectus is generally intended to serve owners as a disclosure document only for the certificate and the variable account. For complete details regarding the fixed account, see the certificate itself.

Premiums allocated to and amounts transferred to the fixed account become part of the general account of Transamerica, which supports insurance and annuity obligations. Interests in the general account have not been registered under the Securities Act of 1933 (the 1933 Act). Nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. The Securities and Exchange Commission has not reviewed the disclosures in this prospectus which relate to the fixed account.

The fixed account is part of the general account of Transamerica. The general account consists of all of Transamerica's general assets, other than those in the variable account, or assets in any other segregated asset account. We have the right to determine how it will invest the assets of its general account while adhering to applicable laws. The allocation or transfer of funds to the fixed account does not entitle the owner to share in the overall investment returns of our general account.

The Interest Rate of the Fixed Account

We guarantee that we will credit interest at a rate of not less than 3% per year, compounded annually, to amounts allocated to the fixed account under the certificates. We may credit interest at a rate in excess of 3% per year. There is no specific formula for the determination of excess interest credits.

Some of the factors that we may consider in determining whether to credit excess interest to amounts allocated to the fixed account and the amount in that account are:

 .  general economic trends;

 .  rates of return currently available;

 .  anticipated returns on our investments;

 .  regulatory and tax requirements; and

 .  competitive factors.

Interest credited to amounts allocated to the fixed account in excess of 3% per year will be determined in our sole discretion. You, as the owner, assume the risk that interest credited to the fixed account allocations may not exceed the minimum guarantee of 3% for any given year.

Interest rates credited to the fixed account will be guaranteed for at least twelve months and will vary by the timing and class of the allocation, transfer or renewal. After the end of the twelve month period for a particular allocation, we may change the annual rate of interest for that class. The new annual rate of interest will remain in effect for at least twelve months. New premiums paid to the certificate allocated to the fixed account may receive different rates of interest. These rates of interest may differ from those interest rates credited to amounts transferred from the variable sub-accounts and from those credited to amounts remaining in the fixed account and receiving renewal rates. These rates of interest may also differ from rates for allocations applied under certain options and services we may be offering.

Transfers from the Fixed Account

Transfers from the fixed account into a sub-account of the variable account are limited to four per certificate year. The maximum amount you may transfer from the fixed account will be the maximum transfer amount in effect on the date of such transfer during a certificate year. The maximum transfer amount is a percentage of the value of the fixed account as of the date of the last certificate anniversary. The percentage rate, which we will declare from time to time, will be a minimum of 25% and, currently, is 25%.

Transfers into the Fixed Account

You must wait 90 days before you are allowed to make a second or additional transfer from a sub-account of the variable account into the fixed account.

THE CERTIFICATE

The certificate is a flexible premium multi-funded individual deferred annuity certificate. The rights and benefits under the certificate are described below and in the certificate. We reserve the right to modify the certificate so that it conforms to any federal or state stature, or rule or regulation. Such modifications will give certificate owners the benefits of these changes. We are responsible for the obligations stated in the certificate.

The certificates may be used for contributory and rollover IRAs and for contributory and rollover Roth IRAs that qualify for special federal income tax treatment. With our prior approval, the certificates may be used as Section 403(b) annuities and for use in Section 401(a) qualified pension and profit sharing plans established by corporate employers. Generally, qualified certificates contain restrictive provisions limiting the timing and amount of payments and distributions from the qualified certificate.

CERTIFICATE APPLICATION AND PREMIUMS

Premiums

Please send all of your premium payments to our service center. We will send you a confirmation to acknowledge the acceptance of each premium.

The initial premium for each certificate must generally be at least $5,000. We, may, at our discretion, accept lower initial premiums for certain qualified certificates.

We will ordinarily issue the certificate and derive the net premium from the initial premium within two days of receipt of a properly completed application and the premium. At this time, the certificate is accepted and funded with your premium. A net premium is defined as a premium minus any applicable premium taxes. Acceptance of the application is subject to it being received in good order. We reserve the right to reject any application. Certificates normally will not be issued with annuitants more than 80 years old, although we in our discretion may waive this restriction in certain cases.

If the initial premium allocated to the variable sub-account(s) cannot be credited within two days of receipt because the information is incomplete, or for any other reason, we will contact you. We will explain the reason for the delay and will refund the initial premium within five business days. If you consent to our retaining the initial premium, we will credit it to the variable sub-account of your choice as soon as the requirements are fulfilled.

Ten Day Cancellation Option

You have the right to examine the certificate for a limited period known as a free look period. You may cancel the certificate by delivering or mailing a written notice or by sending a telegram to:

 .  the agent through whom the certificate was purchased; or

 .  our service center.

This must be done before midnight of the tenth day after receipt of the certificate. If you give notice by mail and return the certificate by mail, properly addressed with postage paid, the request for cancellation will be deemed to have been made on the date postmarked. We will refund your premiums allocated to the fixed account plus the variable account accumulated value, determined by the date postmarked. The return of these amounts will occur within seven days after we receive your returned certificate and request to cancel.

You may make additional premiums into the certificate at any time before the annuity date, as long as the annuitant or contingent annuitant is living. Additional premiums must be at least $500, or at least $100 if paid through an automatic payment plan. If you use an automatic payment plan, we will automatically deduct the additional premiums from a bank account. In addition, minimum allocation amounts apply. Additional net premiums are credited to the certificate as of the date the payment is received. Currently, additional premiums may not be made to Section 401(a) and Section 403(b) annuity certificates.

Total premiums for any certificate may not exceed $1,000,000 without our prior approval. In no event may the sum of all premiums for a certificate during any taxable year exceed the limits imposed by any applicable federal or state laws, rules, or regulations.

Choosing One or More Investment Options

You specify how premiums will be allocated under the certificate. You may select one or more sub-accounts, and you may allocate your premium dollars in the percentages of your choice. Any premium allocation you choose is allowed, as long as it is 10% or more, and you use whole numbers. 25% is allowed, for example, whereas an allocation of 25.50% is not allowed. In addition, the initial premium allocated to any sub-account must be at least $500. You have the choice of which sub-accounts to invest, or not invest in. For all non-IRA certificates, the net premium derived from the initial premium will be allocated directly to the sub-account or sub-accounts you choose. These net premiums will be allocated as you have chosen, in the percentages you selected when we receive the premium.

You may change your allocation percentages at any time. To do this, simply submit a request for such a change to our service center in a form and manner acceptable to us. Any changes to the allocation percentages are subject to this limitation above. Please call our service center in advance to determine how your request for allocation changes should be made. Your requested changes will take effect:

 .  with the first we receive after you have submitted your request; or

 .  with any request deemed acceptable by us that is accompanied by a premium.

Your requested changes will remain in effect until you change them again or surrender your certificate.

Investment Option Limit

Currently, you may not allocate account value to more than eighteen investment options over the life of the certificate. Investment options include sub-accounts of the variable account and the fixed account. Each sub-account and the fixed account that ever received a transfer or purchase payment allocation count as one towards this total of eighteen limit. We may waive this limit in the future.

For example, if you make an allocation to the Money Market Sub-Account and later transfer all amounts out of this Money Market Sub-Account, it would still count as one for the purposes of the limitation even if it held no value. If you transfer from a sub-account to another sub-account and later back to the first, the count towards the limitation would be two, not three.

CERTIFICATE VALUE

Before the annuity date, the certificate value is the sum of:

 .  the fixed account accumulated value; plus

 .  the variable account accumulated value.

The variable account accumulated value is expected to change from valuation period to valuation period. The changes reflect the investment performance of the selected portfolios, and also reflect the deductions for charges.

The variable account accumulated value is determined with the use of valuation periods. A valuation period is the period between successive valuation days. It begins at the close of the New York Stock Exchange, generally 4:00 p.m. ET, on each valuation day. It ends at the close of the New York Stock Exchange on the next succeeding valuation day. A valuation day is each day that the New York Stock Exchange is open for regular business. The value of the variable account assets is determined at the end of each valuation day. To determine the value of an asset on a day that is not a valuation day, the value of that asset as of the end of the next valuation day will be used.

How Your Variable Accumulation Units Are Created

When you pay premiums into your certificate, those premiums are used to purchase variable accumulation units in the sub-accounts in which you have chosen to invest. At the end of each valuation period during which we received premiums from you, yours will be credited with additional variable accumulation units. The number of units you receive is determined by dividing:

 .  the portion of each net premium allocated to the sub-accounts; by

 .  the variable accumulation unit value, at the end of the valuation period.

When you pay your first premium, which is defined as the initial net premium, variable accumulation units for that payment are credited to the certificate value. That credit is then held in the Money Market Sub-Account for fifteen calendar days after the certificate date.

The variable accumulation units credited to your certificate as the result of your initial net premium are credited to your certificate's value within two valuation days of the later of:

1. the date on which our service center receives an acceptable and properly completed application; or

2.  the date on which our service center receives the initial premium.

The variable accumulation units credited to your certificate as the result of subsequent premiums will be credited to your certificate's value at the end of the valuation period during which we received your payment.

How Variable Accumulation Unit Values Are Calculated

The value of a variable accumulation unit for each sub-account for a valuation period is established at the end of each valuation period. It is calculated by multiplying the value of that unit at the end of the prior valuation period by the sub-account's net investment factor for the valuation period. The value of a variable accumulation unit may go up or down.

The net investment factor is used to determine the value of accumulation and annuity unit values for the end of a valuation period. The applicable formula can be found in the Statement of Additional Information.

Transferring Among Sub-Accounts

When you transfer premium dollars among the sub-accounts, those transfers will result in the purchase and/or cancellation of variable accumulation units. The value of these units will equal the total dollar amount you are transferring to or from a sub-account. These transactions are valued at the end of the valuation day on which you performed your transaction.

TRANSFERS

Transfers Before the Annuity Date

Before the annuity date, you may transfer all or part of the certificate value among the sub-accounts by giving a written request to our service center subject to the following conditions:

1.  the minimum amount that may be transferred is $500; and

2.  the minimum transfer to an inactive sub-account is $500.

Transfers are restricted into or out of the fixed account. Transfers are also subject to terms and conditions that may be imposed by the portfolios.

Your transfer request must specify the amounts you wish to transfer from each sub-account or the fixed account and the amounts you wish to transfer into each sub-account or the fixed account.

We impose a transfer fee equal to the lesser of $10 or 2% of the amount of transfer for each transfer over 18 in a certificate year. We also reserve the right to:

 .  waive the transfer fee;

 .  vary the number of transfers without charge, but not fewer than 12; or

 .  not count transfers under certain options or services.

If a transfer request would reduce the value in a sub-account or the fixed account to less than $500, then we reserve the right to transfer the remaining amount along with the amount you requested to be transferred. This will be done according to your transfer instructions. Under current law, there will not be any tax liability to you as the owner if you make a transfer.

Possible Restrictions

We reserve the right without prior notice, to modify, restrict, suspend or eliminate the transfer privileges at any time and for any reason. For example, restrictions may be necessary to protect owners from adverse impacts on portfolio management of large and/or numerous transfers by market timers or others. We have determined that the movement of significant sub-account values from one sub-account to another may prevent the portfolio impacted by these transfers from taking advantage of investment opportunities. This occurs because the portfolio must maintain a significant cash position in order to handle redemptions.

The certificate you are purchasing was not designed for professional market timing organizations or other persons that use programmed, large, or frequent transfers. The use of such transfers may be disruptive to an underlying fund portfolio. We reserve the right to reject any premium payment or transfer request from any person, if, in our judgment, an underlying fund portfolio would be unable to invest effectively in accordance with its investment objectives and policies or would otherwise be potentially adversely affected or if an underlying portfolio would reject our purchase order.

Such large and sudden movement of assets in any one portfolio may also cause a substantial increase in portfolio transaction costs. These costs must be indirectly borne by owners. Therefore, we reserve the right to require that all transfer requests be made by you, the owner, and not by a third party holding a power of attorney. We also require that each transfer request be made by a separate communication to us. We also reserve the right to request that each transfer request be submitted in writing and be manually signed by the owner or owners; facsimile transfer requests may not be allowed.

Dollar Cost Averaging

You may elect to participate in dollar cost averaging. Dollar cost averaging allows you to invest monthly the dollar amount you designate, from $250 upwards, into the portfolio of your choice. The main benefit of this systematic investment technique is that it enables you to average out the cost of your unit prices over time, as you invest regularly to meet your personal investment objectives.

Before the annuity date, you may request that a designated amount of money be automatically transferred from one, and only one, of the sub-accounts which invests in:

 .  the Money Market;

 .  the Quality Bond Portfolio;

 .the Limited High Term Income Portfolio; or

 .  the Fixed Account.

This money may be transferred to any of the sub-accounts on a monthly basis by submitting a request to our service center. The request must be in a form and manner acceptable to us. You may not DCA into the fixed account. Your transfers will begin the month after we receive your request (however, you must wait at least one week after we receive it). Dollar cost averaging transfers will not begin until the later of:

1. 30 days after the certificate date; or

2. the estimated end of the free look period, allowing 5 days for delivery of the certificate by mail.

Transfers will continue for the duration you selected unless terminated:

1. by you;

2. automatically by us because there are insufficient funds in the applicable sub-account or fixed account; or

3. for other reasons as set forth in the certificate.

You may request that monthly transfers be continued for an additional period of time. You can accomplish this by giving notice to our service center in a form and manner acceptable to us within 30 days before the last monthly transfer. If no request to continue the monthly transfers is made by you, as the owner, this option will terminate automatically with the last transfer.

Special Dollar Cost Averaging Option

When you make a purchase payment to the contract, you may elect to allocate the entire purchase payment to either the six or twelve month special Dollar Cost Averaging accounts of the fixed account. The purchase payment will be credited with interest at a guaranteed fixed rate. Amounts will then be transferred from the special Dollar Cost Averaging account to the variable sub-accounts pro rata on a monthly basis for six or twelve months (depending on the option you select) in the allocations you specified when you applied for the contract.

Amounts from the sub-accounts and/or fixed account options may not be transferred into the special Dollar Cost Averaging accounts. In addition, if you request a transfer (other than a Dollar Cost Averaging transfer) or a withdrawal from a special Dollar Cost Averaging account, any amounts remaining in the special account will be transferred to the variable sub-accounts according to your original allocation instructions. The special Dollar Cost Averaging option will end and cannot be reelected. The special Dollar Cost Averaging Option cannot be in effect at the same time the regular Dollar Cost Averaging is in effect.

Automatic Asset Rebalancing

When you allocate purchase payments to certain portfolios in certain percentages, you define how you want your investments to perform. Changing market conditions affect each portfolio's performance, and can throw your allocations out of balance. You may instruct us to automatically rebalance the amounts by reallocating them among the variable sub-accounts, at the time and in the percentages that you specify. You must specify automatic asset rebalancing in your instructions to us. As the owner, you may elect to have the rebalancing done on an annual, semi-annual or quarterly basis. You may also elect to have amounts allocated among the sub-accounts using whole percentages, with a minimum of 10% allocated to each sub-account.

You may elect to establish, change or terminate the automatic asset rebalancing by submitting a request to our service center in a form and manner acceptable to us. Automatic asset rebalancing will not count towards the limit of 18 free transfers in a contract year. There is currently no charge for the automatic asset rebalancing. However, we reserve the right to charge a nominal amount for this feature. We also reserve the right to discontinue offering automatic asset rebalancing any time for any reason.

Eligibility Requirements

In order to be eligible for dollar cost averaging, you must meet the following conditions:

1. the value of the selected sub-account (from which your transfers are made) must be at least $5,000;

2. the minimum amount that you may transfer out of the selected sub-account or fixed account is $250 per month; and

3. the minimum amount transferred into any other sub-account is the greater of $250 or 10% of the amount being transferred.

Please note that dollar cost averaging transfers can not be made from a sub-account from which you are receiving systematic withdrawals or automatic payouts.

You will not be charged for the dollar cost averaging service and transfers that result from dollar cost averaging practices. Nor will these transfers count toward the 18 transfers without charge per certificate year.

After the Annuity Date

If you elect a variable annuity payout option, you may transfer variable account amounts after the annuity date by submitting a request in a form acceptable to us at our service center. Your request will be subject to the following provisions:

1. transfers after the annuity date may be made no more than four times during any annuity year; and

2. the minimum amount transferred from one sub-account to another is the amount supporting a current $50 monthly payment.

Your transfers among sub-accounts during the annuity period will be processed based on the formula outlined in the Statement of Additional Information.

CASH WITHDRAWALS

Withdrawals

You may generally withdraw all or part of your contract's cash surrender value at any time during the life of the annuitant and before the annuity date. You can do this by giving a written request to our service center. Your request will be subject to the rules below. Federal or state laws, rules or regulations may also apply.

If you surrender your certificate on or before the annuity date we will pay you the cash surrender value. The cash surrender value is equal to:

 .  the certificate value; minus

 .  any certificate fee; minus

 .  any applicable contingent deferred sales load, and minus

 .  any applicable premium taxes.

A surrender of your certificate will result in a cash withdrawal payment equal to the certificate's cash surrender value at the end of the valuation period during which we receive your request along with all of your completed forms.

No withdrawals may be made after the annuity date. Only one partial withdrawal will be permitted while the systematic withdrawal option is in effect. Partial withdrawals must be at least $500.

In the case of a partial withdrawal, you may instruct our service center as to the amounts to be withdrawn from each sub-account or fixed account. If you do not specify from where the withdrawal is to be made, the withdrawal will be taken pro rata from all sub-accounts with current values. If the requested withdrawal reduces the value of the sub-account to less than $500, we reserve the right to transfer the remaining value of that sub-account pro rata. If no such sub-accounts exist, such transfer will be made to the Money Market Sub-Account. You will be notified in writing of any such transfer.

A partial withdrawal will not be processed if it would reduce the certificate value to less than $2,000. In that case, you will be notified that you will have 10 days from the date notice is mailed to:

a. withdraw a lesser amount, subject to the $500 minimum, leaving a certificate value of at least $2,000; or

b. surrender the certificate for its cash surrender value.

Amounts payable will be determined as of the end of the valuation period during which the subsequent instructions are received. If, after the expiration of the 10-day period, no written election is received from you, your withdrawal request will be considered null and void, and no withdrawal will be processed.

Fees Relating to Withdrawals or Surrenders

The certificate fee will be deducted from a full surrender before the application of any contingent deferred sales load. Your withdrawals may be taxable transactions. The Code requires us to withhold federal income tax from withdrawals.

However, as an owner, you generally will be entitled to elect, in writing, not to have tax withholding apply. This is true except for distributions from certain qualified certificates that may be subject to mandatory 20% withholding. Withholding applies to the portion of the withdrawal which is includible in income and subject to federal income tax. The federal income tax withholding rate for partial withdrawals and full surrenders is 10%, or 20% in the case of certain qualified plans, of the taxable amount of the withdrawal. Withholding applies only if the taxable amount of the withdrawal is at least $200. Moreover, the Code provides that a 10% penalty tax may be imposed on the taxable portions of distributions for certain early withdrawals. In addition, under New York law you may request us to withhold New York income tax from withdrawals.

Withdrawals, including surrender requests, generally will be processed as of the end of the valuation period during which the request, including all completed forms, is received. Payment of any cash withdrawal or lump sum death benefit due from the variable account will occur within seven days from the date we receive your request, except that we may postpone such payment if:

1. the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

2. an emergency exists as defined by the Commission, or the Commission requires that trading be restricted; or

3. the Commission permits a delay for the protection of owners.

The withdrawal request will be effective when all appropriate forms are received. Payments of any amounts derived from premiums paid by check may be delayed until the check has cleared your bank. The payment of a withdrawal from the fixed account may be delayed for up to six months. If delayed for more than 10 days, interest will be paid on the withdrawal amount up to the date of payment.

You, as the owner, assume the investment risk for amounts allocated to the variable account. Certain withdrawals are subject to a contingent deferred sales load. The total amount paid upon surrender of the certificate, taking into account any prior withdrawals, may be more or less than the total premiums paid.

Additional Withdrawal and Surrender Provisions

After a withdrawal of the total cash surrender value, or at any time that the certificate value is zero, all of your rights as the owner will terminate.

Qualified certificates offered by the prospectus, except for IRAs and Roth IRAs, are only offered with our prior approval. They will be issued in connection with retirement plans which meet the requirements of the Code. You should refer to the terms of the particular retirement plan for any additional limitations or restrictions on your cash withdrawals, as these limitations or restrictions may supercede those of the certificate issued by us.

You may elect, under the systematic withdrawal option or automatic payout option (but not both), to withdraw certain amounts on a periodic basis from the sub-accounts before the annuity date.

Systematic Withdrawal Option

Before the annuity date, you may elect to have withdrawals automatically made from one or more sub-account(s) on a monthly basis. You can accomplish this by giving written notice to our service center. Other distribution modes may be allowed. The withdrawals will begin the month following, but no sooner than one week following, receipt of your written notice. Please note, however, payments will not begin sooner than the later of:

a. 30 days after the certificate date; or

b. the end of the free look period, allowing 5 days for delivery of the certificate by mail.

Upon written notice to you, we may change the day of the month on which withdrawals are made under this option. Withdrawals will be from the sub-account, or sub-accounts, and in the percentage allocations specified by you the owner. If no specifications are made, withdrawals will be pro rata from all sub-accounts. Systematic withdrawals can not be made from a sub-account from which dollar cost averaging transfers are being made.

Eligibility and Rules of the Systematic Withdrawal Option

To be eligible for the systematic withdrawal option:

 . the certificate value must be at least $12,000 at the time you elect to use this option;

 .  the minimum monthly amount that can be withdrawn is $100; and

 . the maximum monthly amount that can be withdrawn on an annual basis is equal to the sum, as of the date of the first withdrawal, of:

  a) 10% of premiums that are less than seven certificate years old, and

  b) 10% of remaining premiums that are at least seven certificate years old.

Systematic withdrawals are not subject to the contingent deferred sales load but may be reduced by any applicable premium tax. Systematic withdrawals may be taxable, subject to withholding, and subject to the 10% penalty tax.

Systematic withdrawals will continue unless you terminate them or they are automatically terminated by us as described in the certificate. If this option is terminated it may not be used again until the next certificate anniversary. You may make only one partial withdrawal while the systematic withdrawal option is in effect. If you make a second partial withdrawal while this option is in effect, it will automatically terminate the systematic withdrawal option. Upon any second partial withdrawal, any amount requested as a partial withdrawal, including the first in a certificate year, will be subject to a contingent deferred sales load to the extent it exceeds accumulated earnings.

We reserve the right to impose an annual fee of an amount not to exceed $25 per certificate year for administrative expenses associated with processing the systematic withdrawals. This fee, which is currently waived, will be deducted from each systematic withdrawal in equal installments during a certificate year. Consult your tax adviser and, if applicable, the particular retirement plan, before requesting withdrawals from a qualified certificate. There may be severe restrictions on withdrawals from qualified certificates.

Automatic Payout Option, or APO

Before the annuity date you may elect the automatic payout option, referred to as the APO, to satisfy minimum distribution requirements under the Code for certain qualified certificates.

DEATH BENEFIT

If an owner or annuitant dies before the annuity date, a death benefit on the certificate is payable. If the deceased owner or annuitant, as applicable, had not reached age 85, the death benefit will be the greatest of:

a. the certificate value;

b. all premiums paid less all withdrawals and any premium taxes applicable to those withdrawals; or

c. the greatest certificate anniversary value before the earliest of the annuitant's or owner's 75th birthday plus all premiums paid since that certificate anniversary, minus all withdrawals and any premium taxes applicable to those withdrawals since that certificate anniversary.

If the deceased owner or annuitant, as applicable, had attained age 85, the death benefit will be equal to the certificate value.

The death benefit will be determined as of the valuation period during which the later of:

a. proof of death of the owner or annuitant is received by our service center;
   or

b. written notice of the method of settlement elected by the beneficiary is received at our service center.

If no settlement method is elected, the death benefit will be calculated and paid as of a date no later than one year after the date of death. No contingent deferred sales load will apply. Until the death benefit is paid, the certificate value will remain in the sub-accounts as previously specified by the owner or as reallocated according to instructions received by us from all beneficiaries. Therefore, the certificate value will fluctuate with the investment performance of the applicable sub-accounts. As a result, the amount of the death benefit will depend on the certificate value at the time the death benefit is paid.

Payment of Death Benefit

The death benefit is generally payable upon receipt of proof of death of the annuitant or owner. Once our service center receives this proof and the beneficiary's choice of a method of settlement, the death benefit generally will be paid within seven days, or as soon thereafter as we have sufficient information to make the payment. The death benefit may be paid in a lump sum cash benefit. Subject to any limitations under any state or federal law, rule, or regulation, it may be paid under one of the annuity forms, unless a settlement agreement effective under the certificate prevents this choice. If no settlement method is elected within one year of the date of death, the death benefit will be paid in a lump sum. The payment of the death benefit may be subject to certain distribution requirements under the federal income tax laws.

Designation of Beneficiaries

You, as the owner, may select one or more beneficiaries and name them in the application. If you select more than one beneficiary, unless you indicate otherwise they will each share equally in any death benefits payable. Different beneficiaries may be named with respect to the annuitant's death and the owner's death. Respectively, these individuals are referred to as the annuitant's beneficiary and the owner's beneficiary. Before the annuitant's death, you may change the beneficiary by notice to our service center in a form and manner acceptable to us. The owner may also make the designation of beneficiary irrevocable by sending notice to and obtaining approval from our service center. Irrevocable beneficiaries may only be changed with the written consent of the designated irrevocable beneficiaries, except to the extent required by law.

The interest of any beneficiary who dies before the owner or annuitant will terminate at the death of said beneficiary. The interest of any beneficiary who dies at the time of, or within 30 days after, the death of the owner or annuitant will also terminate if no benefits have been paid, unless the certificate has been endorsed to provide otherwise. The benefits will then be paid as though the beneficiary had died before the owner or annuitant. If the interests of all designated beneficiaries have terminated, any benefits payable will be paid to the owner's estate.

We may rely on an affidavit by any responsible person in determining the identity or non-existence of any beneficiary not identified by name.

Death of Annuitant Before the Annuity Date

If the annuitant dies before the annuity date and the annuitant is not the owner and there is no contingent annuitant, a death benefit under the certificate relating to that annuitant will be paid to the annuitant's beneficiary. If there is a contingent annuitant, then upon the death of the annuitant the contingent annuitant will become the annuitant and no death benefit will be paid at that time.

Death of Owner Before the Annuity Date

If an owner dies before the annuity date, a death benefit will be paid to that owner's beneficiary. If the contract has joint owners, the surviving joint owner will be deemed the owner's beneficiary. If the owner's beneficiary is the deceased owner's spouse, then the spouse may elect to continue the contract as his or her own or receive payment of the death benefit. If the spouse elects to continue the contract, an amount equal to the excess, if any, of the Death Benefit over the account value will then be added to the account value. This amount will be added only once, at the time of such election. Furthermore, all future contingent deferred sales loads will be waived. The payment of the death benefit may be subject to certain distribution requirements under the federal income tax laws.

Death of Annuitant or Owner After the Annuity Date

If the annuitant or an owner dies after the annuity payments start, the remaining undistributed portion, if any, of the certificate will be distributed at least as rapidly as under the method of distribution being used as of the date of such death. Under some annuity forms, there will be no death benefit. If the owner is not the annuitant, upon an owner's death, any remaining ownership rights will pass to the owner's beneficiary.

CHARGES AND DEDUCTIONS

No deductions are made from premiums except for any applicable premium taxes. Therefore, the full amount, less any premium taxes, of the premiums are invested in one or more of the sub-accounts of the variable account or the fixed account.

As more fully described below, charges under the certificate are assessed in three ways:

1. as deductions for the certificate or annuity fees, any transfer fees, systematic withdrawal option or asset rebalancing fees, (if any), and, if applicable, for premium taxes;

2. as charges against the assets of the variable account for the assumption of mortality and expense risks and administrative expenses; and

3. as contingent deferred sales loads

In addition, certain deductions are made from the assets of the funds for investment management fees and expenses. These fees and expenses are described in the funds' prospectuses and their statements of additional information.

Contingent Deferred Sales Load/Surrender Charge

No deduction for sales charges is made from your premiums. However, a contingent deferred sales load, or surrender charge, of up to 6% of premiums paid may be imposed on certain withdrawals or surrenders, and possibly on certain annuitizations, to partially cover certain expenses incurred by us relating to the sale of the certificates, including commissions paid to salespersons, the costs of preparation of sales literature and other promotional costs and acquisition expenses.

We may also deduct the contingent deferred sales load if you annuitize your certificate.

The contingent deferred sales load/surrender charge percentage varies according to the number of certificate years between the certificate year in which a net premium was credited to the certificate and the certificate year in which the withdrawal is made. This charge is determined by multiplying the amount withdrawn that is subject to the contingent deferred sales load by the contingent deferred sales load percentage according to the following table.

                               Contingent
                               Deferred Sales
Number of Certificate          Load As a
Years Since Receipt            Percentage of
of Each Premium                Premium
---------------------          --------------
Less than one year                   6%
1 year but less than 2 years         6%
2 years but less than 3 years        5%
3 years but less than 4 years        5%
4 years but less than 5 years        4%
5 years but less than 6 years        4%
6 years but less than 7 years        2%
7 or more years                      0%

In no event will the total contingent deferred sales load/surrender charge assessed against the certificate exceed 6% of the aggregate premiums paid to a certificate.

Certain amounts may be withdrawn free of any contingent deferred sales load. You may make withdrawals up to the allowed amount without incurring a contingent deferred sales load/surrender charge each certificate year before the annuity date. During the first certificate year, the allowed amount is equal to accumulated earnings not previously withdrawn.

For the first withdrawal, and only the first withdrawal in a certificate year after the first certificate year, the available allowed amount you may withdraw is equal to the sum of:

1. 100% of premiums not previously withdrawn and received at least seven certificate years before the date of withdrawal; plus

2. the greater of:

  a. accumulated earnings not previously withdrawn; or

  b. 10% of premiums received at least one but less than seven complete certificate years before the date of withdrawal not reduced to take into account any prior withdrawals deemed to be made from such premiums.

After the first withdrawal in a certificate year after the first certificate year, the available allowed amount is equal to the sum of:

1. 100% of premiums not previously withdrawn and received at least seven certificate years before the date of withdrawal; plus

2. accumulated earnings not previously withdrawn.

Withdrawals will always be made first from your accumulated earnings, and then from your premiums on a first-in first-out basis. This is done so that accumulated earnings may be depleted with the first withdrawal and the 10% of premiums discussed above is not used in the calculation of the allowed amount. If an allowed amount is not withdrawn during a certificate year, it does not carry over to the next certificate year. However, accumulated earnings, if any, in your certificate value are always available as the allowed amount. No withdrawals are allowed from premiums made by a check which has not cleared.

Some certificate owners may hold certificates issued before 1995 which, when originally issued, provided for an allowed amount which was equal to the sum of:

1. all premiums, not previously withdrawn and held more than seven certificate years; plus

2. 10% of premiums held between one and seven certificate years not reduced by any withdrawals made by the owner from such premiums.

Under these certificates, withdrawals were made first from premiums on a first-in first-out basis, then from earnings. The allowed amount that applies to these owners will be determined by whichever formula provides them with the larger amount available, for full surrenders only, without a contingent deferred sales load.

In addition, no contingent deferred sales load is charged:

1. upon annuitization to an option involving life contingencies on or after the third certificate anniversary;

2. on distributions resulting from the death of the owner or annuitant before the annuity date;

3. upon withdrawals of certificate value among the sub-accounts under the systematic withdrawal option; or

4. in some circumstances, under the automatic payout option.

Any applicable contingent deferred sales load will be deducted from the amount you requested for both partial withdrawals and full surrenders.

Administrative Charges

At the end of each certificate year before the annuity date, we deduct an annual certificate fee as partial compensation for expenses relating to the issue and maintenance of the certificate and the variable account. The annual certificate fee is equal to the lesser of $30 or 2% of the certificate value. No certificate fee will be deducted for a certificate year if your certificate value exceeds $50,000 on the last business day of the certificate year or as of the date the certificate is surrendered. The certificate fee may be changed upon 30 days advance written notice to you, the owner, subject to the prior approval of the New York State Insurance Department. In no event may this fee exceed the lesser of $60 or 2% of the certificate value.

Such increases in the certificate fee will apply only to future deductions after the effective date of the change. If you surrender your certificate, we will deduct the certificate fee in full at the time of the surrender. The certificate fee will be deducted on a pro rata basis from each sub-account in which the certificate is invested at the time of such deduction or from the fixed account if there are insufficient funds in the sub-accounts.

After the annuity date, an annual annuity fee of $30 will be deducted in equal amounts from each variable annuity payment made during the year. If monthly payments are made, the amount paid per month will be $2.50. This fee will not be changed. No annuity fee will be deducted from fixed annuity payments.

We also deduct an administrative expense charge from the variable account at the end of each valuation period both before and after the annuity date at an effective current annual rate of 0.15% of assets held in each sub-account. This deduction is for administrative expenses attributable to the certificates and the variable account which exceed the revenues received from the certificate fee, any transfer fee, and any fee imposed for systematic withdrawals.

We have the ability to increase or decrease this charge, but the charge is guaranteed not to exceed 0.25%. We will provide 30 days written notice of any change in fees. The administrative charges do not bear any relationship to the actual administrative costs of a particular certificate. The administrative expense charge is reflected in the variable accumulation or variable annuity unit values for each sub-account.

Mortality and Expense Risk Charge

We impose a charge called the mortality and expense risk charge to compensate us for bearing certain mortality and expense risks under the certificates. For assuming these risks, we make a daily charge equal to 0.003403% corresponding to an effective annual rate of 1.25% of the value of the net assets in the variable account. This charge is imposed both and after the annuity date. We guarantee that this charge of 1.25% will never increase.

The mortality and expense risk charge is reflected in the variable accumulation or variable annuity unit values for each sub-account. Variable accumulated values and variable annuity payments are not affected by changes in actual mortality experience incurred by us. The mortality risks assumed by us arise from our contractual obligations to make annuity payments and to pay death benefits before the annuity date. These payments are determined according to the annuity tables and other provisions contained in the certificate. Thus, you are assured that neither the annuitant's own longevity nor an unanticipated improvement in general life expectancy will adversely affect the annuity payments under the certificate.

We also bear substantial risk in connection with the death benefit before the annuity date, since we will pay a death benefit that may be greater than the certificate value. In this way, we bear the risk of unfavorable experience in the sub-accounts.

The expense risk assumed by us is the risk that our actual expenses in administering the certificate and the variable account will exceed the amount recovered through the administrative expense charge, certificate fees, transfer fees and any fees imposed for systematic withdrawals.

If the mortality and expense risk charge is insufficient to cover actual costs and risks assumed, the loss will fall on us. Conversely, if this charge is more than sufficient, any excess will be profit to us. Currently, we expect a profit from this charge.

We anticipate that the contingent deferred sales load will not generate sufficient funds to pay the cost of distributing the certificates. To the extent that the contingent deferred sales load is insufficient to cover the actual cost of certificate distribution, the deficiency will be met from our general corporate assets which may include amounts, if any, derived from the mortality and expense risk charge.

Premium Taxes

Currently, New York has no premium tax or retaliatory premium tax. If New York imposes these taxes in the future, or if you, as the owner are presently or become a resident of a state where such taxes apply, we will deduct applicable premium taxes, including any retaliatory taxes, paid with respect to a particular certificate from the premiums, from amounts withdrawn, or from amounts applied on the annuity date. These taxes may range up to 3.5%.

In certain limited circumstances, a broker-dealer or other entity distributing the certificates may elect to pay us an amount equal to the premium taxes that would otherwise be attributable to that entity's customers. In such cases, we will not impose a premium tax charge on those certificates.

Transfer Fee

A fee equal to the lesser of $10 or 2% of the amount of the transfer is charged for each transfer in excess of 18 in a certificate year. Currently, no fee is charged for automatic asset rebalancing. However, we reserve the right to impose a nominal fee.

Systematic Withdrawal Option

We reserve the right to impose an annual fee, not to exceed $25 for administrative expenses associated with processing systematic withdrawals. This fee, which is currently waived, will be deducted in equal installments from each systematic withdrawal you take during a certificate year.

Automatic Asset Rebalancing Option

We currently do not charge for automatic asset rebalancing, but we reserve the right to impose a nominal fee for this feature in the future.

Taxes

Under present laws, we will incur state or local taxes, in addition to the premium taxes described above, in several states. No charges are currently made for taxes other than state premium taxes. However, we reserve the right to deduct charges in the future for federal, state and local taxes or the economic burden resulting from the application of any tax laws that we determine to be attributable to the certificates.

Portfolio Expenses

The value of the assets in the variable account reflects the value of portfolio shares and therefore the fees and expenses paid by each portfolio.

Sales in Special Situations

We may sell the certificates in special situations that are expected to involve reduced expenses for us. These instances may include:

1  sales in certain group arrangements, such as employee savings plans;

2 sales to current or former officers, directors, employees and their families, of Transamerica and its affiliates;

3 sales to officers, directors, employees and their families, of the portfolios' investment advisers and their affiliates; or

4 sales to officers, directors, employees and sales agents, including registered representatives and their families, or broker-dealers and other financial institutions that have sales agreements with us to sell the certificates.

In such situations:

1  the contingent deferred sales load may be reduced or waived;

2 the mortality and expense risk charge or administration charges may be reduced or waived; or

3 certain amounts may be credited to the certificate account value, for example, amounts related to commissions or sales compensation otherwise payable to a broker-dealer may be credited to the certificate account value.

These reductions in fees or charges or credits to certificate value will not unfairly discriminate against any certificate owner. These reductions in fees or charges or credits to account value are generally taxable and treated as premiums for purposes of income tax and any possible premium tax charge.

DISTRIBUTION OF THE CERTIFICATE

Transamerica Securities Sales Corporation, also referred to as TSSC, is the principal underwriter of the certificates under a Distribution Agreement with Transamerica. TSSC may also serve as an underwriter and distributor of other certificates issued through the variable account and certain other separate accounts of Transamerica and any affiliates of Transamerica. TSSC is an indirect wholly-owned subsidiary of Transamerica Insurance Corporation of California, which is a subsidiary of Transamerica Corporation. TSSC is registered with the Commission as a broker/dealer and is a member of the National Association of Securities Dealers, Inc., (the NASD). Its principal offices are located at 1150 South Olive, Los Angeles, California 90015. Transamerica pays TSSC for acting as the principal underwriter under a distribution agreement.

TSSC has entered into sales agreements with other broker/dealers to solicit applications for the certificates through registered representatives who are licensed to sell securities and variable insurance products. These agreements provide that applications for the certificates may be solicited by registered representatives of the broker/ dealers appointed by Transamerica to sell its variable life insurance and variable annuities. These broker/dealers are registered with the Commission and are members of the NASD. The registered representatives are authorized under applicable state regulations to sell variable life insurance and variable annuities.

Under the agreements, applications for certificates will be sold by broker/dealers which will generally receive compensation of up to 6.25% of any initial and additional premiums paid, although higher amounts may be paid in certain circumstances. Additional amounts, including asset based trail commissions, may be paid in certain circumstances.

Transamerica Financial Resources, Inc., referred to as TFR, also is an underwriter and distributor of the certificates. TFR is a wholly-owned subsidiary of Transamerica Insurance Corporation of California and is registered with the Commission and the NASD as a broker/dealer.

ANNUITY PAYMENTS

Annuity Date

The annuity date is the date that the annuity purchase amount is applied to provide the annuity payments under the certificate. The annuity date will be used together with the annuity form and payment option you selected. The annuity date will remain effective unless the entire certificate value has been withdrawn or the death benefit has been paid to the beneficiary before that date.

Initially, as the owner, you select the annuity date at the time you pay the initial premium. After that, you may change the annuity date from time to time by giving notice to our service center, provided that our service center receives notice of each change at least 30 days before the then-current annuity date. The annuity date must not be earlier than the third certificate anniversary.

The latest annuity date that you may elect is the first day of the calendar month immediately preceding the month of the annuitant's 85th birthday. The annuity date must be the first day of a calendar month. The first annuity payment will be on the first day of the month immediately following the annuity date.

Annuity Payment

The annuity purchase amount is the certificate value, minus any applicable contingent deferred sales load and minus any applicable premium taxes. Any contingent deferred sales load will be waived if the annuity form selected involves life contingencies and begins on or after the third certificate anniversary.

If the amount of the monthly annuity payment from the payment options which you select results in a monthly annuity payment of less than $20, or if the annuity purchase amount is less than $2,000, we reserve the right to offer a less frequent mode of payment or pay the certificate value in a cash payment. Monthly annuity payments from the variable annuity payment option will further be subject to a minimum monthly annuity amount of $50 from each sub-account of the variable account from which such payments are made.

You may choose from the annuity forms below and we may consent to other plans of payment before the annuity date. For annuity forms involving life contingencies, the actual age and/or sex of the annuitant, or a joint or contingent annuitant will affect the amount of each payment. Sex-distinct rates generally are not allowed under certain qualified certificates. We reserve the right to ask for satisfactory proof of the annuitant's, or the joint or contingent annuitant's age. We may delay annuity payments until satisfactory proof is received. Since payments to older annuitants are expected to be fewer in number, the amount of each annuity payment will be greater for older annuitants than for younger annuitants.

You may choose from the fixed annuity payment option, the variable annuity payment option or a combination of both. The annuity date and annuity forms available for qualified certificates may also be controlled by endorsements, the plan or applicable law.

A portion or the entire amount of the annuity payments may be taxable as ordinary income. If, at the time the annuity payments begin, we have not received a proper written election not to have federal income taxes withheld, we must by law withhold such taxes from the taxable portion of such annuity payments and remit that amount to the federal government. State income tax withholding may also apply.

Election of Annuity Forms and Payment Options

Before the annuity date and while the annuitant is living, you may, by written request, change the annuity form or annuity payment option or may request payment of the cash surrender value of the certificate. The request for change of the annuity date or annuity payment option must be received by our service center at least 30 days before the annuity date.

If you do not select an annuity form and payment option within at least 30 days before the annuity date, we will make variable annuity payments under the 120 month period certain and life annuity form and the applicable provisions of the certificate.

Annuity Payment Options

The annuity forms may be paid under fixed or variable annuity payment options.

Under the fixed annuity payment option, the amount of each payment will be determined on the annuity date and will not subsequently be affected by the investment performance of the sub-accounts.

Under the variable annuity payment option, the annuity payments, after the first, will reflect the investment experience of the sub-account or sub-accounts you choose.

You may elect a fixed annuity, a variable annuity, or a combination of both, in 25% increments of the annuity purchase amount. If you elect a combination, you must specify what part of the

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annuity purchase amount is to be applied to the fixed and variable payment options.

Unless you specify otherwise, the applied annuity purchase amount will be used to provide a variable annuity. The initial allocation of variable annuity units for the variable sub-accounts will be in proportion to the certificate's value in the sub-accounts on the annuity date.

Fixed Annuity Payment Option

A fixed annuity provides for annuity payments that will remain constant according to the terms of the annuity form elected. If a fixed annuity is selected, the portion of the annuity purchase amount used to provide the fixed annuity will be transferred to our general account assets. The amount of annuity payments will be established by the fixed annuity provisions selected and the age and sex, if sex-distinct rates are allowed by law, of the annuitant and will not reflect investment performance after the annuity date.

The fixed annuity payment amounts are determined by applying the annuity purchase rate specified in the certificate to the portion of the annuity purchase amount applied to the fixed annuity option by you. Payments may vary after the death of the annuitant under some annuity options; the amounts of these variances are fixed on the annuity date.

Variable Annuity Payment Option

A variable annuity provides for payments that vary in dollar amount, based on the investment performance of the selected sub-accounts of the variable account. The variable annuity purchase rate tables in the certificate reflect an assumed, but not guaranteed, annual interest rate of 4%, so if the actual net investment performance of the sub-accounts is less than this rate, then the dollar amount of the actual annuity payments will decrease. If the actual net investment performance of the sub-accounts is higher than this rate, then the dollar amount of the actual annuity payments will increase. If the net investment performance exactly equals the 4% rate, then the dollar amount of the actual annuity payments will remain constant.

Variable annuity payments will be based on the performance of the sub-accounts which you select, and on the allocations you make among the sub-accounts. For further details as to the determination of variable annuity payments, see the Statement of Additional Information.

Annuity Forms

You may choose any of the annuity forms described below. Subject to our approval, you may also select any other annuity form we may offer in the future.

1. Life Annuity. Payments start on the first day of the month immediately following the annuity date, if the annuitant is living. Payments end with the payment due just before the annuitant's death. There is no death benefit under this form. It is possible that only one payment will be made under this form if the annuitant dies before the second payment is due; only two payments will be made if the annuitant dies before the third payment is due, and so forth.

2. Life and Contingent Annuity. Payments start on the first day of the month immediately following the annuity date, if the annuitant is living. Payments will continue for as long as the annuitant lives. After the annuitant dies, payments will be made to the contingent annuitant, if living, for as long as the contingent annuitant lives. The continued payments can be in the same amount as the original payments, or in an amount equal to one-half or two-thirds thereof. Payments will end with the payment due just before the death of the contingent annuitant. There is no death benefit after both the annuitant and the contingent annuitant die. If the contingent annuitant does not survive the annuitant, payments will end with the payment due just before the death of the annuitant. It is possible that only one payment or very few payments will be made under this form, if the annuitant and contingent annuitant die shortly after payments begin.

  The written request for this form must:

  a) name the contingent annuitant; and

  b) state the percentage of payments for the contingent annuitant.

  Once annuity payments start under this annuity form, the person named as contingent annuitant for purposes of being the measuring life, may not be changed. We will need proof of age for the annuitant and for the contingent annuitant before payments start.

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3. Life Annuity With Period Certain. Payments start on the first day of the month immediately following the annuity date, if the annuitant is living. Payments will be made for the longer of:

  a) the annuitant's life; or,

  b) the period certain.

  The period certain may be 120 or 180 or 240 months, but in no event may it exceed the life expectancy of the annuitant. If the annuitant dies after all payments have been made for the period certain, payments will cease with the payment due just before the annuitant's death. No benefit will then be payable to the annuitant's beneficiary.

  If the annuitant dies during the period certain, the rest of the period certain payments will be made to the annuitant's beneficiary. You may elect to have the commuted value of these payments paid in a single sum. The commuted value is the remaining amount of the period certain payments discounted at the then current rate of interest used for such values. If you do not elect to have the commuted value paid in a single sum after the annuitant's death, you may designate a payee to receive any remaining payments payable if the annuitant's beneficiary dies before all of the payments under the period certain have been made.

  If the annuitant's beneficiary dies before receiving all of the remaining period certain payments and a designated payee does not survive the annuitant's beneficiary for at least 30 days, then the remaining payments will be paid to you, if living, otherwise in a single sum to your estate.

  The written request for this form must:

  a) state the length of the period certain; and

  b) name the annuitant's beneficiary.

4. Joint and Survivor Annuity. Payments will be made, starting on the first day of the month immediately following the annuity date, if and for as long as the annuitant and joint annuitant are living. After the annuitant or joint annuitant dies, payments will continue as long as the survivor lives. The continued payments can be in the same amount as the original payments, or in an amount equal to one-half or two-thirds thereof. It is possible that only one payment or very few payments will be made under this form if the annuitant and joint annuitant both die shortly after payments begin. The written request for this form must:

  a) name the joint annuitant; and

  b) state the percentage of continued payments for the survivor.

  Once payments start under this annuity form, the person named as joint annuitant, for the purpose of being the measuring life, may not be changed. We will need proof of age for the joint annuitants before payments start.

5. Other Forms of Payment. Benefits can be provided under any other annuity form not described in this section subject to our agreement and any applicable state or federal law or regulation. Requests for any other annuity form must be made in writing to our service center at least 30 days before the annuity date.

  Once payments start under the annuity form and payment option selected by you:

  a) no changes can be made in the annuity form and payment option;

  b) no additional premium will be accepted under the certificate; and

  c) no further withdrawals will be allowed.

  You may, at any time after the annuity date by written notice to us at our service center, change the payee of annuity benefits being provided under the certificate.

  The effective date of change in payee will be the later of:

  a) the date we receive the written request for such change; or

  b) the date specified by the owner.

If the certificate is issued as a qualified certificate, you may not change the payee on or after the annuity date.

Alternate Fixed Annuity Rates

The amount of any fixed annuity payments will be determined on the annuity date by using either the guaranteed fixed annuity rates or our current single

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premium fixed annuity rates at the time, whichever would result in a higher amount of monthly fixed annuity payments.

QUALIFIED CERTIFICATES

Qualified certificates may be used to fund contributory and rollover IRAs and Roth IRAs. With our prior approval, qualified certificates may also be used for various types of qualified pension and profit sharing plans under Code Section 401, which permits corporate employers to establish various types of retirement plans for employees, and as Section 403(b) annuities. Currently, additional premiums after the initial premium may not be made to certificates used as
Section 401(a) or Section 403(b) annuities. The tax rules applicable to distribution from qualified retirement plans, including restrictions on contributions and benefits, taxation of distributions, and any tax penalties, vary according to the type of plan and the terms and the conditions of the plan itself.

Various Tax Penalties May Apply to:

a) contributions in excess of specified limits;

b) distributions before age 59 1/2, subject to certain exceptions;

c) distributions that do not satisfy specified requirements; and

d) certain other transactions subject to qualified plans.

If you are purchasing a certificate for use in a qualified plan, you should seek competent advice regarding the suitability of the proposed plan documents and the certificates to their specific needs. We reserve the right to decline to sell the certificate to certain qualified plans or terminate the certificate if, in our judgment, the certificate is not appropriate for the plan.

If a certificate is purchased to fund an IRA or a Roth IRA, you must also be the annuitant. In addition, under current tax law, minimum distributions are required from certain qualified certificates. You should consult your tax adviser concerning these matters.

The Automatic Payout Option, or APO

Before the annuity date, for qualified certificate other than Roth IRAs, you may elect the automatic payout option, or APO, to satisfy minimum distribution requirements under Code Sections 401(a)(9), 403(b), and 408(b)(3).

For IRAs and SEP/IRAs, (and if you are a 5% owner, for other qualified contracts) this may be elected no earlier than six months before the calendar year in which the owner attains age 70 1/2, and payments may not begin earlier than January of such calendar year.

For other qualified certificates, APO can be elected no earlier than six months before the later of when you:

a) attain age 70 1/2; and

b) retire from employment.

Additionally, APO withdrawals may not begin before the later of:

a) 30 days after the certificate date; or

b) the end of the free look period.

APO may be elected in any calendar month, but no later than the month in which the owner attains age 84. APO withdrawals will be from the sub-accounts and in the percentage allocations which you specify. If no specifications are made, withdrawals will be pro rata from all sub-accounts with value. Withdrawals can not be made from a sub-account from which dollar cost averaging transfers are being made.

Payments will be made annually, and will continue unless terminated by you or automatically terminated by you as set forth in the certificate. Once terminated, APO may not be elected again.

If only APO withdrawals are made, no contingent deferred sales load will apply, regardless of the allowed amount. However, if a partial withdrawal is taken, that partial withdrawal and any subsequent withdrawals in that certificate year will be subject to a contingent deferred sales load to the extent they exceed the allowed amount.

To be eligible for this option, the following conditions must be met:

1. the certificate value must be at least $12,000 at the time of election; and


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

2. the annual withdrawal amount is the larger of the required minimum distribution under Code Sections 401(a)(9) or 408(b)(3), or $500.

APO allows the required minimum distribution to be paid from the sub-accounts of the variable account. If there are insufficient funds in the variable account to make a withdrawal, or for other reasons as set forth in the certificate, this option will terminate.

If you have more than one qualified plan subject to the Code's minimum distribution requirements, you must consider all such plans in the calculation of your minimum distribution requirement, but we will make calculations and distribution with regard to this certificate only.

Restrictions under Section 403(b) Programs

Certain restrictions apply to annuity contracts used in connection with Code
Section 403(b) retirement plans. Code Section 403(b) provides for tax-deferred retirement savings plans for employees of certain non-profit and educational organizations.

According to the requirements of the Code, Section 403(b) annuities generally may not permit distribution of:

a) elective contributions made in years beginning after December 31, 1988;

b) earnings on those contributions; or

c) earnings on amounts attributable to elective contributions held as of the end of the last year beginning before January 1, 1989.

Distributions of such amounts will be allowed only upon death of the employee, on or after attainment of age 59 1/2, separation from service, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship.

FEDERAL TAX MATTERS

Introduction

The following discussion is a general description of federal tax considerations relating to the certificate and is not intended as tax advice. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the certificate. If you are concerned about these tax implications, you should consult a competent tax adviser before initiating any transaction. This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service, or simply the IRS. No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

The certificate may be purchased:

a) on a non-tax qualified basis for use as a non-qualified certificate; or

b) in connection with plans qualifying for special tax treatment as a qualified certificate.

Qualified certificates are designed for use by individuals solely as plans entitled to special income tax treatment under Code Sections 401, 403(b), 408 and 408A.

The ultimate effect of federal income taxes on the amounts held under a certificate, on annuity payments, and on the economic benefit to the owner, the annuitant, or the beneficiary may depend on:

a) the type of retirement plan or arrangement for which the certificate is purchased;

b) the tax status of the individual concerned; or

c) our tax status.

In addition, certain requirements must be satisfied in purchasing a qualified certificate with proceeds from a tax qualified retirement plan or other arrangement. Certain requirements must also be met when receiving distributions from a qualified certificate in order to continue receiving special tax treatment. Therefore, if you are considering the purchase of a qualified certificate, you should seek competent legal and tax advice regarding the suitability of the certificate for your situation. You will also need to be aware of the applicable requirements, and the tax treatment of the rights and benefits of the certificate.

The following discussion assumes that a qualified certificate is purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

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

The following discussion is also based on the assumption that the certificate qualifies as an annuity contract for federal income tax purposes. The Statement of Additional Information discusses the requirements for qualifying as an annuity.

Premiums

At the time the initial premium is paid, as a prospective purchaser, you must specify whether you are purchasing a non-qualified certificate or a qualified certificate. If the initial premium is derived from an exchange or surrender of another annuity certificate, we may require that the prospective purchaser provide information with regard to the federal income tax status of the previous annuity certificate. We will require that you purchase separate certificates if you desire to invest monies qualifying for different annuity tax treatment under the Code.

Each such separate certificate would require the minimum initial premium stated above. Additional premiums under a certificate must qualify for the same federal income tax treatment as the initial premium under the certificate. We will not accept an additional premium under a certificate if the federal income tax treatment of such premium would be different from that of the initial premium.

Taxation of Annuities In General

Code Section 72 governs taxation of annuities in general. We believe that the owner who is a natural person generally is not taxed on increases in the value of a certificate until distribution occurs by withdrawing all or part of the certificate value, for example, through withdrawals or annuity payments under the annuity option elected. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the certificate value, and in the case of a qualified certificate, any portion of an interest in the plan, generally will be treated as a distribution. The taxable portion of a distribution, in the form of a single sum payment or an annuity, is taxable as ordinary income.

The owner of any non-qualified certificate who is not a natural person generally must include as income any increase in the excess of the certificate value over the investment in the contract during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person, for example, a trust, may wish to discuss these with a competent tax adviser.

The following discussion generally applies to certificates owned by natural persons.

Withdrawals

In the case of a withdrawal under a qualified certificate, including withdrawals under the systematic withdrawal option or the automatic payout option, a ratable portion of the amount received is taxable. This portion is generally based on the ratio of the investment in the contract to the individual's total accrued benefit under the retirement plan.

The investment in the certificate generally equals the amount of any non-deductible premiums paid by or on behalf of any individual. For a qualified certificate, the investment in the certificate can be zero. Special tax rules may apply to certain distributions from a qualified certificate.

With respect to non-qualified certificates, partial withdrawals, including withdrawals under the systematic withdrawal option, are generally treated as taxable income to the extent that the certificate value immediately before the withdrawal exceeds the investment in the contract at that time. Full surrenders are treated as taxable income to the extent that the amount received exceeds the investment in the contract.

Annuity Payments

Although the tax consequences may vary depending on the annuity payment elected under the certificate, in general, only the portion of the annuity payment that represents the amount by which the certificate value exceeds the investment in the certificate will be taxed. After the investment in the certificate is recovered, the full amount of any additional annuity payments is taxable.

For variable annuity payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the certificate by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her investment in the certificate.

For fixed annuity payments, in general, there is no tax on the portion of each payment which represents the same ratio that the investment in the certificate bears to the total expected value of the annuity payments for the term of the payments. However, the remainder of each annuity payment is taxable. Once the investment in the certificate has been fully recovered, the full amount of any additional annuity payments is taxable. If annuity payments cease as a result of an annuitant's death before full recovery of the investment in the certificate, consult a competent tax adviser regarding deductibility of the unrecovered amount.

Withholding

The Code requires us to withhold federal income tax from distributions under the certificates. However, except for distributions from certain qualified certificates, an owner will be entitled to elect, in writing, not to have tax withheld. Withholding applies to the portion of a distribution which is includible in income and subject to federal income tax, where the taxable amount is at least $200. Some states also require withholding for state income taxes.

The withholding varies according to the type of distribution and the owner's tax status. "Eligible rollover distributions" from Section 401(a) plans,
Section 403(a) annuities, and Section 403(b) tax sheltered annuities are subject to mandatory federal income tax withholding at the rate of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except for certain distributions, such as minimum required distributions or settlement option payments made in a specified form. The 20% mandatory withholding does not apply, however, if the owner chooses a "direct rollover" from the plan to another tax-qualified plan or to an IRA, other than a Roth IRA. The federal income tax withholding rate for a distribution that is not an eligible rollover distribution is 10% of the taxable amount of the distribution.

Penalty Tax

A federal income tax penalty equal to 10% of the amount treated as taxable income may be imposed on distributions. In general, however, there is no penalty tax on distributions:

1. made on or after the date on which the owner attains age 59 1/2;

2. made as a result of death or disability of the owner; or

3. received in substantially equal periodic payments as a life annuity or a joint and survivor annuity for the lives or life expectancies of the owner and a designated beneficiary.

Other tax penalties may apply to certain distributions under a qualified certificate.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the certificate because of the death of an owner or the annuitant. Generally such amounts are includible in income as follows:

1. if distributed in a lump sum, they are taxed in the same manner as a full surrender, as described above; or

2. if distributed under an annuity option, they are taxed in the same manner as annuity payments, as described above.

For these purposes, the investment in the certificate is not affected by the owner's or annuitant's death. That is, the investment in the certificate remains the amount of any premiums paid which were not excluded from gross income. Other rules relating to distributions at death apply to qualified certificates. You should consult your legal counsel and tax adviser regarding these rules and their impact on qualified certificates.

Required Distributions upon Owner's Death

Notwithstanding any provision of the certificate or this prospectus to the contrary, no payment of benefits provided under a non-qualified certificate will be allowed that does not satisfy the requirements of Code Section 72(s). If the owner dies before the annuity date, the death benefit payable to the owner's beneficiary will be distributed as follows:

a) the death benefit must be completely distributed within five years of the owner's date of death; or


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

b) the owner's beneficiary may elect, within the one year period after the owner's date of death, to receive the death benefit in the form of an annuity from us.

Please note that item b) is based on the following provisions:

1. the annuity must be distributed in substantially equal installments over the life of the owner's beneficiary or over a period not extending beyond the life expectancy of the owner's beneficiary; and

2. the distributions must not begin not later than one year after the owner's date of death.

Notwithstanding items a) and b) above, if the sole owner's beneficiary is the deceased owner's surviving spouse, then the surviving spouse may elect, within the one year period after the owner's date of death, to continue the certificate under the same terms as before the owner's death.

Upon receipt of such election from the spouse, in a form and manner acceptable to us, at our service office:

1. all rights of the spouse as owner's beneficiary under the certificate in effect before such election will cease;

2. the spouse will become the owner of the certificate and will also be treated as the contingent annuitant, if none has been named and only if the deceased owner was the annuitant; and

3. all rights and privileges granted by the certificate or allowed by us will belong to the spouse as owner of the certificate.

This election will be deemed to have been made by the spouse if such spouse makes a premium payment to the certificate or fails to make a timely election as described in this paragraph. If the owner's beneficiary is a nonspouse, the distribution provisions described in subparagraphs a) and b) above, will apply even if the annuitant and/or contingent annuitant are alive at the time of the owner's death. If the nonspouse owner's beneficiary is not an individual, then only a cash payment will be paid.

If no election is received by us from a nonspouse owner's beneficiary within the one year period after the owner's date of death, then we will pay the death benefit to the owner's beneficiary in a cash payment. The death benefit will be determined as of the date we make the cash payment. Such cash payment will be in full settlement of all our liability under the certificate.

If The Annuitant Dies After The Annuity Starts - If the annuitant dies after the annuity starts, any benefit payable will be distributed at least as rapidly as under the annuity form then in effect.

If The Owner Dies After The Annuity Starts - If the owner dies after the annuity starts, any benefit payable will continue to be distributed at least as rapidly as under the annuity form then in effect. All of the owner's rights granted under the certificate or allowed by us will pass to the owner's beneficiary.

Joint Ownership - For purposes of this section, if the certificate has joint owners we will consider the date of death of the first joint owner as the death of the owner and the surviving joint owner will become the owner of the certificate, subject to the provisions described above.

Similar rules apply to qualified certificates.

Transfers, Assignments, or Exchanges of the Certificate

For a transfer of ownership of a non-qualified certificate, the designation of an annuitant, payee, or beneficiary who is not also the owner, or the exchange of a certificate may result in certain tax consequences to the owner that are not discussed herein.

As an owner, if you are contemplating any such designation, transfer, assignment, or exchange, you should contact a competent tax adviser with respect to the potential tax effects of such a transaction. Certain qualified certificates cannot be transferred or assigned, except as permitted by the Code or the Employee Retirement Income Security Act of 1974, also referred to simply as ERISA.

Multiple Certificates

All deferred non-qualified annuity certificates that are issued by us, or our affiliates, to the same owner during any calendar year are treated as one annuity certificate for purposes of determining the amount includible in gross income under Code Section

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72(e). In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity certificates or otherwise.

Congress has also indicated that the Treasury Department may have authority to treat the combination purchase of an immediate annuity certificate and a separate deferred annuity certificate as a single annuity certificate under its general authority to prescribe rules as may be necessary to enforce the income tax laws.

QUALIFIED CERTIFICATES

In General

The qualified certificate is designed for use as an IRA or Roth IRA. With our prior approval, the certificate may also be used for qualified pension and profit sharing plans established by corporate employers.

The tax rules applicable to participants and beneficiaries in retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions.

Adverse tax consequences may result from:

 .  contributions in excess of specified limits;

 .  distributions before age 59 1/2, subject to certain exceptions;

 . distributions that do not conform to specified commencement and minimum distribution rules; and

 .  other specified circumstances.

We make no attempt to provide more than general information about use of the certificates with the various types of retirement plans. Owners and participants under retirement plans as well as annuitants and beneficiaries are cautioned that the rights of any person to any benefits under qualified certificates may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the certificate issued in connection with such a plan.

Some retirement plans are subject to distribution and other requirements that are not incorporated in the certificates or the administration of the certificates. Owners are responsible for determining that contributions, distributions and other transactions with respect to the certificates satisfy applicable law. Purchasers of certificates for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the certificate.

For qualified plans under Sections 401(a), 403(a) and 403(b), the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner or plan participant:

1. reaches age 70 1/2; or

2. retires; and

3. distribution is made in a specified manner.

If the plan participant is a "5 percent owner" as defined in the Code, distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the owner, or plan participant reaches, age 70 1/2.

For IRAs described in Section 408, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the owner, or plan participant, reaches age 70 1/2. Roth IRAs under Section 408A do not require distributions at any time before the owner's death.

Qualified Pension and Profit Sharing Plans

Code Section 401(a) permits employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the certificate in order to provide retirement savings under the plans. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as H.R. 10, also permits self-employed individuals to establish qualified plans for themselves and their employees.

The death benefit could be characterized as an incidental death benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefit may exceed this limitation, employers using the contract in connection with such plans should consult their tax adviser.

Adverse tax consequences to the plan, to the participant, or to both, may result if this certificate is assigned or transferred to any individual as a means to provide benefits payments. If you are purchasing a certificate for use with such plans, you should seek competent advice regarding the suitability of the proposed plan documents and the certificate to their specific needs. The certificate is designed to invest retirement savings and not to distribute retirement benefits.

Individual Retirement Annuities, Simplified Employee Plans and Roth IRAs

The certificate is designed for use with contributory and rollover IRAs and Roth IRAs.

Code Section 408 permits eligible individuals to contribute to an individual retirement program known as an individual retirement annuity or individual retirement account, each hereinafter referred to as an IRA. A contributory IRA is a certificate in which initial and subsequent purchase payments are subject to limitations imposed by the Code. Also, distributions from certain other qualified plans may be rolled over, or transferred on a tax-deferred basis into an IRA described in Code Section 408.

A Section 408 IRA is an IRA described in Sections 408(a) or 408(b), other than a Roth IRA.

Earnings in an IRA are not taxed until distributed. IRA contributions are limited each year to the lesser of $2,000 or 100% of the owner's compensation. This includes earned income as defined in Code Section 401(c)(2) and may be deductible in whole or in part depending on the individual's adjusted gross income and whether or not the individual is considered an active participant in a qualified plan. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are rolled over or transferred on a tax-deferred basis into an IRA.

Other than nondeductible contributions, amounts in the IRA are taxed when distributed from the IRA. Distributions before age 59 1/2 are subject to a 10% penalty tax, unless certain exceptions apply. Purchasers should seek competent advice as to the suitability of the certificate for use with IRAs.

Eligible employers that meet specified criteria under Code Section 408(k) could establish simplified employee pension plans, also referred to as SEP-IRAs, for their employees using IRAs. Employer contributions that may be made to such plans are larger than the amounts that may be contributed to regular IRAs, and may be deductible to the employer. SEP-IRAs are subject to certain Code requirements regarding participation and amounts of contributions.

A contributory Roth IRA is a certificate to which initial and subsequent purchase payments are subject to limitations imposed by the Code. Code Section 408A permits eligible individuals to contribute to an individual retirement program known as a Roth IRA on a non-deductible basis. In addition, distributions from a Section 408 IRA may be converted to a Roth IRA.

Distributions from a Roth IRA generally are not taxed, except that, once total distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made:

1. before age 59 1/2, subject to certain exceptions; or

2. during the five taxable years starting with the year in which the first contribution is made to any Roth IRA of the individual.

Purchasers should seek competent advice as to the suitability of the certificate for use with Roth IRAs. The sale of a certificate for use with an IRA, SEP-IRA or Roth IRA may be subject to special disclosure requirements of the IRS. Purchasers of these certificates will be provided with supplemental information required by the IRS or other appropriate agency. Such purchasers will have the right to revoke their purchase within 7 days of the earlier of the establishment of the IRA, SEP-IRA or Roth IRA or their purchase.

Tax Sheltered Annuities

Under Code Section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to Social Security and Medicare (FICA) taxes.

Code Section 403(b)(11) restricts the distribution under Code Section 403(b) annuity contracts of:

 .  elective contributions made in years beginning after December 31, 1988;

 .  earnings on those contributions; or

 . earnings in such years on amounts held as of the last year beginning before January 1, 1989.

Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

Pre-1989 contributions and earnings through December 31, 1989 are not subject to the restrictions described above. However, funds transferred to a qualified certificate from a Section 403(b)(7) custodial account will be subject to the restrictions.

The death benefit could be characterized as an incidental death benefit, the amount of which is limited in any Code Section 403(b) annuity contract. Because the death benefit may exceed this limitation, employers using the contract in connection with such plan should consult their tax adviser.

Restrictions under Qualified Certificates

Other restrictions may apply to the election, commencement, or distribution of benefits under qualified certificates or under the terms of the plans in respect of which qualified certificates are issued. A qualified certificate will be amended as necessary to conform to the requirements of the Code.

Possible Changes in Taxation

Legislation has been proposed in the past that, if enacted, would adversely modify the federal taxation of certain insurance and annuity certificates. For example, one proposal would tax transfers among investment options and tax exchanges involving variable certificates. A second proposal would reduce the investment in the certificate under cash value life insurance and certain annuity certificates by certain amounts, thereby increasing the amount of income for purposes of computing gain. Although the likelihood of there being any changes is uncertain, there is always the possibility that the tax treatment of the certificates could be changed by legislation or other means. Moreover, it is also possible that any change could be retroactive, that is, effective before the date of the change. You should consult a tax adviser with respect to legislative developments and their effect on the certificate.

Other Tax Consequences

As noted above, the foregoing discussion of the federal income tax consequences is not exhaustive and special rules are provided with respect to other tax situations not discussed in this prospectus. Further, the federal income tax consequences discussed herein reflect our understanding of current law and the law may change. Federal gift and estate tax consequences and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under the certificate depend on the individual circumstances of each owner or recipient of the distribution. A competent tax adviser should be consulted for further information.

LEGAL PROCEEDINGS

There is no pending material legal proceeding affecting the variable account. Transamerica is involved in various kinds of routine litigation which, in management's judgment, are not of material importance to Transamerica's assets or to the variable account.

LEGAL MATTERS

The organization of Transamerica, its authority to issue the certificates and the validity of the form of the certificates have been passed upon by James W. Dederer, general counsel of Transamerica.

ACCOUNTANTS AND FINANCIAL STATEMENTS

The statutory-basis financial statements of Transamerica at December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999, and the financial statements of Separate Account VA-2LNY at December 31, 1999 and for each of the two years in the period then ended appearing in the Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports appearing in the Statement of Additional Information. The financial statements audited by Ernst & Young LLP have been included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

VOTING RIGHTS

To the extent required by applicable law, all portfolio shares held in the variable account will be voted by

Transamerica at regular and special shareholder meetings of the respective funds in accordance with instructions received from persons having voting interests in the corresponding sub-account. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or if Transamerica determines that it is allowed to vote all portfolio shares in its own right, Transamerica may elect to do so.

The person with the voting interest is the owner. The number of votes which are available to an owner will be calculated separately for each sub-account of the variable account. Before the annuity date, that number will be determined by applying his or her percentage interest, if any, in a particular sub-account to the total number of votes attributable to that sub-account. The owner holds a voting interest in each sub-account to which the certificate value is allocated. After the annuity date, the number of votes decreases as annuity payments are made and as the reserves for the certificate decrease.

The number of votes of a portfolio will be determined as of the date coincident with the date established by that portfolio for determining shareholders eligible to vote at the meeting of the funds. Voting instructions will be solicited by written communication before such meeting in accordance with procedures established by the respective funds.

Shares as to which no timely instructions are received and shares held by Transamerica as to which owners have no beneficial interest will be voted in proportion to the voting instructions which are received with respect to all certificates participating in the sub-account. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Each person or entity having a voting interest in a sub-account will receive proxy material, reports and other material relating to the appropriate portfolio. It should be noted that the funds are not required to, and do not intend to, hold annual or other regular meetings of shareholders.

AVAILABLE INFORMATION

Transamerica has filed a registration statement with the Securities and Exchange Commission under the Securities Act of 1933 relating to the certificate offered by this prospectus. This prospectus has been filed as a part of the registration statement and does not contain all of the information set forth in the registration statement and exhibits thereto. Reference is hereby made to such Registration Statement and exhibits for further information relating to Transamerica and the certificate.

Statements contained in this prospectus, as to the content of the certificate and other legal instruments, are summaries. For a complete statement of the terms thereof, reference is made to the instruments filed as exhibits to the registration statement. The registration statement and the exhibits thereto may be inspected and copied at the office of the Commission, located at 450 Fifth Street, N.W., Washington, D.C.

STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS

THE CERTIFICATE
DOLLAR COST AVERAGING
NET INVESTMENT FACTOR
ANNUITY PERIOD
GENERAL PROVISIONS
 CALCULATIONS OF YIELDS AND TOTAL RETURNS
HISTORICAL PERFORMANCE DATA
FEDERAL TAX MATTERS
DISTRIBUTION OF THE CERTIFICATE
SAFEKEEPING OF ACCOUNT ASSETS
TRANSAMERICA
STATE REGULATION
RECORDS AND REPORTS
FINANCIAL STATEMENTS
APPENDIX

                                   Appendix A
Example of Variable Accumulation Unit Value Calculations

Suppose the net asset value per share of a portfolio at the end of the current valuation period is $20.15; at the end of the immediately preceding valuation period it was $20.10; the valuation period is one day; and no dividends or distributions caused the portfolio to go ex-dividend during the current valuation period. $20.15 divided by $20.10 is 1.002488. Subtracting the one day risk factor for mortality and expense risk charge and the administrative expense charge of .003814% (the daily equivalent of the current charge of 1.40% on an annual basis) gives a net investment factor of 1.002449. If the value of the variable accumulation unit for the immediately preceding valuation period had been 15.500000, the value for the current valuation period would be
15.537966 (15.5 x 1.002449).

Example of Variable Annuity Unit Value Calculations

Suppose the circumstances of the first example exist, and the value of a variable annuity unit for the immediately preceding valuation period had been
13.500000. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 4% per year, the value of the variable annuity unit for the current valuation period would be 13.531613 (13.5 x 1.002449, which is the Net Investment Factor x 0.999893). 0.999893 is the factor, for a one day valuation period, that neutralizes the assumed rate of four percent (4%) per year used to establish the variable annuity rates found in the certificate.

Example of Variable Annuity Payment Calculations

Suppose that the account is currently credited with 3,200 variable accumulation units of a particular sub-account. Also suppose that the variable accumulation unit value and the variable annuity unit value for the particular sub-account for the valuation period which ends immediately preceding the first day of the month is 15.500000 and 13.500000 respectively, and that the variable annuity rate for the age and option elected is $5.73 per $1,000.

Then the first variable annuity payment would be:

  3.200 x 15.5 x 5.73 divided by 1,000 = $284.21,

and the number of variable annuity units credited for future payments would be:

  284.21 divided by 13.5 = 21.052444.

For the second monthly payment, suppose that the variable annuity unit value on the 10th day of the second month is 13.565712. Then the second variable annuity payment would be $285.59 (21.052444 x 13.565712).

                                   Appendix B

                        CONDENSED FINANCIAL INFORMATION

The following condensed financial information is derived from the financial statements of the variable account. The data should be read in conjunction with the financial statements, related notes, and other financial information included in the Statement of Additional Information. The following table sets forth certain information regarding the sub-accounts for the period from commencement of business operations of the sub-account through December 31, 1999. The variable accumulation unit values and the number of variable accumulation units outstanding for each sub-account for the periods shown are as follows:

                             Accumulation                      Number of
                              Unit Value    Accumulation     Accumulation
                             at Beginning    Unit Value    Units Outstanding
  Subaccount                  of Period   at End of Period at End of Period
----------------------------------------------------------------------------
  Balanced(/6/)
   1999....................    $ 14.16       $15.101489      1,540,794.857
   1998....................    $11.738       $    14.16        857,333.328
   1997....................    $10.000       $   11.738        333,714.857
----------------------------------------------------------------------------
  Appreciation(/2/)
   1999....................    $ 35.36       $38.862415      2,778,082.022
   1998....................    $27.532       $    35.36      2,358,609.519
   1997....................    $21.802       $   27.532      1,798,913.636
   1996....................    $17.610       $   21.802      1,074,614.761
   1995....................    $13.373       $   17.610        587,928.246
   1994....................    $13.160       $   13.373        285,265.910
   1993....................    $ 6.590       $   13.160         44,612.892
----------------------------------------------------------------------------
  Disciplined Stock(/5/)
   1999....................    $ 19.09       $22.295427      2,764,507.486
   1998....................    $15.272       $    19.09      2,262,990.153
   1997....................    $11.776       $   15.272      1,196,912.676
   1996....................    $ 10.00       $   11.776        381,884.114
----------------------------------------------------------------------------
  Growth and Income(/4/)
   1999....................    $ 29.23       $33.694444      1,902,864.700
   1998....................    $26.509       $    29.23      2,071,117.603
   1997....................    $23.131       $   26.509      2,179,109.968
   1996....................    $19.426       $   23.131      1,906,011.179
   1995....................    $12.235       $   19.426        734,393.096
----------------------------------------------------------------------------
  International Equity(/4/)
   1999....................    $ 15.89       $25.037701        458,935.429
   1998....................    $15.422       $    15.89        431,892.273
   1997....................    $14.267       $   15.422        378,355.293
   1996....................    $12.964       $   14.267        226,976.242
   1995....................    $12.024       $   12.964         61,152.467
----------------------------------------------------------------------------
  International Value(/5/)
   1999....................    $ 11.78       $14.846150        325,359.228
   1998....................    $10.982       $    11.78        240,526.824
   1997....................    $10.244       $   10.982        172,941.244
   1996....................    $ 10.00       $   10.244         47,815.855
----------------------------------------------------------------------------
  Limited Term High
   Income(/6/)
   1999....................    $ 10.73       $10.421888      1,076,017.149
   1998....................    $10.852       $    10.73      1,308,425.217
   1997....................    $10.000       $   10.852        473,373.863

                                 Accumulation                      Number of
                                  Unit Value    Accumulation     Accumulation
                                 at Beginning    Unit Value    Units Outstanding
  Subaccount                      of Period   at End of Period at End of Period
--------------------------------------------------------------------------------
  Money Market(/1/)
   1999.........................   $  1.22       $ 1.258459     18,055,789.503
   1998.........................   $ 1.175       $     1.22     17,914,765.700
   1997.........................   $ 1.132       $    1.175     12,049,327.817
   1996.........................   $ 1.093       $    1.132     10,392,468.634
   1995.........................   $ 1.048       $    1.093      9,084,943.487
   1994.........................   $ 1.018       $    1.048      8,547,165.659
   1993.........................   $ 1.021       $    1.018      2,678,280.492
--------------------------------------------------------------------------------
  Quality Bond(/1/)
   1999.........................   $ 15.88       $15.683297      1,277,828.172
   1998.........................   $15.260       $    15.88      1,282,534.621
   1997.........................   $14.142       $   15.260        987,773.886
   1996.........................   $13.908       $   14.142        664,469.782
   1995.........................   $11.710       $   13.908        454,139.991
   1994.........................   $12.445       $   11.710        164,657.770
   1993.........................   $12.310       $   12.445         86,752.856
--------------------------------------------------------------------------------
  Small Cap(/1/)
   1999.........................   $ 64.44       $78.255479        830,844.928
   1998.........................   $67.668       $    64.44        949,334.076
   1997.........................   $58.773       $   67.668      1,031,483.594
   1996.........................   $51.121       $   58.773      1,000,594.786
   1995.........................   $40.064       $   51.121        817,445.023
   1994.........................   $37.702       $   40.064        612,327.237
   1993.........................   $39.620       $   37.702        138,557.449
--------------------------------------------------------------------------------
  Small Company Stock(/5/)
   1999.........................   $ 11.99       $13.083267        490,455.380
   1998.........................   $12.935       $    11.99        582,290.495
   1997.........................   $10.772       $   12.935        513,524.112
   1996.........................   $ 10.00       $   10.772        212,878.654
--------------------------------------------------------------------------------
  Special Value(/1/)
   1999.........................   $ 16.19       $17.122305      1,025,465.093
   1998.........................   $14.185       $    16.19      1,081,841.670
   1997.........................   $11.682       $   14.185      1,017,390.458
   1996.........................   $12.292       $   11.682        489,733.637
   1995.........................   $12.496       $   12.292        666,488.480
   1994.........................   $12.861       $   12.496        820,985.237
   1993.........................   $12.797       $   12.861        167,686.797
--------------------------------------------------------------------------------
  Zero Coupon 2000(/1/)
   1999.........................   $ 16.65       $16.857088        510,563.309
   1998.........................   $15.736       $    16.65        501,871.997
   1997.........................   $14.911       $   15.736        424,325.816
   1996.........................   $14.740       $   14.911        396,886.829
   1995.........................   $12.672       $   14.740        351,788.006
   1994.........................   $13.373       $   12.672        203,164.533
   1993.........................   $13.225       $   13.373        137,252.898

                                Accumulation                      Number of
                                 Unit Value    Accumulation     Accumulation
                                at Beginning    Unit Value    Units Outstanding
  Subaccount                     of Period   at End of Period at End of Period
-------------------------------------------------------------------------------
  Stock Index(/1/)
   1999.......................    $ 44.42       $52.827945      1,484,609.136
   1998.......................    $35.128       $    44.42      1,117,569.153
   1997.......................    $26.791       $   35.128        808,857.987
   1996.......................    $22.172       $   26.791        585,454.420
   1995.......................    $16.437       $   22.172        365,482.688
   1994.......................    $16.521       $   16.437        190,496.642
   1993.......................    $16.590       $   16.521         32,543.274
-------------------------------------------------------------------------------
  Socially Responsible
   Growth(/3/)
   1999.......................    $ 34.30       $43.995552        590,500.643
   1998.......................    $26.879       $    34.30        346,500.316
   1997.......................    $21.221       $   26.879        230,281.724
   1996.......................    $17.752       $   21.221        103,732.717
   1995.......................    $13.377       $   17.752         49,020.846
   1994.......................    $13.364       $   13.377         24,171.591
   1993.......................    $12.490       $   13.364          3,555.254
-------------------------------------------------------------------------------
  Core Value(/7/)
   1999.......................    $  9.29       $10.966574        245,134.002
   1998.......................    $ 10.00       $     9.29         32,398.128
-------------------------------------------------------------------------------
  European Equity(/9/)
   1999.......................    $ 10.00       $12.824421         41,298.363
-------------------------------------------------------------------------------
  Founders Growth(/8/)
   1999.......................    $ 10.00       $12.632215        101,842.513
-------------------------------------------------------------------------------
  Founders International
   Equity(/9/)
   1999.......................    $ 10.00       $13.894486         14,166.033
-------------------------------------------------------------------------------
  Founders Passport(/8/)
   1999.......................    $ 10.00       $16.144478         53,674.766
-------------------------------------------------------------------------------
  MidCap Stock(/7/)
   1999.......................    $  9.63       $10.528777        321,171.239
   1998.......................    $ 10.00       $     9.63        221,581.308
-------------------------------------------------------------------------------
  Technology Growth(/9/)
   1999.......................    $ 10.00       $15.383368      1,272,158.607
-------------------------------------------------------------------------------
  Transamerica VIF Growth(/7/)
   1999.......................    $ 11.35       $15.422192        938,179.247
   1998.......................    $ 10.00       $    11.35        337,225.242

(/1/) Sub-Account inception January 4, 1993. (/6/) Sub-Account inception May 1,
                                                   1997.
(/2/) Sub-Account inception April 5, 1993.   (/7/) Sub-Account inception May 1,
                                                   1998.
(/3/) Sub-Account inception October 7, 1993. (/8/) Sub-Account inception May 3,
                                                   1999.
(/4/) Sub-Account inception January 5, 1995. (/9/) Sub-Account inception
                                                   October 1, 1999.
(/5/) Sub-Account inception May 1, 1996.

The Core Bond Subaccount, Emerging Leaders Subaccount, Emerging Markets Subaccount, Founders Discovery Subaccount and Japan Subaccount had not commenced operations as of December 31, 1999, therefore comparable information is not available.

Financial Statements for the Variable Account and Transamerica

The financial statements and reports of independent auditors for the variable account and Transamerica are contained in the Statement of Additional Information.

                                   Appendix C

                                  DEFINITIONS
Active Sub-Account: A sub-account of the variable account in which the certificate has current value.

Annuitant: The person: (a) whose life is used to determine the amount of monthly annuity payments on the annuity date; and (b) who is the payee designated to receive monthly annuity payments, unless such payee is changed by the owner. The annuitant cannot be changed after the certificate has been issued, except upon the annuitant's death before the annuity date if a contingent annuitant has previously been named. In the case of a qualified certificate used to fund an IRA, Roth IRA, or a 403(b) annuity, the owner must be the annuitant.

Annuitant's Beneficiary: The person or persons named by the owner who may receive the death benefit under the certificate, if: (a) the annuitant is not the owner, there is no named contingent annuitant and the annuitant dies before the annuity date and before the death of the owner or owners; or (b) the annuitant dies after the annuity date under an annuity form containing a period certain option.

Annuity Date: The date on which the annuity purchase amount will be applied to provide monthly annuity payments under the annuity form and payment option selected by the owner. Monthly annuity payments will start the first day of the month immediately following the annuity date. Unless the annuity date is changed as allowed by the certificate, the annuity date will be as shown in the certificate. The annuity date may be changed by the owner upon 30 days advance written notice to our service office. The revised annuity date may not be earlier than the first day of the calendar month coinciding with or next following the third certificate anniversary. The annuity date may not be later than the first day of the calendar month immediately preceding the month of the annuitant's 85th birthday.

Annuity Payment: An amount paid by Transamerica at regular intervals to the annuitant and/or any other payee. It may be on a variable or fixed basis.

Annuity Purchase Amount: The amount applied as a single premium to provide an annuity under the annuity form and payment options available under the certificate. The annuity purchase amount is equal to the certificate value, less any applicable contingent deferred sales load, and less any applicable premium taxes. In determining the annuity purchase amount, we will waive the contingent deferred sales load if the annuity form involves life contingencies and the annuity date occurs on or after the third certificate anniversary.

Annuity Year: A one-year period starting on the annuity date and, after that, each succeeding one-year period.

Cash Surrender Value: The amount payable to the owner if the certificate is surrendered on or before the annuity date. The cash surrender value is equal to the certificate value, less the certificate fee, less any applicable contingent deferred sales load, and less applicable premium taxes.

Certificate Anniversary: The same month and day as the certificate date in each calendar year after the calendar year in which the certificate date occurs.

Certificate Date: The effective date of the certificate as shown on the certificate.

Certificate Value: The sum of the fixed accumulated value plus the variable accumulated value.

Certificate Year: The 12-month period from the certificate date and ending with the day before the first certificate anniversary and each twelve month period thereafter. The first certificate year for any particular net premium is the certificate year in which the premium is received by our service center.

Code: The U.S. Internal Revenue Code of 1986, as amended, and the rules and regulations issued thereunder.

Contingent Annuitant: The person who: (a) becomes the annuitant if the annuitant dies before the annuity date; or (b) may receive benefits under the certificate if the annuitant dies after the annuity date under an annuity form containing a contingent annuity option. A contingent annuitant may be designated only if the owner is not also the annuitant. The contingent annuitant may be changed at any time by the owner while the annuitant is living and before the annuity date.

Contingent Deferred Sales Load or Surrender Charge: A charge equal to a percentage of premiums withdrawn from the certificate that are less than seven years old. See Contingent Deferred Sales Load/Surrender Charge on page 35 for the specific percentages.

Fixed Account: All or portions of net premiums and transfers may be allocated to the fixed account. The fixed account assets are general assets of the company and are distinguishable from those allocated to a separate account of the company.

Fixed Accumulated Value: The total dollar amount of all amounts held under the fixed account for the certificate before the annuity date. The fixed accumulated value before the annuity date is equal to: (a) net premiums allocated to the fixed account plus interest credited; less (b) reductions for the annual certificate fee deducted on the last business day of each certificate year; plus or minus (c) amounts transferred to or from the variable sub-accounts; less (d) any applicable transfer fees; and less (e) withdrawals from fixed account.

Fixed Annuity: An annuity with predetermined payment amounts.

Free Look Period: The period of time, currently 10 days, beginning when the owner has received the certificate, during which the owner has the right to cancel the certificate.

Funds: Dreyfus Variable Investment Fund, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Investment Portfolios and Transamerica Variable Insurance Fund, Inc., in which the variable account currently invests.

Inactive Sub-Account: A sub-account of the variable account in which the certificate has a zero balance.

Net Investment Factor: An index that measures the investment performance of a sub-account from one valuation period to the next.

Net Premium: A premium reduced by any applicable premium tax, including retaliatory premium taxes.

Non-Qualified Certificate: A certificate that does not receive special tax treatment under the Code.

Owner or Joint Owners: The person or persons who, while living, control all rights and benefits under the certificate. Joint owners own the certificate equally with the right of survivorship. The right of survivorship means that if a joint owner dies, his or her interest in the certificate will pass to the surviving joint owner in accordance with the death benefit provision. Qualified certificates may not have joint owners.

Owner's Beneficiary: The person who becomes the owner of the certificate if the owner dies. If the certificate has joint owners, the surviving joint owner will be the owner's beneficiary.

Payee: The person who receives the annuity payments after the annuity date. The payee will be the annuitant, unless otherwise changed by the owner.

Portfolio: Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., or any one of the series of Dreyfus Variable Investment Fund or any one of the portfolios of Dreyfus Investment Portfolios or the Growth Portfolio of Transamerica Variable Insurance Fund, Inc., underlying a sub-account of the variable account.

Proof of Death: May be: (a) a copy of a certified death certificate; (b) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (c) a written statement by a medical doctor who attended the deceased; or (d) any other proof satisfactory to us.

Qualified Certificate: A certificate issued in connection with a retirement plan or program that qualifies for special tax treatment under Section 401(a), 403(b), 408 or 408A of the Code.

Receipt: Receipt and acceptance by us at our service center.

Service Center: Transamerica's Annuity Service Center, at P.O. Box 31728, Charlotte, North Carolina 28231-1728 and at telephone (800) 258-4261.

Source Account: A sub-account of the variable account or the fixed account, as permitted, from which dollar cost averaging transfers are being made.

Sub-Account: A subdivision of the variable account investing solely in shares of one of the portfolios.

Valuation Day: Any day the New York Stock Exchange is open for trading.

Valuation Period: The time interval between the closing of the New York Stock Exchange on consecutive valuation days.

Variable Account: Separate Account VA-2LNY, a separate account established and maintained by Transamerica for the investment of a portion of its assets. The variable account contains several sub-accounts to which all or portions of net premiums and transfers may be allocated.

Variable Accumulated Value: The total dollar amount of all variable accumulation units under each sub-account of the variable account held for the certificate before the annuity date. The variable accumulated value before the annuity date is equal to: (a) net premiums allocated to the sub-accounts; plus or minus (b) any increase or decrease in the value of assets of the sub-accounts due to investment results; less (c) the daily mortality and expense risk charge; less (d) the daily administrative expense charge; less (e) reductions for the annual certificate fee deducted on the last business day of each certificate year; plus or minus (f) amounts transferred to or from the fixed account; less (g) any applicable transfer fees; and less (h) withdrawals from the sub-accounts.

Variable Accumulation Unit: A unit of measure used to determine the certificate value before the annuity date. The value of a variable accumulation unit varies with each sub-account.

Variable Annuity: An annuity with payments which vary as to dollar amount in relation to the investment performance of specified sub-accounts of the variable account.

Variable Annuity Unit: A unit of measure used to determine the amount of the second and each subsequent payment under a variable annuity payment option. The value of a variable annuity unit varies with each sub-account.

Withdrawals: Refers to partial withdrawals, full surrenders, and systematic withdrawals that are paid in cash to the owner, or to any person or persons specified by the owner.

Written Notice or Written Request: A notice or request in writing by the owner to Transamerica's service center. Such a request must contain original signatures; no carbons or photocopies will be accepted. Transamerica reserves the right to accept a facsimile copy.

                                   Appendix D
Transamerica Life Insurance Company of New York

DISCLOSURE STATEMENT
for Individual Retirement Annuities

The following information is being provided to you, the owner, in accordance with the requirements of the Internal Revenue Service (IRS). This Disclosure Statement contains information about opening and maintaining an Individual Retirement Account or Annuity (IRA), and summarizes some of the financial and tax consequences of establishing an IRA.

Part I of this Disclosure Statement discusses Traditional IRAs, while Part II addresses Roth IRAs. Because the tax consequences of the two categories of IRAs differ significantly, it is important that you review the correct part of this Disclosure Statement to learn about your particular IRA. This Disclosure Statement does not discuss Education IRAs or SIMPLE-IRAs, except as necessary in the context of discussing other types of IRAs.

Your Transamerica Life Insurance Company of New York's Individual Retirement Annuity, also referred to as a Transamerica Life IRA Contract has been approved as to form by the IRS. In addition, we are using an IRA and a Roth IRA Endorsement based the IRS-approved text. Please note that IRS approval applies only to the form of the contract and does not represent a determination of the merits of such IRA contract.

It may be necessary for us to amend your Transamerica Life IRA or Roth IRA Contract in order for us to obtain or maintain IRS approval of its tax qualification. In addition, laws and regulations adopted in the future may require changes to your contract in order to preserve its status as an IRA. We will send you a copy of any such amendment.

No contribution to a Transamerica Life IRA will be accepted under a SIMPLE plan established by any employer pursuant to Internal Revenue Code Section 408(p). No transfer or rollover of funds attributable to contributions made by an employer to your SIMPLE IRA under the employer's SIMPLE plan may be transferred or rolled over to your Transamerica Life IRA before the expiration of the two year period beginning on the date you first participated in the employer's SIMPLE plan. In addition, depending on the annuity contract you purchased, contributory IRAs may or may not be available.

This Disclosure Statement includes the non-technical explanation of some of the changes made by the Tax Reform Act of 1986 applicable to IRAs and more recent changes made by the Small Business Job Protection Act of 1996, the Health Insurance Portability and Accountability Act of 1996, the Tax Relief Act of 1997 and the IRS Restructuring and Reform Act of 1998.

The information provided applies to contributions made and distributions received after December 31, 1986, and reflects the relevant provisions of the Code as in effect on January 1, 1999. This Disclosure Statement is not intended to constitute tax advice, and you should consult a tax professional if you have questions about your own circumstances.

Revocation of Your IRA or Roth IRA

You have the right to revoke your Traditional IRA or Roth IRA issued by us during the seven calendar day period following its establishment. The establishment of your Traditional IRA or Roth IRA contract will be the contract effective date. This seven day calendar period may or may not coincide with the free look period of your contract.

In order to revoke your Traditional IRA or Roth IRA, you must notify us in writing and you must mail or deliver your revocation to us postage prepaid, at:
401 North Tryon Street, Charlotte, NC 28202. The date of the postmark, or the date of certification or registration if sent by certified or registered mail, will be considered your revocation date. If you revoke your Traditional IRA or Roth IRA during the seven day period, an amount equal to your premium will be returned to you without any adjustment.

Definitions

Code - Internal Revenue Code of 1986, as amended, and regulations issued thereunder.

Contributions - Purchase payments paid to your contract.

Contract - The annuity policy, certificate or contract which you purchased.

Compensation - For purposes of determining allowable contributions, the term compensation includes all earned income, including net earnings from self-employment and alimony or separate maintenance payments received under a decree of divorce or separate maintenance and includable in your gross income, but does not include deferred compensation or any amount received as a pension or annuity.

Regular Contributions - In General

As is more fully discussed below, for 1998 and later years, the maximum total amount that you may contribute for any tax year to your regular IRAs and your regular Roth IRAs combined is $2,000, or if less, your compensation for that year. Once you attain age 70 1/2, this limit is reduced to zero only for your regular IRAs, not for your Roth IRAs, but the separate limit on Roth IRA contributions can be reduced to zero for taxpayers with adjusted gross income, also referred to as AGI, above certain levels, as described below in Part II,
Section 1. While your Roth IRA contributions are never deductible, your regular IRA contributions are fully deductible, unless you, or your spouse, is an active participant in some form of tax-qualified retirement plan for the tax year. In the latter case, any deductible portion of your regular IRA contributions for each year is subject to the limits that are described below in Part I, Section 2, and any remaining regular IRA contributions for that year must be reported to the IRS as nondeductible IRA contributions, along with your Roth IRA contributions.

IRA PART I: TRADITIONAL IRAs

The rules that apply to a Traditional Individual Retirement Account or Annuity, which is referred to in this Disclosure Statement simply as an "IRA" or as a "Traditional IRA" and which includes a regular or Spousal IRA and a rollover IRA, generally also apply to IRAs under Simplified Employee Pension plans or SEP-IRAs, unless specific rules for SEP-IRAs are stated.

1. Contributions

(a) Regular IRA. Regular IRA contributions must be in cash and are subject to the limits described above. Such contributions are also subject to the minimum amount under the Transamerica IRA contract. In addition, any of your regular contributions to an IRA for a tax year must be made by the due date, not including extensions, for your federal tax return for that tax year. See also
Part II, Section 4 below about recharacterizing IRA and Roth IRA contributions by such date.

(b) Spousal IRA. If you and your spouse file a joint federal income tax return for the taxable year and if your spouse's compensation, if any, includable in gross income for the year is less than the compensation includable in your gross income for the year, you and your spouse may each establish your own separate regular IRA, and Roth IRA, and may make contributions to such IRAs for your spouse that are not limited by your spouse's lower amount of compensation. Instead, the limit for the total contribution to spousal IRAs that can be made by you or your spouse for the tax year is:

1.$2,000; or

2. if less, the total combined compensation for both you and your spouse reduced by any deductible IRA contributions and any Roth IRA contributions for such year.

As with any regular IRA contributions, those for your spouse cannot be made for any tax year in which your spouse has attained age 70 1/2, must be in cash, and must be made by the due date, not including extensions, for your federal income tax return for that tax year.

(c) Rollover IRA. Rollover contributions to a Traditional IRA are unlimited in dollar amount. These can include rollover contributions of eligible distributions received by you from another Traditional IRA or tax-qualified retirement plan. Generally, any distribution from a tax-qualified retirement plans, such as a pension or profit sharing plan, Code Section 401(k) plan, H.R. 10 or Keogh plan, or a Traditional IRA can be rolled over to a Traditional IRA unless it is a required minimum distribution as discussed below in Part I,
Section 4(a) or it is part of a series of payments to be paid to you over your life, life expectancy or a period of at least 10 years. In addition, distributions of "after-tax" plan contributions, i.e., amounts which are not subject to federal income tax when distributed from a tax-qualified retirement plan, are not eligible to be rolled over to an IRA. If a distribution from a tax-qualified plan or a Traditional IRA is paid to you and you want to roll over all or part of the eligible distributed amount to a Transamerica Life Traditional IRA, the rollover must be accomplished within 60 days of the date you receive the amount to be rolled over. However, you may roll over any amount from one Traditional IRA into another Traditional IRA only once in any 365-day period.

A timely rollover of an eligible distributed amount that has been paid to you directly will prevent its being taxable to you at the time of distribution; that is, none of it will be includable in your gross income until you withdraw some amount from your rollover IRA. However, any such distribution directly to you from a tax-qualified retirement plan is generally subject to a mandatory 20% withholding tax.

By contrast, a direct transfer from a tax-qualified retirement plan to a Traditional IRA is considered a "direct" rollover and is not subject to any mandatory withholding tax, or other federal income tax, upon the direct transfer. If you elect to make such a "direct" rollover from a tax-qualified plan to a Transamerica Life Traditional IRA, the transferred amount will be deposited directly into your rollover IRA.

Strict limitations apply to rollovers, and you should seek competent tax advice in order to comply with all the rules governing rollovers.

(d) Direct Transfers from another Traditional IRA. You may make an initial or subsequent contribution to your Transamerica Life Traditional IRA by directing the fiduciary or issuer of any of your existing IRAs to make a direct transfer of all or part of such IRAs in cash to your Transamerica Life Traditional IRA. Such a direct transfer between Traditional IRAs is not considered a rollover, e.g., for purposes of the 1-year waiting period or withholding.

(e) Simplified Employee Pension Plan, or SEP-IRA. If an IRA is established that meets the requirements of a SEP-IRA, generally your employer may contribute an amount not to exceed the lesser of 15% of your includable compensation ($160,000 for 1999, adjusted for inflation thereafter) or $30,000, even after you attain age 70 1/2. The amount of such contribution is not includable in your income for federal income tax purposes. In the case of a SEP-IRA that has a grandfathered qualifying form of salary reduction, referred to as a SARSEP, that was established by an employer before 1997, generally any employee, including a self-employed individual, who:

1.  has worked for the employer for 3 of the last 5 preceding tax years;

2.  is at least age 21; and

3. has received from the employer compensation of at least $400 for the current tax year, adjusted for inflation after 1999.

is eligible to make a before tax salary reduction contribution to the SARSEP for the current tax year of up to $10,000, adjusted for inflation after 1998, subject to the overall limits for SEP-IRA contributions.

Your employer is not required to make a SEP-IRA contribution in any year nor make the same percentage contribution each year. But if contributions are made, they must be made to the SEP-IRA for all eligible employees and must not discriminate in favor of highly compensated employees. If these rules are not met, any SEP-IRA contributions by the employer could be treated as taxable to the employees and could result in adverse tax consequences to the participating employee. For further details about SARSEPs and SEP-IRAs, e.g., for computing contribution limits for self-employed individuals, see IRS Publication 590, as indicated below.

(f) Responsibility of the Owner. Contributions, rollovers, or transfers to any IRA must be made in accordance with the appropriate sections of the Code. It is your full and sole responsibility to determine the tax deductibility of any contribution to your Traditional IRA, and to make such contributions in accordance with the Code. Transamerica does not provide tax advice, and assumes no liability for the tax consequences of any contribution to your Transamerica Life Traditional IRA.

2. Deductibility of Contributions for a Regular IRA

(a) General Rules. The deductible portion of the contributions made to the regular IRAs for you, or your spouse, for a tax year depends on whether you, or your spouse, is an "active participant" in some type of a tax-qualified retirement plan for such year, as described in Section 2(b) immediately below.

If you and your spouse file a joint return for a tax year and neither of you is an active participant for such year, then the permissible contributions to the regular IRAs for each of you are fully deductible up to $2,000 each, i.e., your combined deductible IRA contribution limit for the tax year could be $4,000.

Similarly, if you are not married, or treated as such, for the tax year and you are not an active participant for such year, the permissible contributions to your regular IRAs for the tax year are fully deductible up to $2,000. For instance, if you and your spouse file separate returns for the tax year and you did not live together at any time during such tax year, then you are treated as unmarried for such year, and if you were not an active participant for the tax year, then your deductible limit for your regular IRA contribution is $2,000, even if your spouse was an active participant for such year.

If you are an active participant for the tax year, then your $2,000 limit is subject to a phase-out rule if your AGI for such year exceeds a Threshold Level, depending on your tax filing status and the calendar year. If, however, you are not an active participant for the tax year but your spouse is, then your $2,000 limit is subject to the phase-out rule only if your AGI exceeds a higher Threshold Level. See Part I, Section 2(c), below.

(b) Active Participant. You are an "active participant" for a year if you participate in some type of tax-qualified retirement plan. For example, if you participate in a qualified pension or profit sharing plan, a Code Section 401(k) plan, certain government plans, a tax-sheltered arrangement under Code
Section 403, a SIMPLE plan or a SEP-IRA plan, you are considered to be an active participant. Your Form W-2 for the year should indicate your participation status.

(c) Adjusted Gross Income, also referred to as AGI. If you are an active participant, you must look at your AGI for the year, or if you and your spouse file a joint tax return, you use your combined AGI, to determine whether you can make a deductible IRA contribution for that taxable year. The instructions for your tax return will show you how to calculate your AGI for this purpose. If you are at or below a certain AGI level, called the Threshold Level, you are treated as if you were not an active participant and you can make a deductible contribution under the same rules as a person who is not an active participant.

If you are an active participant for the tax year, then your Threshold Level depends upon whether you are a married taxpayer filing a joint tax return, an unmarried taxpayer, or a married taxpayer filing a separate tax return. If you are a married taxpayer but file a separate tax return, the Threshold Level is $0. If you are a married taxpayer filing a joint tax return, or an unmarried taxpayer, your Threshold Level depends upon the taxable year, and can be determined using the appropriate table below:

             Married Filing Jointly                        Unmarried
        Taxable                 Threshold       Taxable                   Threshold
        Year                      Level         Year                        Level
-----------------------------------------------------------------------------------
        1998                     $50,000        1998                       $30,000
        1999                     $51,000        1999                       $31,000
        2000                     $52,000        2000                       $32,000
        2001                     $53,000        2001                       $33,000
        2002                     $54,000        2002                       $34,000
        2003                     $60,000        2003                       $40,000
        2004                     $65,000        2004                       $45,000
        2005                     $70,000        2005 and thereafter        $50,000
        2006                     $75,000
        2007 and thereafter      $80,000
-----------------------------------------------------------------------------------

Beginning in 1998, if you are not an active participant for the tax year but your spouse is, and you are not treated as unmarried for filing purposes, then your Threshold Level is $150,000.

If your AGI is less than $10,000 above your Threshold Level, or $20,000 for married taxpayers filing jointly for the taxable year beginning on or after January 1, 2007, you will still be able to make a deductible contribution, but it will be limited in amount. The amount by which your AGI exceeds your Threshold Level is called your Excess AGI. The Maximum Allowable Deduction is $2,000, even for Spousal IRAs. You can calculate your Deduction Limit as follows:

10,000 - Excess AGI x Maximum Allowable Deduction = Deduction Limit 10,000

For taxable years beginning on or after January 1, 2007, married taxpayers filing jointly should substitute 20,000 for 10,000 in the numerator and denominator of the above equation.

You must round up any computation of the Deduction Limit to the next highest $10 level, that is, to the next highest number which ends in zero. For example, if the result is $1,525, you must round it up to $1,530. If the final result is below $200 but above zero, your Deduction Limit is $200. Your Deduction Limit cannot in any event exceed 100% of your compensation.

3. Nondeductible Contributions to Regular IRAs

The amounts of your regular IRA contributions which are not deductible will be nondeductible contributions to such IRAs. You may also choose to make a nondeductible contribution to your regular IRA, even if you could have deducted part or all of the contribution. Interest or other earnings on your regular IRA contributions, whether from deductible or nondeductible contributions, will not be taxed until taken out of your IRA and distributed to you.

If you make a nondeductible contribution to an IRA, you must report the amount of the nondeductible contribution to the IRS as a part of your tax return for the year, e.g., on Form 8606.

4. Distributions

(a) Required Minimum Distributions, or simply, RMD. Distributions from your Traditional IRAs must be made or begin no later than April 1 of the calendar year following the calendar year in which you attain age 70 1/2, the required beginning date. You may take RMDs from any Traditional IRA you maintain, but not from any Roth IRA, as long as:

a)  distributions begin when required;

b)  distributions are made at least once a year; and

c) the amount to be distributed is not less than the minimum required under current federal tax law.

If you own more than one Traditional IRA, you can choose whether to take your RMD from one Traditional IRA or a combination of your Traditional IRAs. A distribution may be made at once in a lump sum, as qualifying partial withdrawals or as qualifying settlement option payments. Qualifying partial withdrawals and settlement option payments must be made in equal or substantially equal amounts over:

a)  your life or the joint lives of you and your beneficiary; or

b) a period not exceeding your life expectancy, as redetermined annually under IRS tables in the income tax regulations, or the joint life expectancy of you and your beneficiary, as redetermined annually, if that beneficiary is your spouse.

Also, special rules may apply if your designated beneficiary, other than your spouse, is more than ten years younger than you.

If qualifying settlement option payments start before the April 1 following the year you turn age 70 1/2, then the annuity date of such settlement option payments will be treated as the required beginning date for purposes of the RMD provisions, above, and the death benefit provisions, below.

If you die before the entire interest in your Traditional IRAs is distributed to you, but after your required beginning date, the entire interest in your Traditional IRAs must be distributed to your beneficiaries at least as rapidly as under the method in effect at your death. If you die before your required beginning date and if you have a designated beneficiary, distributions to your designated beneficiary can be made in substantially equal installments over the life or life expectancy of the designated beneficiary, beginning by December 31 of the calendar year that is one year after the year of your death. Otherwise, if you die before your required beginning date and your surviving spouse is not your designated beneficiary, distributions must be completed by December 31 of the calendar year that is five years after the year of your death.

If your designated beneficiary is your surviving spouse, and you die before your required beginning date, your surviving spouse can become the new owner/annuitant and can continue the Transamerica Life Traditional IRA on the same basis as before your death. If your surviving spouse does not wish to continue the contract as his or her IRA, he or she may elect to receive the death benefit in the form of qualifying settlement option payments in order to avoid the 5-year rule. Such payments must be made in substantially equal amounts over your spouse's life or a period not extending beyond his or her life expectancy. Your surviving spouse must elect this option and begin receiving payments no later than the later of the following dates:

a)  December 31 of the year following the year you died; or

b) December 31 of the year in which you would have reached the required beginning date if you had not died.

Either you or, if applicable, your beneficiary, is responsible for assuring that the RMD is taken in a timely manner and that the correct amount is distributed.

(b) Taxation of IRA Distributions. Because nondeductible Traditional IRA contributions are made using income which has already been taxed, that is, they are not deductible contributions, the portion of the Traditional IRA distributions consisting of nondeductible contributions will not be taxed again when received by you. If you make any nondeductible contributions to your Traditional IRAs, each distribution from any of your Traditional IRAs will consist of a nontaxable portion, return of nondeductible contributions, and a taxable portion, return of deductible contributions, if any, and earnings.

Thus, if you receive a distribution from any of your Traditional IRAs and you previously made deductible and nondeductible contributions to such IRAs, you may not take a Traditional IRA distribution which is entirely tax-free. The following formula is used to determine the nontaxable portion of your distributions for a taxable year.

Remaining nondeductible contributions

  Divided by

  Year-end total adjusted Traditional IRA balances

  Multiplied by

  Total distributions for the year

  Equals:

  Nontaxable distributions for the year

To figure the year-end total adjusted Traditional IRA balance, you must treat all of your Traditional IRAs as a single Traditional IRA. This includes all regular IRAs, as well as SEP-IRAs, SIMPLE IRAs and Rollover IRAs, but not Roth IRAs. You also add back to your year-end total Traditional IRA balances, specifically the distributions taken during the year from your Traditional IRAs. Please refer to IRS Publication 590, Individual Retirement Arrangements for instructions, including worksheets, that can assist you in these calculations. Transamerica Life Insurance and Annuity Company will report all distributions from your Transamerica Traditional IRA to the IRS as fully taxable income to you.

Even if you withdraw all of the assets in your Traditional IRAs in a lump sum, you will not be entitled to use any form of lump sum treatment or income averaging to reduce the federal income tax on your distribution. Also, no portion of your distribution qualifies as a capital gain. Moreover, any distribution made before you reach age 59 1/2, may be subject to a 10% penalty tax on early distributions, as indicated below.

(c) Withholding. Unless you elect not to have withholding apply, federal income tax will be withheld from your Traditional IRA distributions. If you receive distributions under a settlement option, tax will be withheld in the same manner as taxes withheld on wages, calculated as if you were married and claim three withholding allowances. If you are receiving any other type of distribution, tax will be withheld in the amount of 10% of the distribution. If payments are delivered to foreign countries, federal income, tax will generally be withheld at a 10% rate unless you certify to Transamerica that you are not a
U. S. citizen residing abroad or a tax avoidance expatriate as defined in Code
Section 877. Such certification may
result in mandatory withholding of federal income taxes at a different rate.

5. Penalty Taxes

(a) Excess Contributions. If at the end of any taxable year the total regular IRA contributions you made to your Traditional IRAs and your Roth IRAs, other than rollovers or transfers, exceed the maximum allowable deductible and nondeductible contributions for that year, the excess contribution amount will be subject to a nondeductible 6% excise penalty tax. Such penalty tax cannot exceed 6% of the value of your IRAs at the end of such year.

However, if you withdraw the excess contribution, plus any earnings on it, before the due date for filing your federal income tax return, including extensions, for the taxable year in which you made the excess contribution, the excess contribution will not be subject to the 6% penalty tax. The amount of the excess contribution withdrawn will not be considered an early distribution, nor otherwise be includible in your gross income if you have not taken a deduction for the excess amount.

However, the earnings withdrawn will be taxable income to you and may be subject to the 10% penalty tax on early distributions. Alternatively, excess contributions for one year may be withdrawn in a later year or may be carried forward as regular IRA contributions in the following year to the extent that the excess, when aggregated with your regular IRA contributions, if any, for the subsequent year, does not exceed the maximum allowable deductible and nondeductible amount for that year. The 6% excise tax will be imposed on excess contributions in each subsequent year they are neither returned to you nor applied as permissible regular IRA contributions for such year.

(b) Early Distributions. Since the purpose of an IRA is to accumulate funds for retirement, your receipt or use of any portion of your IRA before you attain age 59 1/2 constitutes an early distribution subject to a 10% penalty tax unless the distribution occurs as a result of your death or disability or is part of a series of substantially equal payments made over your life expectancy or the joint life expectancies of you and your beneficiary, as determined from IRS tables in the income tax regulations.

Also, the 10% penalty tax will not apply if distributions are used to pay for medical expenses in excess of 7.5% of your AGI or if distributions are used to pay for health insurance premiums for you, your spouse and/or your dependents if you are an unemployed individual who is receiving unemployment compensation under federal or state programs for at least 12 consecutive weeks. Effective for distributions made in 1998 or later, the 10% penalty tax also will not apply to an early distribution made to pay for certain qualifying first-time homebuyer expenses of you or certain family members, or for certain qualifying higher education expenses for you or certain family members.

First-time homebuyer expenses must be paid within 120 days of the distribution from the IRA and include up to $10,000 of the costs of acquiring, constructing, or reconstructing a principal residence, including any usual or reasonable settlement, financing or other closing costs. Higher education expenses include tuition, fees, books, supplies, and equipment required for enrollment, attendance, and room and board at a post-secondary educational institution. The amount of an early distribution, excluding any nondeductible contribution included therein, is includable in your gross income and may be subject to the 10% penalty tax unless you transfer it to another IRA as a qualifying rollover contribution.

(c) Failure To Satisfy RMD. If the RMD rules described above in Part I, Section 4(a) apply to you and if the amount distributed during a calendar year is less than the minimum amount required to be distributed, you will be subject to a penalty tax equal to 50% of the excess of the amount required to be distributed over the amount actually distributed.

(d) Policy Loans and Prohibited Transactions. If you or any beneficiary engage in any prohibited transaction, such as any sale, exchange or leasing of any property between you and the Traditional IRA, or any interference with the independent status of such IRA, the Traditional IRA will lose its tax exemption and be treated as having been distributed to you. The value of the entire Traditional IRA, excluding any nondeductible contributions included therein, will be includable in your gross income; and, if at the time of the prohibited transaction you are under age 59 1/2, you may also be subject to the

10% penalty tax on early distributions, as described above in Part I, Section 5(b).

If you borrow from or pledge your Traditional IRA, or your benefits under the contract, as security for a loan, the portion borrowed or pledged as security will cease to be tax-qualified, the value of that portion will be treated as distributed to you, and you will have to include the value of the portion borrowed or pledged as security in your income that year for federal tax purposes. You may also be subject to the 10% penalty tax on early distributions.

(e) Overstatement or Understatement of Nondeductible Contributions. If you overstate your nondeductible Traditional IRA contributions on your federal income tax return, without reasonable cause, you may be subject to a reporting penalty. Such a penalty also applies for failure to file any form required by the IRS to report nondeductible contributions. These penalties are in addition to any ordinary income or penalty taxes, interest, and penalties for which you may be liable if you underreport income upon receiving a distribution from your Traditional IRA. See Part I, Section 4(b) above for the tax treatment of such distributions.

IRA PART II: ROTH IRAs

1. Contributions

(a) Regular Roth IRA. You may make contributions to a regular Roth IRA in any amount up to the contribution limits described in Part II, Section 3, below. Such contributions are also subject to the minimum amount under the Transamerica Life Roth IRA contract. Such contribution must be in cash. Your contribution for a tax year must be made by the due date, not including extensions, for your federal income tax return for that tax year. Unlike Traditional IRAs, you may continue making Roth IRA contributions after reaching age 70 1/2 to the extent that your AGI does not exceed the levels described below.

(b) Spousal Roth IRA. If you and your spouse file a joint federal income tax return for the taxable year and if your spouse's compensation, if any, includable in gross income for the year is less than the compensation includable in your gross income for the year, you and your spouse may each establish your own individual Roth IRA and may make contributions to those Roth IRAs in accordance with the rules and limits for contributions contained in the Code, which are described in Part II, Section 3, below. Such contributions must be in cash. Your contribution to a Spousal Roth IRA for a tax year must be made by the due date, not including extensions, for your federal income tax return for that tax year.

(c) Rollover Roth IRA. You may make contributions to a Rollover Roth IRA within 60 days after receiving a distribution from an existing Roth IRA, subject to certain limitations discussed in Part II, Section 3, below.

(d) Transfer Roth IRA. You may make an initial or subsequent contribution to your Transamerica Life Roth IRA by directing a fiduciary or issuer of any of your existing Roth IRAs to make a direct transfer of all or a portion of the assets from such Roth IRAs to your Transamerica Life Roth IRA.

(e) Conversion Roth IRA. You may make contributions to a Conversion Roth IRA within 60 days of receiving a distribution from an existing Traditional IRA or by instructing the fiduciary or issuer of any of your existing Traditional IRAs to make a direct transfer of all or a portion of the assets from such a Traditional IRA to your Transamerica Life Roth IRA, subject to certain restrictions and subject to income tax on some or all of the converted amounts. If your AGI, not including the conversion amount, is greater than $100,000 for the tax year, or if you are married and you and your spouse file separate tax returns, you may not convert or transfer any amount from a Traditional IRA to a Roth IRA.

(f) Responsibility of the Owner. Contributions, rollovers, transfers or conversions to a Roth IRA must be made in accordance with the appropriate sections of the Code. It is your full and sole responsibility to make contributions to your Roth IRA in accordance with the Code. Transamerica Life Insurance and Annuity Company does not provide tax advice, and assumes no liability for the tax consequences of any contribution to your Roth IRA.

2. Deductibility of Contributions

Your Roth IRA permits only nondeductible after-tax contributions. However, distributions from your Roth IRA are generally not subject to federal income tax. See Part II, 4(b) below. This is unlike a Traditional

IRA, which permits deductible and nondeductible contributions, but which provides that most distributions are subject to federal income tax.

3. Contribution Limits

Contributions for each taxable year to all Traditional and Roth IRAs may not exceed the lesser of 100% of your compensation or $2,000 for any calendar year, subject to AGI phase-out rules described below in Section 3(a). Rollover, transfer and conversion contributions, if properly made, do not count towards your maximum annual contribution limit, nor do employer contributions to a SEP-IRA or SIMPLE IRA.

(a) Regular Roth IRAs. The maximum amount you may contribute to a regular Roth IRA will depend on the amount of your AGI for the calendar year. Your maximum $2,000 contribution limit begins to phase out when your AGI reaches $95,000 as unmarried or $150,000 when married filing jointly. Under this phase out, your maximum regular Roth IRA contributions generally will not be less than $200; however, no contribution is allowed if your AGI exceeds $110,000 as unmarried or $160,000 when married filing jointly. If you are married and you and your spouse file separate tax returns, your maximum regular Roth IRA contribution phases out between $0 and $10,000. If you are married but you and your spouse lived apart for the entire taxable year and file separate federal income tax returns, your maximum contribution is calculated as if you were not married. You should consult your tax adviser to determine your maximum contribution.

You may make contributions to a regular Roth IRA after age 70 1/2, subject to the phase-out rules. Regular Roth IRA contributions for a tax year should be reported on your tax return for that year, specifically, on Form 8606.

(b) Spousal Roth IRAs. Contributions to your lower-earning spouse's Spousal Roth IRA may not exceed the lesser of:

1. 100% of both spouses' combined compensation minus any Roth IRA or deductible Traditional IRA contribution for the spouse with the higher compensation for the year; or

2. $2,000, as reduced by the phase-out rules described above for regular Roth IRAs.

A maximum of $4,000 may be contributed to both spouses' Roth IRAs. Contributions can be divided between the spouses' Roth IRAs as you and your spouse wish, but no more than $2,000 in regular Roth IRA contributions can be contributed to either individual's Roth IRA each year.

(c) Rollover Roth IRAs. There is no limit on the amounts that you may rollover from one Roth IRA into another Roth IRA, including your Transamerica Life Roth IRA. You may roll over a distribution from any single Roth IRA to another Roth IRA only once in any 365-day period.

(d) Transfer Roth IRAs. There is no limit on amounts that you may transfer directly from one Roth IRA into another Roth IRA, including your Transamerica Life Roth IRA. Such a direct transfer does not constitute a rollover for purposes of the 1-year waiting period.

(e) Conversion Roth IRAs. There is no limit on amounts that you may convert from your Traditional IRA into your Transamerica Life Roth IRA if you are eligible to open a Conversion Roth IRA as described in Part II, Section 1(e), above. In the case of a conversion from a SIMPLE-IRA, the conversion may only be done after the expiration of your 2-year participation period described in Code Section 72(t)(6). However, the distribution proceeds from your Traditional IRA are includable in your taxable income to the extent that they represent a return of deductible contributions and earnings on any contributions. The distribution proceeds from your Traditional IRA are not subject to the 10% early distribution penalty tax, described below, if the distribution proceeds are deposited to your Roth IRA within 60 days.

You can also make contributions to a Roth IRA by instructing the fiduciary or issuer, custodian or trustee of your existing Traditional IRAs to transfer the assets in your Traditional IRAs to the Roth IRA, which can be a successor to your existing Traditional IRAs. The transfer will be treated as a distribution from your Traditional IRAs, and that amount will be includable in your taxable income to the extent that it represents a return of deductible contributions and earnings on any contributions, but will not be subject to the 10% early distribution penalty tax.

If you converted from a Traditional IRA to a Roth IRA during 1998, the income reportable upon distribution from the Traditional IRA may be reportable entirely for 1998 or reportable ratably over four years beginning in 1998.

4. Recharacterization of IRA Contributions

(a) Eligibility. By making a timely transfer and election, you generally can treat a contribution made to one type of IRA as made to a different type of IRA for a taxable year. For example, if you make contributions to a Roth IRA and later discover that you are not eligible to make Roth IRA contributions, you may recharacterize all or a portion of the contribution as a Traditional IRA contribution by the filing due date, including extensions, for the applicable tax year.

You may not recharacterize amounts paid into a Traditional IRA that represented tax-free rollovers or transfers, or employer contributions.

(b) Election. You may elect to recharacterize a contribution amount made to one type of IRA by simply making a trustee-to-trustee transfer of such amount, plus net income attributable to it, to a second type of IRA on or before the federal income tax due date, including extensions, for the tax year for which the contribution was initially made. After the recharacterization has been made, you may not revoke or modify the election.

(c) Taxation of a Recharacterization. For federal income tax purposes, a recharacterized contribution will be treated as having been contributed to the transferee IRA, rather than to the transferor IRA, on the same date and for the same tax year that the contribution was initially made to the transferor IRA. A recharacterized transfer is not considered a rollover for purposes of the 1-year waiting period.

The transfer of the contribution amount being recharacterized must include the net income attributable to such amount. If such amount has experienced net losses as of the time of the recharacterization transfer, the amount transferred, the original contribution amount less any losses, will generally constitute a transfer of the entire contribution amount. You must treat the contribution amount as made to the transferee IRA on your federal income tax return for the year to which the original contribution amount related.

For reconversions following a recharacterization, see Publication 590 and Treasury Regulation Section 1.408A-5.

5. Distributions

(a) Required Minimum Distribution, or simply, RMD. Unlike a Traditional IRA, there are no rules that require that any distribution be made to you from your Roth IRA during your lifetime.

If you die before the entire value of your Roth IRA is distributed to you, the balance of your Roth IRA must be distributed by December 31 of the calendar year that is five years after your death. However, if you die and you have a designated beneficiary, your beneficiary may elect to take distributions in the form of qualifying settlement option payments in substantially equal installments over the life or life expectancy of the designated beneficiary, beginning by December 31 of the calendar year that is one year after your death.

If your beneficiary is your surviving spouse, he or she can become the new owner/annuitant and can continue the Transamerica Life Roth IRA on the same basis as before your death. If your surviving spouse does not wish to continue the Transamerica Life Roth IRA as his or her Roth IRA, he or she may elect to receive the death benefit in the form of qualifying settlement option payments in order to avoid the 5-year distribution requirement. Such payments must be made in substantially equal amounts over your spouse's life or a period not extending beyond his or her life expectancy. Your surviving spouse must elect this option and begin receiving payments no later than the later of the following dates:

a) December 31 of the year following the year you died; or

b) December 31 of the year in which you would have reached age 70 1/2.

Your beneficiary is responsible for assuring that the RMD following your death is taken in a timely manner and that the correct amount is distributed.

(b) Taxation of Roth IRA Distributions. The amounts that you withdraw from your Roth IRA are generally tax-free. For federal income tax purposes, all of your Roth IRAs are aggregated and Roth IRA distributions are treated as made first from Roth IRA contributions and second from earnings. Distributions that are treated as made from Roth IRA contributions are treated as made first from regular Roth IRA contributions, which are always tax-free, and second from conversion or rollover Roth IRA contributions on a first-in, first-out basis. A distribution allocable to a particular conversion or rollover Roth IRA contribution is treated as consisting first of the portion, if any, of the conversion contribution that was previously includable in gross income by reason of the conversion.

In any event, since the purpose of a Roth IRA is to accumulate funds for retirement, your receipt or use of Roth IRA earnings before you attain age 59 1/2, or within 5 years of your first contribution to the Roth IRA, including a contribution rolled over, transferred or converted from a Traditional IRA, will generally be treated as an early distribution subject to regular income tax and to the 10% penalty tax described below in Section 6(b).

No income tax will apply to earnings that are withdrawn before you attain age 59 1/2, but which are withdrawn five or more years after the first contribution to the Roth IRA, including a rollover or transfer contribution or conversion from a Traditional IRA, where the withdrawal is made:

a) upon your death or disability; or

b) to pay qualified first-time homebuyer expenses of you or certain family members.

No portion of your Roth IRA distribution qualifies as a capital gain. There is also a separate 5-year rule for the recapture of the 10% penalty tax that is described below in Section 6(b) and that applies to any Roth IRA distribution made before age 59 1/2 if any conversion or rollover contribution has been made to any Roth IRA owned by the individual within the 5 most recent taxable years, even if this current distribution from the Roth IRA is otherwise tax-free under the rules described in this Subsection 5(b).

(c) Withholding. If the distribution from your Roth IRA is subject to federal income tax, unless you elect not to have withholding apply, federal income tax will be withheld from your Roth IRA distributions. If you receive distributions under a settlement option, tax will be withheld in the same manner as taxes withheld on wages, calculated as if you were married and claim three withholding allowances. If you are receiving any other type of distribution, tax will be withheld in the amount of 10% of the amount of the distribution. If payments are delivered to foreign countries, federal income tax will generally be withheld at a 10% rate unless you certify to Transamerica Life Insurance Company of New York that you are not a U. S. citizen residing abroad or a "tax avoidance expatriate" as defined in Code Section 877. Such certification may result in mandatory withholding of federal income taxes at a different rate.

6. Penalty Taxes

(a) Excess Contributions. If at the end of any taxable year your total regular Roth IRA contributions, other than rollovers, transfers or conversions, exceed the maximum allowable contributions for that year, taking into account Traditional IRA contributions, the excess contribution amount will be subject to a nondeductible 6% excise penalty tax. Such penalty tax cannot exceed 6% of the value of your Roth IRAs at the end of such year. However, if you withdraw the excess contribution, plus any earnings on it, before the due date for filing your federal income tax return, including extensions, for the taxable year in which you made the excess contribution, the excess contribution will not be subject to the 6% penalty tax.

The amount of the excess contribution withdrawn will not be considered an early distribution, but the earnings withdrawn will be taxable income to you and may be subject to the 10% penalty tax on early distributions. Alternatively, excess contributions for one year may be withdrawn in a later year or may be carried forward as Roth IRA contributions in a later year to the extent that the excess, when aggregated with your regular Roth IRA contributions, if any, for the subsequent year, does not exceed the maximum allowable contribution for that year. The 6% excise tax will be imposed on excess contributions in each subsequent year they are neither returned to you nor applied as permissible regular Roth IRA contributions for such year.

(a) Early Distributions. Since the purpose of a Roth IRA is to accumulate funds for retirement, your receipt or use of any portion of your Roth IRA before you attain age 59 1/2 constitutes an early distribution subject to the 10% penalty tax on the earnings in your Roth IRA. This penalty tax will not apply if the distribution occurs as a result of your death or disability or is part of a series of substantially equal payments made over your life expectancy or the joint life expectancies of you and your beneficiary, as determined from IRS tables in the income tax regulations. Also, the 10% penalty tax will not apply if distributions are used to pay for medical expenses in excess of 7.5% of your AGI; or if distributions are used to pay for health insurance premiums for you, your spouse and/or your dependents if you are an unemployed individual who is receiving unemployment compensation under federal or state programs for at least 12 consecutive weeks.

The 10% penalty tax also will not apply to an early distribution made to pay for certain qualifying first-time homebuyer expenses for you or certain family members, or for certain qualifying higher education expenses for you or certain family members. First-time homebuyer expenses must be paid within 120 days of the distribution from the Roth IRA and include up to $10,000 of the costs of acquiring, constructing, or reconstructing a principle residence, including any usual or reasonable settlement, financing or other closing costs. Higher education expenses include tuition, fees, books, supplies, and equipment required for enrollment, attendance, and room and board at a post-secondary educational institution.

There is also a separate 5-year recapture rule for the 10% penalty tax in the case of a Roth IRA distribution made before age 59 1/2 that is made within 5 years after a conversion or rollover contribution from a Traditional IRA. This recapture rule exists because such a prior Roth IRA contribution avoided the 10% penalty tax when it was rolled over or converted from the Traditional IRA. Under this 5-year recapture rule, any Roth IRA distribution made before age 59 1/2 that is attributable to any conversion or rollover contribution from a Traditional IRA made within the previous 5 years to any of the individual's Roth IRAs is generally subject to the 10% penalty tax, and its exceptions, to the extent that such prior Roth IRA contribution was subject to ordinary tax upon the conversion or rollover, even if the Roth IRA distribution is otherwise tax-free.

Under the distribution ordering rules for a Roth IRA, all of an individual's Roth IRAs and distributions therefrom are treated as made: first from regular Roth IRA contributions; then from conversion or rollover Roth IRA contributions on a first-in, first-out basis; and last from earnings. However, whenever any Roth IRA distribution amount is attributable to any conversion or rollover contribution made within the 5 most recent tax years, this distributed amount is attributed first to the taxable portion of such prior contribution, for purposes of determining the amount of this Roth IRA distribution that is subject to the recapture of the 10% penalty tax, unless some exception to the penalty tax applies to the current Roth IRA distribution, such as age 59 1/2, disability or certain health, education or homebuyer expenses, as described above in this Subsection 6(b).

(c) Failure to Satisfy RMDs Upon Death. If the RMD rules described above in
Part II, Section 4(a) apply to the beneficiary of your Roth IRA after your death and if the amount distributed during a calendar year is less than the minimum amount required to be distributed, your beneficiary will be subject to a penalty tax equal to 50% of the excess of the amount required to be distributed over the amount actually distributed.

(d) Policy Loans and Prohibited Transactions. If you or any beneficiary engage in any prohibited transaction, such as any sale, exchange or leasing of any property between you and the Roth IRA, or any interference with the independent status of the Roth IRA, the Roth IRA will lose its tax exemption and be treated as having been distributed to you. The value of any earnings on your Roth IRA contributions will be includable in your gross income; and if at the time of the prohibited transaction, you are under age 59 1/2 you may also be subject to the 10% penalty tax on early distributions, as described above in Part II,
Section 5(b). If you borrow from or pledge your Roth IRA, or your benefits under the contract, as a security for a loan, the portion borrowed or pledged as security will cease to be tax-qualified, the value of that portion will be treated as distributed to you, and you may be subject to the 10% penalty tax on early distributions from a Roth IRA.

IRA PART III: OTHER INFORMATION

(1) Federal Estate and Gift Taxes

Any amount in or distributed from your Traditional and/or Roth IRAs upon your death may be subject to federal estate tax, although certain credits and deductions may be available. The exercise or non-exercise of an option that would pay a survivor an annuity at or after your death should not be considered a transfer for federal gift tax purposes.

(2) Tax Reporting

You must report contributions to, and distributions from, your Traditional IRA and Roth IRA, including the year-end aggregate account balance of all Traditional IRAs and Roth IRAs, on your federal income tax return for the year specifically on IRS Form 8606. For Traditional IRAs, you must designate on the return how much of your annual contribution is deductible and how much is nondeductible. You need not file IRS Form 5329 with your income tax return for a particular year unless for that year you are subject to a penalty tax because there has been an excess contribution to, an early distribution from, or insufficient RMDs from your Traditional IRA or Roth IRA, as applicable.

(3) Vesting

Your interest in your Traditional IRA or Roth IRA is nonforfeitable at all times.

(4) Exclusive Benefit

Your interest in your Traditional IRA or Roth IRA is for the exclusive benefit of you and your beneficiaries.

(5) IRS Publication 590

Additional information about your Traditional IRA or Roth IRA or about SEP-IRAs and SIMPLE-IRAs can be obtained from any district office of the IRS or by calling 1-800-TAX-FORM for a free copy of IRS Publication 590, Individual Retirement Arrangements.

                    STATEMENT OF ADDITIONAL INFORMATION FOR

                     DREYFUS/TRANSAMERICA TRIPLE ADVANTAGE
                         VARIABLE ANNUITY CERTIFICATE

                           SEPARATE ACCOUNT VA-2LNY

                                   Issued By
                TRANSAMERICA LIFE INSURANCE COMPANY OF NEW YORK

The Statement of Additional Information expands upon subjects discussed in the May 1, 2000, prospectus for the Dreyfus/Transamerica Triple Advantage Variable Annuity Certificate ("certificate") issued by Transamerica Life Insurance Company of New York (formerly called First Transamerica Life Insurance Company). The owner may obtain a copy of the prospectus dated May 1, 2000, as supplemented from time to time, by writing to Transamerica Life Insurance Company of New York, Annuity Service Center, 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499-0001 or by calling 877-717-8861. Terms used in the current prospectus for the certificate are incorporated in this statement.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the prospectus for the certificate.

                            Dated May 1, 2000

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
THE CERTIFICATE............................................................   3
DOLLAR COST AVERAGING......................................................   3
NET INVESTMENT FACTOR......................................................   3
ANNUITY PERIOD.............................................................   3
  Variable Annuity Units and Payments......................................   4
  Variable Annuity Unit Value..............................................   4
  Transfers After the Annuity Date.........................................   4
GENERAL PROVISIONS.........................................................   4
  IRS Required Distributions...............................................   4
  Non-Participating........................................................   4
  Misstatement of Age or Sex...............................................   4
  Proof of Existence and Age...............................................   5
  Assignment...............................................................   5
  Annuity Data.............................................................   5
  Annual Report............................................................   5
  Incontestability.........................................................   5
  Ownership................................................................   5
  Entire Contract..........................................................   5
  Changes in the Certificate...............................................   5
  Protection of Benefits...................................................   6
  Delay of Payments........................................................   6
  Notices and Directions...................................................   6
CALCULATION OF YIELDS AND TOTAL RETURNS....................................   6
  Money Market Sub-Account Yield Calculation...............................   6
  Other Sub-Account Yield Calculations.....................................   7
  Average Total Return Calculations........................................   7
  Adjusted Historical Performance Data ....................................   8
  Other Performance Data...................................................   8
HISTORICAL PERFORMANCE DATA................................................   9
  General Limitations......................................................   9
  Money Market Sub-Account Yield...........................................   9
  Sub-Account Performance Figures..........................................   9
  Since Commencement of the Sub-Accounts...................................   9
  Since Commencement of the Portfolios.....................................  13
FEDERAL TAX MATTERS........................................................  16
  Taxation of Transamerica.................................................  16
  Tax Status of the Certificates...........................................  16
DISTRIBUTION OF THE CERTIFICATE............................................  17
SAFEKEEPING OF ACCOUNT ASSETS..............................................  18
TRANSAMERICA...............................................................  18
  General Information and History..........................................  18
STATE REGULATION...........................................................  18
RECORDS AND REPORTS........................................................  18
FINANCIAL STATEMENTS.......................................................  18
APPENDIX...................................................................  19
  Accumulation Transfer Formula............................................  19

THE CERTIFICATE

As a supplement to the description in the prospectus, the following provides additional information about the certificate which may be of interest to some owners.

DOLLAR COST AVERAGING

We reserve the right to send written notification to you as to the options available if termination of dollar cost averaging, either by you or by us, results in the value in the receiving sub-account(s) to which monthly transfers were made to be less than $500. You will have 10 days from the date our notice is mailed to:

  (a) transfer the value of the sub-account(s) to another sub-account with a value equal to or greater than $500; or

  (b) transfer funds from another sub-account into the receiving sub-account(s) to bring the value of that sub-account to at least $500; or

  (c) submit an additional premium to make the value of the sub-account equal to or greater than $500; or

  (d) transfer the entire value of the receiving sub-account(s) back into the source account from which the automatic transfers were made.

If no election, in a form and manner acceptable to us, is made by you before to the end of the 10 day period, we reserve the right to transfer the value of the receiving sub-account(s) back into the source account from which the automatic transfers were made. Transfers made as a result of (a), (b), or (d) above will not be counted for purposes of the eighteen free transfers per certificate year limitation.

NET INVESTMENT FACTOR

For any sub-account of the variable account, the net investment factor for a valuation period before the annuity date is (a) divided by (b), minus (c) minus (d).

Where (a) is

  The net asset value per share held in the sub-account, as of the end of the valuation period, plus or minus the per-share amount of any dividend or capital gain distributions if the "ex-dividend" date occurs in the valuation period, plus or minus a per-share charge or credit as we may determine, as of the end of the valuation period, for taxes.

Where (b) is

  The net asset value per share held in the sub-account as of the end of the last prior valuation period.

Where (c) is

  The daily charge of 0.003403% (1.25% annually) for the mortality and expense risk charge under the certificate times the number of calendar days in the current valuation period.

Where (d) is

  The daily administrative charge, currently 0.000411% (0.15% annually) times the number of calendar days in the current valuation period. This charge may be increased, but will not exceed 0.000684% (0.25% annually).

A valuation day is defined as any day on which the New York Stock Exchange is open.

ANNUITY PERIOD

The variable annuity options provide for payments that fluctuate or vary in dollar amount, based on the investment performance of the selected variable account sub-account(s).

Variable Annuity Units and Payments

For the first monthly payment, the number of variable annuity units credited in each sub-account will be determined by dividing: (a) the portion of the value to be applied to the sub-account multiplied by the variable annuity purchase rate specified in the certificate by (b) the value of one variable annuity unit in that sub-account on the annuity date.

The amount of each subsequent variable annuity payment equals the product of the number of variable annuity units in each sub-account and the sub-account's variable annuity unit value as of the tenth day of the month before the payment due date. The amount of each payment may vary.

Variable Annuity Unit Value

The value of a variable annuity unit in a sub-account on any valuation day is determined as described below.

The net investment factor for the valuation period (for the appropriate annuity payment frequency) just ended is multiplied by the value of the variable annuity unit for the sub-account on the preceding valuation day. The net investment factor after the annuity date is calculated in the same manner as before the annuity date and then multiplied by an interest factor. The interest factor equals (.999893) where n is the number of days since the preceding valuation day. This compensates for the 4% interest assumption built into the variable annuity purchase rates.

Transfers After the Annuity Date

After the annuity date, you may transfer variable annuity units from one sub-account to another, subject to certain limitations. (See "Transfers" page 24 of the prospectus.) The dollar amount of each subsequent monthly variable annuity payment after the transfer must be determined using the new number of variable annuity units multiplied by the sub-account's variable annuity unit value on the tenth day of the month preceding payment.

The formula used to determine a transfer after the annuity date can be found in the Appendix to this Statement of Additional Information.

GENERAL PROVISIONS

IRS Required Distributions

The certificate is intended to qualify as an annuity contract for federal income tax purposes. All provisions in the certificate will be interpreted to maintain such tax qualification. We may make changes in order to maintain this qualification or to conform the certificate to any applicable changes in the tax qualification requirements. We will provide you with a copy of any changes made to the certificate. If any owner under a non-qualified certificate dies before the entire interest in the certificate is distributed, the value generally must be distributed to the designated beneficiary so that the certificate qualifies as an annuity under the Code. (See "Federal Tax Matters" page 39.)

Non-Participating

The certificates are non-participating. No dividends are payable and the certificates will not share in the profits or surplus earnings of Transamerica.

Misstatement of Age or Sex

If the age or sex of the annuitant or any other measuring life has been misstated in the application, the annuity payments under the certificate will be whatever the annuity purchase amount applied on the annuity date would purchase on the basis of the correct age or sex of the annuitant and/or other measuring life. Any overpayments or underpayments by us as a result of any such misstatement may be respectively charged against or credited to the annuity payment or annuity payments to be made after the correction so as to adjust for such overpayment or underpayment.

Proof of Existence and Age

Before making any payment under the certificate, we may require proof of the existence and/or proof of the age of the annuitant or any other measuring life, or any other information deemed necessary in order to provide benefits under the certificate.

Assignment

No assignment of a certificate will be binding us unless made in writing and given to us at our service center. We are not responsible for the adequacy of any assignment. Your rights and the interest of any annuitant or non-irrevocable beneficiary will be subject to the rights of any assignee of record.

Annuity Data

We will not be liable for obligations which depend on receiving information from a payee or measuring life until such information is received in a satisfactory form.

Annual Report

At least once each certificate year prior to the annuity date, you will be given a report of the current certificate value. This report will also include any other information required by law or regulation. After the annuity date, a confirmation will be provided with every variable annuity payment.

Incontestability

The certificates are incontestable from the certificate date.

Ownership

Only you, as the owner, will be entitled to the rights granted by the certificate, or allowed by us under the certificate. If an owner dies, the rights of the owner belong to the estate of the owner unless the owner has previously named an owner's beneficiary. A surviving joint owner automatically becomes the owner's beneficiary.

Entire Contract

We have issued the certificate in consideration and acceptance of the application and payment of the initial premium. A copy of the application is attached to and is part of the certificate and along with the certificate constitutes the entire contract. All statements made by you are considered representations and not warranties. We will not use any statement in defense of a claim unless it is made in the application and a copy of the application is attached to the certificate when issued.

Changes in the Certificate

Only two of our authorized officers, acting together, have the authority to bind Transamerica or to make any change in the certificate and then only in writing. We will not be bound by any promise or representation made by any other persons.

We may not change or amend the certificate, except as expressly provided in the certificate, without your consent. However, we may change or amend the certificate if such change or amendment is necessary for the certificate to comply with any state or federal law, rule or regulation.

Protection of Benefits

To the extent permitted by law, no benefit (including death benefits) under the certificate will be subject to any claim or process of law by any creditor.

Delay of Payments

Payment of any cash withdrawal or lump sum death benefit due from the variable account will occur within seven days from the date the election becomes effective, except that we may postpone such payment if: (1) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted; or (2) an emergency exists as defined by the Securities and Exchange Commission (Commission), or the Commission requires that trading be restricted; or (3) the Commission permits a delay for the protection of owners.

In addition, while it is our intention to process all transfers from the sub-accounts immediately upon receipt of a transfer request, the certificate gives us the right to delay effecting a transfer from a sub-account for up to seven days, but only in certain limited circumstances. However, the staff of the Commission currently interprets the Investment Company Act of 1940 to require the immediate processing of all transfers, and in compliance with that interpretation we will process all transfers immediately unless and until the Commission or its staff changes its interpretation or otherwise permits us to exercise this right. Subject to such approval, we may delay effecting such a transfer only if there is a delay of payment from an affected portfolio. If this happens, and if the prior approval of the Commission or its staff is obtained, then we will calculate the dollar value or number of units involved in the transfer from a sub-account on or as of the date we receive a written transfer request, but will not process the transfer to the transferee sub-account until a later date during the seven-day delay period when the portfolio underlying the transferring sub-account obtains liquidity to fund the transfer request through sales of portfolio securities, new premiums, transfers by investors or otherwise. During this period, the amount transferred would not be invested in a sub-account.

We may delay payment of any withdrawal from the fixed account for a period of not more than six months after we receive the request for such withdrawal. We delay payment for more than 30 days, we will pay interest on the withdrawal amount up to the date of payment. (See "Cash Withdrawals" page 26 of the prospectus.)

Notices and Directions

We will not be bound by any authorization, direction, election or notice which is not in writing, or in a form and manner acceptable to us, and received at our service center.

Any written notice we are required to send to you will be satisfied by our mailing of any such required written notice, by first-class mail, to your last known address as shown on our records.

CALCULATION OF YIELDS AND TOTAL RETURNS

Money Market Sub-Account Yield Calculation

In accordance with regulations adopted by the Commission, we are required to compute the Money Market Sub-Account's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Series or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one unit of the Money Market Sub-Account and income other than investment income at the beginning of such seven-day period, dividing such net change in certificate value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis. The net change in certificate value reflects the deductions for the annual certificate fee, the mortality and expense risk charges and administrative expense charges and income and expenses accrued during the period. Because of these deductions, the yield for the Money Market Sub-Account of the variable account will be lower than the yield for the Money Market Portfolio.

The Commission also permits us to disclose the effective yield of the Money Market Sub-Account for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

The yield on amounts held in the Money Market Sub-Account normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Sub-Account's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Portfolio, the types and quality of portfolio securities held by the Money Market Portfolio, and operating expenses. In addition, the yield figures do not reflect the effect of any contingent deferred sales load (of up to 6% of premiums) that may be applicable to a certificate.

Other Sub-Account Yield Calculations

We may from time to time disclose the current annualized yield of one or more of the sub-accounts (except the Money Market Sub-Account) for 30-day periods. The annualized yield of a sub-account refers to the income generated by the sub-account over a specified 30-day period. Because this yield is annualized, the yield generated by a sub-account during the 30-day period is assumed to be generated each 30-day period. The yield is computed by dividing the net investment income per variable accumulation unit earned during the period by the price per unit on the last day of the period, according to the following formula:

                          YIELD = 2[{a-b + 1}/6/ - 1]
                                        cd

Where:

a = net investment income earned during the period by the portfolio attributable to the shares owned by the sub-account.

b = expenses for the sub-account accrued for the period (net of reimbursements).

c = the average daily number of variable accumulation units outstanding during the period.

d = the maximum offering price per variable accumulation unit on the last day of the period.

Net investment income will be determined in accordance with rules established by the Commission. Accrued expenses will include all recurring fees that are charged to all certificates. The yield calculations do not reflect the effect of any contingent deferred sales load that may be applicable to a particular certificate. Contingent deferred sales load range from 6% to 0% of the amount of certificate value withdrawn depending on the elapsed time since the receipt of each premium attributable to the portion of the certificate value withdrawn.

Because of the charges and deductions imposed by the variable account, the yield for the sub-account will be lower than the yield for the corresponding portfolio. The yield on amounts held in the sub-accounts normally will fluctuate over time. Therefore, the disclosed yield for any given period is not an indication or representation of future yields or rates of return. The sub-account's actual yield will be affected by the types and quality of portfolio securities held by the portfolio, and its operating expenses.

Average Total Return Calculations

We may from time to time also disclose average annual total returns for one or more of the sub-accounts for various periods of time. Average annual total return quotations are computed by finding the average annual compounded rates of return over one, five and ten year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P{1 + T}n = ERV

Where:

 P     = a hypothetical initial payment of $1,000

 T     = average annual total return

 n     = number of years

 ERV   = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five or ten-year period at the end of the one, five, or ten-year period (or fractional portion thereof).

All recurring fees are recognized in the ending redeemable value. The standard average annual total return calculations will reflect the effect of any contingent deferred sales loads that may be applicable to a particular period.

Adjusted Historical Performance Data

We may also disclose adjusted historical performance data for a sub-account, for periods before the sub-account commenced operations. Such performance information for the sub-account will be calculated based on the performance of the corresponding portfolio and the assumption that the sub-account was in existence for the same periods as those indicated for the portfolio, with a level of certificate charges currently in effect. The portfolio used for these calculations will be the actual portfolio that the sub-account will invest in.

This type of adjusted historical performance data may be disclosed on both an average annual total return and a cumulative total return basis. Moreover, it may be disclosed assuming that the certificate is not surrendered (i.e., with no deduction for the contingent deferred sales load) and assuming that the certificate is surrendered at the end of the applicable period (i.e., reflecting a deduction for any applicable contingent deferred sales load).

Other Performance Data

We may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard described above. The non-standard format will be identical to the standard format except that the contingent deferred sales load percentage will be assumed to be 0%.

We may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula assuming that the contingent deferred sales load percentage will be 0%.

                               CTR = {ERV/P} - 1

Where:

 CTR   = the cumulative total return net of sub-account recurring charges for the period.

 EVR   = ending redeemable value of a hypothetical $1,000 payment at the beginning of the one, five, or ten-year period at the end of the one, five, or ten-year period (or fractional portion thereof).

 P     = a hypothetical initial payment of $1,000.

All non-standard performance data will be advertised only if the standard performance data is also disclosed.

HISTORICAL PERFORMANCE DATA

General Limitations

The figures below represent the past performance of the sub-accounts and are not indicative of future performance. The figures may reflect the waiver of advisory fees and reimbursement of other expenses.

Except for Transamerica Growth, the funds have provided the performance data for the sub-accounts. Except for Transamerica Growth none of the funds or their investment advisers are affiliated with Transamerica. In preparing the tables below, we have relied on the data provided by the funds. While we have no reason to doubt the accuracy of the figures provided by the funds, we have not verified those figures.

Money Market Sub-Account Yields

The annualized yield for the Money Market Sub-Account for the seven-day period ending December 31, 1999 was 3.84%. The effective yield for the Money Market Sub-Account for the seven-day period ending December 31, 1999 was 3.92%.

Sub-Account Performance Figures Including Adjusted Historical Performance

The charts below show historical performance data for the sub-accounts. Charts 1 through 3 show performance since the commencement of the sub-accounts. Charts 4 through 6 include, for certain sub-accounts, adjusted historical performance for the periods prior to the inception of the sub-accounts, based on the performance of the corresponding portfolios since their inception date, with a level of charges equal to those currently assessed under the certificates. These figures are not an indication of the future performance of the sub-accounts. Some of the figures reflect the waiver of advisory fees and reimbursement of other expenses for part or all of the periods indicated.

Since Commencement of the Sub-Accounts

The dates to the right of the sub-account names indicate the date of commencement of operation of the sub-accounts.

1. Average annual total returns for periods since inception of the sub-account are as follows. These figures include mortality and expenses charges deducted at 1.25%, the administrative expenses charge of 0.15% per annum, the administration charge of $30 per annum adjusted for average account size and the maximum contingent deferred sales load of 6%.

                                                                   Inception
                                       1 Year    3 Year   5 Year    of the
  SUB-ACCOUNT                           Ended    Ended    Ended   Sub-account
  (Sub-account Inception Date)         12/31/99 12/31/99 12/31/99 to 12/31/99
-----------------------------------------------------------------------------
  Balanced (5/1/97)                     0.77%     N/A      N/A      15.16%
-----------------------------------------------------------------------------
  Appreciation (4/5/93)(/1/)            3.85%    20.04%   23.41%    18.19%
-----------------------------------------------------------------------------
  Disciplined Stock (5/1/96)           10.74%    22.55%    N/A      23.59%
-----------------------------------------------------------------------------
  Growth and Income (12/15/94)          9.20%    11.98%   22.12%    22.01%
-----------------------------------------------------------------------------
  International Equity (12/15/94)      51.49%    15.01%   19.39%    14.92%
-----------------------------------------------------------------------------
  International Value (5/1/96)         19.98%    11.78%    N/A      10.26%
-----------------------------------------------------------------------------
  Limited Term High Income (4/30/97)   (8.37%)    N/A      N/A      (0.26%)
-----------------------------------------------------------------------------
  Money Market (1/4/93)                (2.32%)    1.93%    2.94%     3.04%
-----------------------------------------------------------------------------
  Quality Bond (1/4/93)                (6.69%)    1.86%    5.36%     5.00%
-----------------------------------------------------------------------------
  Small Cap (1/4/93)                   15.37%     8.55%   14.07%    19.18%
-----------------------------------------------------------------------------
  Small Company Stock (5/1/96)          3.06%     5.14%    N/A       6.39%
-----------------------------------------------------------------------------
  Special Value (1/4/93)               (0.03%)   12.22%    5.93%     7.52%
-----------------------------------------------------------------------------
  Zero Coupon 2000 (1/4/93)            (4.28%)    2.54%    5.19%     4.99%
-----------------------------------------------------------------------------
  Stock Index (1/4/93)                 12.86%    24.27%   25.94%    19.19%
-----------------------------------------------------------------------------
  Socially Responsible Growth
   (10/7/93)                           22.21%    26.42%   26.63%    22.19%
-----------------------------------------------------------------------------
  Core Bond (5/1/2000)                   N/A      N/A      N/A        N/A
-----------------------------------------------------------------------------
  Core Value (5/1/98)                  12.00%     N/A      N/A       2.10%
-----------------------------------------------------------------------------
  Emerging Leaders (5/1/2000)            N/A      N/A      N/A        N/A
-----------------------------------------------------------------------------
  Emerging Markets (5/1/2000)            N/A      N/A      N/A        N/A
-----------------------------------------------------------------------------
  European Equity (10/1/99)              N/A      N/A      N/A        N/A
-----------------------------------------------------------------------------
  Founders Discovery (5/1/2000)          N/A      N/A      N/A        N/A
-----------------------------------------------------------------------------
  Founders Growth (5/3/99)               N/A      N/A      N/A        N/A
-----------------------------------------------------------------------------
  Founders International Equity
   (10/1/99)                             N/A      N/A      N/A        N/A
-----------------------------------------------------------------------------
  Founders Passport (5/3/99)             N/A      N/A      N/A        N/A
-----------------------------------------------------------------------------
  Japan (5/1/2000)                       N/A      N/A      N/A        N/A
-----------------------------------------------------------------------------
  MidCap Stock (5/1/98)                 3.26%     N/A      N/A      (0.35%)
-----------------------------------------------------------------------------
  Technology Growth (10/1/99)            N/A      N/A      N/A        N/A
-----------------------------------------------------------------------------
  Transamerica VIF Growth
   (5/1/98)(/2/)                       32.19%     N/A      N/A      27.85%

2. Average annual total returns for period since inception of the sub-account are as follows. These figures include mortality and expenses charges deducted at 1.25%, the administrative expenses charge of 0.15% per annum, the administration charge of $30 per annum adjusted for average account size but do not reflect the maximum contingent deferred sales load of 6% which if reflected would reduce the figures. Performance data with no contingent deferred sales load deduction will only be disclosed if the performance data for the required periods with the contingent deferred sales load deduction is also disclosed.

                                                                     Inception
                                          1 Year   3 Year   5 Year    of the
  SUB-ACCOUNT                             Ended    Ended    Ended   Sub-account
  (Sub-Account Inception Date)           12/31/99 12/31/99 12/31/99 to 12/31/99
-------------------------------------------------------------------------------
  Balanced (5/1/97)                       6.56%     N/A      N/A      16.65%
-------------------------------------------------------------------------------
  Appreciation (4/5/93)(/1/)              9.84%    21.19%   23.76%    18.31%
-------------------------------------------------------------------------------
  Disciplined Stock (5/1/96)             16.74%    23.65%    N/A      24.37%
-------------------------------------------------------------------------------
  Growth and Income (12/15/94)           15.20%    13.29%   22.47%    22.36%
-------------------------------------------------------------------------------
  International Equity (12/15/94)        57.49%    20.55%   15.46%    15.37%
-------------------------------------------------------------------------------
  International Value (5/1/96)           25.98%    13.09%    N/A      11.31%
-------------------------------------------------------------------------------
  Limited Term High Income (4/30/97)     (2.97%)    N/A      N/A       1.51%
-------------------------------------------------------------------------------
  Money Market (1/4/93)                   3.27%     3.51%    3.64%     3.27%
-------------------------------------------------------------------------------
  Quality Bond (1/4/93)                  (1.29%)    3.44%    6.00%     5.22%
-------------------------------------------------------------------------------
  Small Cap (1/4/93)                     21.37%     9.94%   14.54%    19.28%
-------------------------------------------------------------------------------
  Small Company Stock (5/1/96)            9.00%     6.63%    N/A       7.54%
-------------------------------------------------------------------------------
  Special Value (1/4/93)                  5.72%    13.53%    6.55%     7.71%
-------------------------------------------------------------------------------
  Zero Coupon 2000 (1/4/93)               1.19%     4.10%    5.83%     5.20%
-------------------------------------------------------------------------------
  Stock Index (1/4/93)                   18.86%    25.34%   26.26%    19.29%
-------------------------------------------------------------------------------
  Socially Responsible Growth (10/7/93)  28.21%    27.45%   26.94%    22.31%
-------------------------------------------------------------------------------
  Core Bond (5/1/2000)                     N/A      N/A      N/A        N/A
-------------------------------------------------------------------------------
  Core Value (5/1/98)                    18.00%     N/A      N/A       5.64%
-------------------------------------------------------------------------------
  Emerging Leaders (5/1/2000)              N/A      N/A      N/A        N/A
-------------------------------------------------------------------------------
  Emerging Markets (5/1/2000)              N/A      N/A      N/A        N/A
-------------------------------------------------------------------------------
  European Equity (10/1/99)                N/A      N/A      N/A        N/A
-------------------------------------------------------------------------------
  Founders Discovery (5/1/2000)            N/A      N/A      N/A        N/A
-------------------------------------------------------------------------------
  Founders Growth (5/3/99)                 N/A      N/A      N/A        N/A
-------------------------------------------------------------------------------
  Founders International Equity
   (10/1/99)                               N/A      N/A      N/A        N/A
-------------------------------------------------------------------------------
  Founders Passport (5/3/99)               N/A      N/A      N/A        N/A
-------------------------------------------------------------------------------
  Japan (5/1/2000)                         N/A      N/A      N/A        N/A
-------------------------------------------------------------------------------
  MidCap Stock (5/1/98)                   9.21%     N/A      N/A       3.08%
-------------------------------------------------------------------------------
  Technology Growth (10/1/99)              N/A      N/A      N/A        N/A
-------------------------------------------------------------------------------
  Transamerica VIF Growth (5/1/98)(/2/)  35.88%     N/A      N/A      29.65%

3. Cumulative total returns for periods since inception of the sub-accounts are as follows. These figures include mortality and expenses charges deducted at 1.25%, the administrative expenses charge of 0.15% per annum, the administration charge of $30 per annum adjusted for average account size but do not reflect the maximum contingent deferred sales load of 6%, which if reflected would reduce the figures. Performance data with no contingent deferred sales load deduction will only be disclosed if performance data for the required periods with the contingent deferred sales load deduction is also disclosed.

                                            1 Year  Inception of
  SUB-ACCOUNT                               Ended   Sub-account
  (Sub-Account Inception Date)             12/31/99 to 12/31/99
----------------------------------------------------------------
  Balanced (5/1/97)                          6.56%     50.85%
----------------------------------------------------------------
  Appreciation (4/5/93)(/1/)                 9.84%    211.08%
----------------------------------------------------------------
  Disciplined Stock (5/1/96)                16.74%    122.64%
----------------------------------------------------------------
  Growth and Income (12/15/94)              15.20%    177.11%
----------------------------------------------------------------
  International Equity (12/15/94)           57.49%    105.86%
----------------------------------------------------------------
  International Value (5/1/96)              25.98%     48.18%
----------------------------------------------------------------
  Limited Term High Income (4/30/97)        (2.97%)     4.08%
----------------------------------------------------------------
  Money Market (1/4/93)                      3.27%     25.29%
----------------------------------------------------------------
  Quality Bond (1/4/93)                     (1.29%)    42.75%
----------------------------------------------------------------
  Small Cap (1/4/93)                        21.37%    243.45%
----------------------------------------------------------------
  Small Company Stock (5/1/96)               9.00%     30.58%
----------------------------------------------------------------
  Special Value (1/4/93)                     5.72%     68.17%
----------------------------------------------------------------
  Zero Coupon 2000 (1/4/93)                  1.19%     42.60%
----------------------------------------------------------------
  Stock Index (1/4/93)                      18.86%    243.69%
----------------------------------------------------------------
  Socially Responsible Growth (10/7/93)     28.21%    251.31%
----------------------------------------------------------------
  Core Bond (5/1/2000)                       N/A        N/A
----------------------------------------------------------------
  Core Value (5/1/98)                       18.00%      9.59%
----------------------------------------------------------------
  Emerging Leaders (5/1/2000)                N/A        N/A
----------------------------------------------------------------
  Emerging Markets (5/1/2000)                N/A        N/A
----------------------------------------------------------------
  European Equity (10/1/99)                  N/A       28.24%
----------------------------------------------------------------
  Founders Discovery (5/1/2000)              N/A        N/A
----------------------------------------------------------------
  Founders Growth (5/3/99)                   N/A       26.32%
----------------------------------------------------------------
  Founders International Equity (10/1/99)    N/A       38.95%
----------------------------------------------------------------
  Founders Passport (5/3/99)                 N/A       61.45%
----------------------------------------------------------------
  Japan (5/1/2000)                           N/A        N/A
----------------------------------------------------------------
  MidCap Stock (5/1/98)                      9.21%      5.20%
----------------------------------------------------------------
  Technology Growth (10/1/99)                N/A       53.83%
----------------------------------------------------------------
  Transamerica VIF Growth (5/1/98)(/2/)     35.88%     54.22%

Since Commencement of the Portfolios

The dates to the right of the sub-account names indicate the date of commencement of operation of the Portfolios.

4. Average annual total returns for periods since inception of the portfolio, including adjusted historical performance are as follows. These figures include mortality and expenses charges deducted at 1.25%, the administrative expenses charge of 0.15% per annum, the administration charge of $30 per annum adjusted for average account size and the maximum contingent deferred sales load of 6%.

                                                                    Inception
                                                                     of the
  PORTFOLIO                             1 Year   3 Year   5 Year  Corresponding
  (Corresponding Portfolio Inception    Ended    Ended    Ended     Portfolio
  Date)                                12/31/99 12/31/99 12/31/99  to 12/31/99
-------------------------------------------------------------------------------
  Balanced (5/1/97)                      0.77%    N/A      N/A       15.16%
-------------------------------------------------------------------------------
  Appreciation (4/5/93)(/1/)             3.85%   20.04%   23.41%     18.19%
-------------------------------------------------------------------------------
  Disciplined Stock (5/1/96)            10.74%   22.55%    N/A       23.59%
-------------------------------------------------------------------------------
  Growth and Income (5/2/94)             9.20%   11.98%   22.12%     19.28%
-------------------------------------------------------------------------------
  International Equity (5/2/94)         51.49%   15.01%   19.39%     12.97%
-------------------------------------------------------------------------------
  International Value (5/1/96)          19.98%   11.78%    N/A       10.26%
-------------------------------------------------------------------------------
  Limited Term High Income (4/30/97)    (8.37%)   N/A      N/A       (0.26%)
-------------------------------------------------------------------------------
  Money Market (8/31/90)                (2.32%)   1.93%    2.94%      3.43%
-------------------------------------------------------------------------------
  Quality Bond (8/31/90)                (6.69%)   1.86%    5.36%      6.55%
-------------------------------------------------------------------------------
  Small Cap (8/31/90)                   15.37%    8.55%   14.07%     33.76%
-------------------------------------------------------------------------------
  Small Company Stock (5/1/96)           3.06%    5.14%    N/A        6.39%
-------------------------------------------------------------------------------
  Special Value (8/31/90)               (0.03%)  12.22%    5.93%      6.81%
-------------------------------------------------------------------------------
  Zero Coupon 2000 (8/31/90)            (4.28%)   2.54%    5.19%      7.15%
-------------------------------------------------------------------------------
  Stock Index (9/29/89)                 12.86%   24.27%   25.94%     15.78%
-------------------------------------------------------------------------------
  Socially Responsible (10/7/93)        22.21%   26.42%   26.63%     22.19%
-------------------------------------------------------------------------------
  Core Bond (N/A)                        N/A      N/A      N/A         N/A
-------------------------------------------------------------------------------
  Core Value (5/1/98)                   12.00%    N/A      N/A        2.10%
-------------------------------------------------------------------------------
  Emerging Leaders (12/15/99)            N/A      N/A      N/A         N/A
-------------------------------------------------------------------------------
  Emerging Markets (12/15/99)            N/A      N/A      N/A         N/A
-------------------------------------------------------------------------------
  European Equity (4/30/99)              N/A      N/A      N/A         N/A
-------------------------------------------------------------------------------
  Founders Discovery (12/15/99)          N/A      N/A      N/A         N/A
-------------------------------------------------------------------------------
  Founders Growth (9/30/98)             30.95%    N/A      N/A       51.12%
-------------------------------------------------------------------------------
  Founders International Equity
   (9/30/98)                            52.41%    N/A      N/A       56.66%
-------------------------------------------------------------------------------
  Founders Passport (9/30/98)           67.56%    N/A      N/A       70.05%
-------------------------------------------------------------------------------
  Japan (12/15/99)                       N/A      N/A      N/A         N/A
-------------------------------------------------------------------------------
  MidCap Stock (5/1/98)                  3.26%    N/A      N/A       (0.35%)
-------------------------------------------------------------------------------
  Technology Growth (8/31/99)            N/A      N/A      N/A         N/A
-------------------------------------------------------------------------------
  Transamerica VIF Growth
   (2/26/69)(/2/)                       32.19%   38.24%   44.99%     27.47%

5. Average annual total returns for period since inception of the portfolio including adjusted historical performance are as follows. These figures include mortality and expenses charges deducted at 1.25%, the administrative expenses charge of 0.15% per annum, the administration charge of $30 per annum adjusted for average account size but do not reflect the maximum contingent deferred sales load of 6% which if reflected would reduce the figures. Performance data with no contingent deferred sales load deduction will only be disclosed if the performance data for the required periods with no contingent deferred sales load deduction is also disclosed.

                                                                    Inception
                                                                     of the
  PORTFOLIO                             1 Year   3 Year   5 Year  Corresponding
  (Corresponding Portfolio Inception    Ended    Ended    Ended     Portfolio
  Date)                                12/31/99 12/31/99 12/31/99  to 12/31/99
-------------------------------------------------------------------------------
  Balanced (5/1/97)                      6.56%    N/A      N/A       16.65%
-------------------------------------------------------------------------------
  Appreciation (4/5/93)(/1/)             9.84%   21.19%   23.76%     18.31%
-------------------------------------------------------------------------------
  Disciplined Stock (5/1/96)            16.74%   23.65%    N/A       24.37%
-------------------------------------------------------------------------------
  Growth and Income (5/2/94)            15.20%   13.29%   22.47%     19.59%
-------------------------------------------------------------------------------
  International Equity (5/2/94)         57.49%   20.55%   15.46%     13.38%
-------------------------------------------------------------------------------
  International Value (5/1/96)          25.98%   13.09%    N/A       11.31%
-------------------------------------------------------------------------------
  Limited Term High Income (4/30/97)    (2.97%)   N/A      N/A        1.51%
-------------------------------------------------------------------------------
  Money Market (8/31/90)                 3.37%    3.51%    3.64%      3.43%
-------------------------------------------------------------------------------
  Quality Bond (8/31/90)                (1.29%)   3.44%    6.00%      6.55%
-------------------------------------------------------------------------------
  Small Cap (8/31/90)                   21.37%    9.94%   14.54%     33.76%
-------------------------------------------------------------------------------
  Small Company Stock (5/1/96)           9.00%    6.63%    N/A        7.54%
-------------------------------------------------------------------------------
  Special Value (8/31/90)                5.72%   13.53%    6.55%      6.82%
-------------------------------------------------------------------------------
  Zero Coupon 2000 (8/31/90)             1.19%    4.10%    5.83%      7.15%
-------------------------------------------------------------------------------
  Stock Index (9/29/89)                 18.86%   25.34%   26.26%     15.78%
-------------------------------------------------------------------------------
  Socially Responsible (10/7/93)        28.21%   27.45%   26.94%     22.31%
-------------------------------------------------------------------------------
  Core Bond (N/A)                        N/A      N/A      N/A         N/A
-------------------------------------------------------------------------------
  Core Value (5/1/98)                   18.00%    N/A      N/A        5.64%
-------------------------------------------------------------------------------
  Emerging Leaders (12/15/99)            N/A      N/A      N/A         N/A
-------------------------------------------------------------------------------
  Emerging Markets (12/15/99)            N/A      N/A      N/A         N/A
-------------------------------------------------------------------------------
  European Equity (4/30/99)              N/A      N/A      N/A         N/A
-------------------------------------------------------------------------------
  Founders Discovery (12/15/99)          N/A      N/A      N/A         N/A
-------------------------------------------------------------------------------
  Founders Growth (9/30/98)             36.95%    N/A      N/A       55.50%
-------------------------------------------------------------------------------
  Founders International Equity
   (9/30/98)                            58.41%    N/A      N/A       61.00%
-------------------------------------------------------------------------------
  Founders Passport (9/30/98)           73.56%    N/A      N/A       74.29%
-------------------------------------------------------------------------------
  Japan (12/15/99)                       N/A      N/A      N/A         N/A
-------------------------------------------------------------------------------
  MidCap Stock (5/1/98)                  9.21%    N/A      N/A        3.08%
-------------------------------------------------------------------------------
  Technology Growth (8/31/99)            N/A      N/A      N/A         N/A
-------------------------------------------------------------------------------
  Transamerica VIF Growth
   (2/26/69)(/2/)                       35.88%   39.80%   44.99%     27.47%

6. Cumulative total returns for periods since inception of the portfolio, including hypothetical performance are as follows. These figures include mortality and expenses charges deducted at 1.25%, the administrative expenses charge of 0.15% per annum, the administration charge of $30 per annum adjusted for average account size but do not reflect the maximum contingent deferred sales load of 6%, which if reflected would reduce the figures. Performance data with no contingent deferred sales load deduction will only be disclosed if performance data for the required periods with no contingent deferred sales load deduction is also disclosed.

                                                      Inception
                                                       of the
  PORTFOLIO                                 1 Year  Corresponding
  (Corresponding Portfolio Inception        Ended     Portfolio
  Date)                                    12/31/99  to 12/31/99
-----------------------------------------------------------------
  Balanced (5/1/97)                         6.56%        50.85%
-----------------------------------------------------------------
  Appreciation (4/5/93)(/1/)                9.84%       211.08%
-----------------------------------------------------------------
  Disciplined Stock (5/1/96)               16.74%       122.64%
-----------------------------------------------------------------
  Growth and Income (5/2/94)               15.20%       175.82%
-----------------------------------------------------------------
  International Equity (5/2/94)            57.49%       103.77%
-----------------------------------------------------------------
  International Value (5/1/96)             25.98%        48.18%
-----------------------------------------------------------------
  Limited Term High Income (4/30/97)       (2.97%)        4.08%
-----------------------------------------------------------------
  Money Market (8/31/90)                    3.27%        37.07%
-----------------------------------------------------------------
  Quality Bond (8/31/90)                   (1.29%)       80.90%
-----------------------------------------------------------------
  Small Cap (8/31/90)                      21.37%        33.78%
-----------------------------------------------------------------
  Small Company Stock (5/1/96)              9.00%        30.58%
-----------------------------------------------------------------
  Special Value (8/31/90)                   5.72%        85.11%
-----------------------------------------------------------------
  Zero Coupon 2000 (8/31/90)                1.19%        90.68%
-----------------------------------------------------------------
  Stock Index (9/29/89)                    18.86%       349.74%
-----------------------------------------------------------------
  Socially Responsible (10/7/93)           28.21%       251.31%
-----------------------------------------------------------------
  Core Bond (N/A)                            N/A         N/A
-----------------------------------------------------------------
  Core Value (5/1/98)                      18.00%         9.59%
-----------------------------------------------------------------
  Emerging Leaders (12/15/99)                N/A          7.50%
-----------------------------------------------------------------
  Emerging Markets (12/15/99)                N/A          8.98%
-----------------------------------------------------------------
  European Equity (4/30/99)                  N/A         28.00%
-----------------------------------------------------------------
  Founders Discovery (12/15/99)              N/A         11.06%
-----------------------------------------------------------------
  Founders Growth (9/30/98)                36.95%        73.64%
-----------------------------------------------------------------
  Founders International Equity (9/30/98)  58.41%        81.35%
-----------------------------------------------------------------
  Founders Passport (9/30/98)              73.56%       100.26%
-----------------------------------------------------------------
  Japan (12/15/99)                           N/A          2.66%
-----------------------------------------------------------------
  MidCap Stock (5/1/98)                     9.21%         5.20%
-----------------------------------------------------------------
  Technology Growth (8/31/99)                N/A         54.88%
-----------------------------------------------------------------
  Transamerica VIF Growth (2/26/69)(/2/)   35.88%     1,032.80%

(/1/)Formerly known as Capital Appreciation.

(/2/)The Growth Portfolio of the Transamerica Variable Insurance Fund, Inc., is the successor to Separate Account Fund C of Transamerica Occidental Life Insurance Company, a management investment company funding variable annuities, through a reorganization on November 1, 1996. Accordingly, the performance data for the Transamerica VIF Growth Portfolio include performance of its predecessor. The performance shown in the "since inception" box for the Transamerica Growth Sub-Account is 10-year performance, not performance since 1969.

FEDERAL TAX MATTERS

The Dreyfus/Transamerica Triple Advantage Variable Annuity may be purchased on a non-tax-qualified basis ("non-qualified certificates") or purchased and used in connection with plans qualifying for special tax treatment ("qualified certificates"). Qualified certificates are designed for use by individual retirement plans qualified for special tax treatment under Section 401, 403(b), 408 or 408A of the Internal Revenue Code of 1986, as amended (the "Code").The ultimate effect of federal income taxes on the certificate value, on annuity payments, and on the economic benefit to the owner, the annuitant or the beneficiary may depend on the type of retirement plan for which the certificate is purchased, on the tax and employment status of the individual concerned and on our tax status. THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. Any person concerned about these tax implications should consult a competent tax adviser. This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of continuation of these present federal income tax laws or of the current interpretations by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

Taxation of Transamerica

We are taxed as a life insurance company under Part I of Subchapter L of the Code. Since the variable account is not an entity separate from Transamerica, and its operations form a part of Transamerica, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains are automatically applied to increase reserves under the certificate. Under existing federal income tax law, we believe that the variable account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the certificate.

Accordingly, we do not anticipate that we will incur any federal income tax liability attributable to the variable account and, therefore, we do not intend to make provisions for any such taxes. However, if changes in the federal tax laws or interpretations thereof result in our being taxed on income or gains attributable to the variable account, then we may impose a charge against the variable account (with respect to some or all certificates) in order to set aside provisions to pay such taxes.

Tax Status of the Certificates

Code Section 817(h) requires that with respect to non-qualified certificates, the investments of the funds be "adequately diversified" in accordance with Treasury regulations in order for the certificates to qualify as annuity contracts under federal tax law. The variable account, through the funds, intends to comply with the diversification requirements prescribed by the Treasury in Reg. Sec. 1.817-5, which affect how the funds' assets may be invested.

In certain circumstances, owners of variable annuity certificates may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their certificates. In those circumstances, income and gains from the separate account assets would be includible in the variable certificate owner's gross income. The IRS has stated in published rulings that a variable certificate owner will be considered the owner of separate account assets if the certificate owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control for the investments of a segregated asset account may cause the investor (i.e., the owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which certificateholders may direct their investments to particular sub-accounts without being treated as owners of the underlying assets."

The ownership rights under the certificate are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that owners were not owners of separate account assets. For example, the owner has additional flexibility in allocating premium payments and certificate values. These differences could result in an owner being treated as the owner of a pro rata portion of the assets of the variable account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the certificate as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the variable account.

In order to be treated as an annuity contract for federal income tax purposes, Code Section 72(s) requires any non-qualified certificate to provide that: (a) if any owner dies on or after the annuity date but prior to the time the entire interest in the certificate has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death; and (b) if any owner dies prior to the annuity date, the entire interest in the certificate will be distributed within five years after the date of the owner's death. These requirements will be considered satisfied as to any portion of the owner's interest which is payable to or for the benefit of a "designated beneficiary" and which is distributed over the life of such "designated beneficiary" or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of that owner's death. The owner's "designated beneficiary" refers to a natural person designated by such owner as a beneficiary and to whom ownership of the certificate passes by reason of death. However, if the owner's "designated beneficiary" is the surviving spouse of the deceased owner, the certificate may be continued with the surviving spouse as the new owner.

The non-qualified certificates contain provisions which are intended to comply with the requirements of Code Section 72(s), although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise. Other rules may apply to qualified certificates.

DISTRIBUTION OF THE CERTIFICATE

Transamerica Securities Sales Corporation ("TSSC") is principal underwriter of the certificates. TSSC may also serve as principal underwriter and distributor of other contracts issued through the variable account and certain other separate accounts of Transamerica and any of its affiliates. TSSC is a wholly-owned subsidiary of Transamerica Insurance Corporation of California, which is a subsidiary of Transamerica Corporation. TSSC is registered with the Commission as a broker/dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Transamerica pays TSSC for acting as the principal underwriter under a distribution agreement.

TSSC has entered into sales agreements with other broker/dealers to solicit applications for the certificates through registered representatives who are licensed to sell securities and variable insurance products. These agreements provide that applications for the certificates may be solicited by registered representatives of the broker/dealers appointed by Transamerica to sell its variable life insurance and variable annuities. These broker/dealers are registered with the Commission and are members of the NASD. The registered representatives are authorized under applicable state regulations to sell variable life insurance and variable annuities.

Transamerica Financial Resources, Inc. ("TFR") is an underwriter and distributor of the certificates. TFR is a wholly-owned subsidiary of Transamerica Insurance Corporation of California and is registered with the Commission and the NASD as a broker/dealer.

Under the agreements, applications for the certificates will be sold by broker/dealers which will receive compensation as described in the prospectus.

The offering of the certificates is expected to be continuous and neither TSSC nor TFR anticipate discontinuing the offering of the certificates. However, TSSC and TFR reserve the right to discontinue the offering of the certificates.

During fiscal year 1999, $6,181,972.47 in commissions were paid to TSSC as underwriter of the certificates; no amounts were retained by TSSC. During fiscal year 1999, $3,127.87 in commissions were paid to TFR as underwriter of the certificates; no amounts were retained by TFR.

SAFEKEEPING OF VARIABLE ACCOUNT ASSETS

Title to assets of the variable account is held by Transamerica. The assets of the variable account are kept separate and apart from Transamerica's general account assets. Records are maintained of all purchases and redemptions of portfolio shares held by each of the sub-accounts.

TRANSAMERICA

General Information and History

Transamerica is wholly-owned by Transamerica Occidental Life Insurance Company, which is, in turn, an indirect subsidiary of Transamerica Corporation. Transamerica Corporation was acquired by AEGON N.V. of The Netherlands on July 21, 1999. AEGON N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.

STATE REGULATION

We are subject to the insurance laws and regulations of all the states where we are licensed to operate. The availability of certain certificate rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the certificates will be modified accordingly.

RECORDS AND REPORTS

All records and accounts relating to the variable account will be maintained by us or by our service center. As presently required by the 1940 Act and regulations promulgated thereunder which pertain to the variable account, reports containing such information as may be required under the 1940 Act or by other applicable law or regulation will be sent to owners semi-annually at their last known address of record.

FINANCIAL STATEMENTS

This Statement of Additional Information contains the financial statements of the variable account as of December 31, 1999.

The statutory-basis financial statements of Transamerica included in this Statement of Additional Information should be considered only as bearing on the ability of Transamerica to meet its obligations under the certificates. They should not be considered as bearing on the investment performance of the assets held in the variable account.

APPENDIX

Accumulation Transfer Formula

Transfers after the annuity date are implemented according to the following formulas:

(1) Determine the number of units to be transferred from the variable sub-account as follows:

  = AT/AUV1

(2) Determine the number of variable accumulation units remaining in such variable sub-account (after the transfer):

  = UNIT1 AT/AUV1

(3) Determine the number of variable accumulation units in the transferee variable sub-account (after the transfer):

  = UNIT2 + AT/AUV2

(4) Subsequent variable accumulation payments will reflect the changes in variable accumulation units in each variable sub-account as of the next variable accumulation payment's due date.

Where: (AUV1) is the variable accumulation unit value of the variable sub-account that the transfer is being made from as of the end of the valuation period in which the transfer request was received.

       (AUV2) is the variable accumulation unit value of the variable sub-account that the transfer is being made to as of the end of the valuation period in which the transfer request was received.

       (UNIT1) is the number of variable accumulation units in the variable sub-account that the transfer is being made from, before the transfer.

       (UNIT2) is the number of variable accumulation units in the variable sub-account that the transfer is being made to, before the transfer.

       (AT) is the dollar amount being transferred from the variable sub-account.

FINANCIAL STATEMENTS - STATUTORY BASIS
Transamerica Life Insurance Company of New York
Years ended December 31, 1999, 1998 and 1997 with Report of Independent Auditors

                Transamerica Life Insurance Company of New York

                     Financial Statements-Statutory Basis



                 Years ended December 31, 1999, 1998 and 1997



                                    Contents

Report of Independent Auditors.................................................1

Audited Financial Statements

Balance Sheets - Statutory Basis...............................................3
Statements of Operations - Statutory Basis.....................................5
Statements of Changes in Capital and Surplus - Statutory Basis.................6
Statements of Cash Flow - Statutory Basis......................................7
Notes to Financial Statements - Statutory Basis................................9

Statutory-Basis Financial Statement Schedules

Summary of Investments - Other Than Investments in Related Parties -
   Statutory Basis............................................................27
Supplementary Insurance Information - Statutory Basis.........................28
Reinsurance - Statutory Basis.................................................30

                         Report Of Independent Auditors

Board of Directors
Transamerica Life Insurance
Company of New York

We have audited the accompanying statutory-basis balance sheets of Transamerica Life Insurance Company of New York as of December 31, 1999 and 1998, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 1999. Our audits also include the accompanying statutory-basis financial statement schedules required by Article 7 of Regulation S-X. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matters described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Transamerica Life Insurance Company of New York at December 31, 1999 and 1998, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1999.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Life Insurance Company of New York at December 31, 1999 and 1998, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 1999, in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.



March 14, 2000

                 Transamerica Life Insurance Company of New York

                        Balance Sheets - Statutory Basis

                (Dollars in thousands, except per share amounts)

                                                                                   December 31
                                                                             1999              1998
                                                                       ------------------------------------
Admitted assets
Cash and invested assets:
   Bonds                                                                 $      764,615   $      564,092
   Real estate                                                                      323              333
   Policy loans                                                                  14,398           13,297
   Cash and short-term investments                                               40,120           45,804
   Receivable for securities sold                                                 3,574            1,593
                                                                       ------------------------------------
Total cash and invested assets                                                  823,030          625,119



Accrued investment income                                                        14,577           11,205
Reinsurance balances recoverable                                                  3,240            3,550
Receivable from parent and affiliates                                             2,840                -
Deferred and uncollected premiums                                                   742            1,121
Separate account assets                                                         587,827          431,905
                                                                       ------------------------------------
Total admitted assets                                                    $    1,432,256   $    1,072,900
                                                                       ====================================

                                                                                   December 31
                                                                             1999              1998
                                                                       ------------------------------------
Liabilities and capital and surplus
Liabilities:
   Reserves for future policy benefits                                   $      755,636   $      566,814
   Policy and contract claims payable                                             2,684            1,867
   Supplementary contracts without life contingencies                               979            1,306
   Reinsurance balances                                                          29,694           26,243
   Accounts payable and accrued expenses                                         12,693            2,625
   Other liabilities (primarily remittances and item not
     allocated)                                                                   9,565           27,995
   Payable to parent and affiliates                                                   -            3,961
   Asset valuation reserve                                                        4,107            3,116
   Interest maintenance reserve                                                     711            1,689
   Separate accounts reserve adjustment                                         (22,048)         (17,643)
   Separate account liabilities                                                 587,827          431,905
                                                                       ------------------------------------
Total liabilities                                                             1,381,848        1,049,878

Capital and surplus:
   Common Stock ($1,000 par value):
     Authorized, issued and outstanding -
       2,000,000 shares                                                           2,000            2,000
   Contributed surplus                                                           83,920           59,920
   Unassigned surplus                                                           (35,512)         (38,898)
                                                                       ------------------------------------
Total capital and surplus                                                        50,408           23,022
                                                                       ------------------------------------
Total liabilities and capital and surplus                                $    1,432,256   $    1,072,900
                                                                       ====================================

See accompanying notes.

                 Transamerica Life Insurance Company of New York

                   Statements of Operations - Statutory Basis

                             (Dollars in thousands)

                                                                       Year ended December 31
                                                                1999            1998            1997
                                                          -------------------------------------------------
Revenues:
   Premiums and annuity considerations                       $    19,360    $    17,988     $     36,216
   Fund deposits                                                 321,513        246,760          103,949
   Net investment income                                          48,557         36,867           35,415
   Commissions and expense allowances on
     reinsurance ceded                                             4,221          4,934            4,834
   Other                                                           8,409          6,249            4,255
                                                          -------------------------------------------------
                                                                 402,060        312,798          184,669
Benefits and expenses:
   Benefits paid or provided for:
     Death benefits                                                5,446          5,465            6,315
     Annuity benefits                                             14,285         14,173           13,134
     Health and disability benefits                                  434            275              167
     Surrender benefits and other fund
       withdrawals                                                72,716         52,986           55,947
     Increase in reserves                                        188,495        134,474           14,426
     Other                                                           309            438              268
                                                          -------------------------------------------------
                                                                 281,685        207,811           90,257
   Expenses:
     Commissions and expense allowances                           24,441         21,026           11,629
     Other operating expenses                                     15,212         12,390           11,151
     Transfers to separate accounts                               75,468         77,955           71,478
                                                          -------------------------------------------------
                                                                 115,121        111,371           94,258
                                                          -------------------------------------------------
                                                                 396,806        319,182          184,515
                                                          -------------------------------------------------
Gain from operations before federal income
  taxes and net realized gains (losses)                            5,254         (6,384)             154
Federal income tax expense (benefit)                               2,627         (1,570)            (271)
                                                          -------------------------------------------------
Gain from operations before net realized
  gains (losses)                                                   2,627         (4,814)             425
Net realized gains (losses) on investment
  transactions                                                         7            (77)             (30)
                                                          -------------------------------------------------
Net income                                                   $     2,634    $    (4,891)    $        395
                                                          =================================================

See accompanying notes.

                 Transamerica Life Insurance Company of New York

         Statements of Changes in Capital and Surplus - Statutory Basis

                             (Dollars in thousands)


                                                                    Year ended December 31
                                                            1999             1998              1997
                                                     ------------------------------------------------------

Capital and surplus at beginning of year               $      23,022     $      23,591    $      22,822
   Net income (loss)                                           2,634            (4,891)             395
   Decrease (increase) in non-admitted assets
     and related items                                         1,834              (249)            (464)
   Increase in liability for reinsurance in
     unauthorized companies                                      (91)                -                -
   (Increase) decrease in asset valuation
     reserve                                                    (991)             (429)           1,000
   Contributed capital                                        24,000             5,000                -
   Prior year adjustments                                          -                 -             (162)
                                                     ------------------------------------------------------
Capital and surplus at end of year                     $      50,408     $      23,022    $      23,591
                                                     ======================================================

See accompanying notes.

                 Transamerica Life Insurance Company of New York

                    Statements of Cash Flow - Statutory Basis

                             (Dollars in thousands)


                                                                    Year ended December 31
                                                            1999             1998              1997
                                                     ------------------------------------------------------

Operating activities
Premiums and annuity considerations                    $      12,266     $      26,673    $      37,024
Fund deposits                                                321,513           246,760          103,949
Allowances and reserve adjustments
   received on reinsurance ceded                               3,920             1,242            4,939
Investment income received                                    43,839            36,613           34,141
Other revenues                                                 7,922             5,939            4,949
Life and accident and health claims paid                      (4,636)           (7,929)          (5,258)
Surrender benefits and other fund
   withdrawals paid                                          (72,727)          (53,876)         (55,947)
Annuity and other benefits paid to
   policyholders                                             (14,782)          (14,613)         (13,666)
Commissions, other expenses and taxes
   paid                                                      (40,579)          (31,129)         (21,906)
Net transfer (to) from separate accounts                     (79,873)          (83,072)         (75,587)
Federal income taxes received (paid)                             860              (615)            (418)
                                                     ------------------------------------------------------
Net cash provided by operating activities                    177,723           125,993           12,220

Investing activities
Proceeds from bonds sold, matured
   or repaid                                                 180,402           101,518           88,795
Cost of bonds acquired                                      (382,306)         (209,941)         (90,776)
Net increase in policy loans                                  (1,101)           (1,602)            (863)
                                                     ------------------------------------------------------
Net cash used in investing activities                       (203,005)         (110,025)          (2,844)

                 Transamerica Life Insurance Company of New York

                             (Dollars in thousands)

                                                                    Year ended December 31
                                                            1999             1998              1997
                                                     ------------------------------------------------------

Financing and miscellaneous activities
Other cash provided:
   Capital and surplus paid-in                         $      24,000     $       5,000    $           -
   Other sources                                              21,149            24,417            3,397
                                                     ------------------------------------------------------
Total other cash provided                                     45,149            29,417            3,397

Other cash applied:
   Other applications, net                                   (25,551)           (2,790)         (18,643)
                                                     ------------------------------------------------------
Total other cash applied                                     (25,551)           (2,790)         (18,643)
                                                     ------------------------------------------------------
Net cash provided by (used in) financing
   and miscellaneous activities                               19,598            26,627          (15,246)
                                                     ------------------------------------------------------
Net (decrease) increase in cash and short-
   term investments                                           (5,684)           42,595           (5,870)

Cash and short-term investments:
   Beginning of year                                          45,804             3,209            9,079
                                                     ------------------------------------------------------
   End of year                                         $      40,120     $      45,804    $       3,209
                                                     ======================================================

See accompanying notes.

                 Transamerica Life Insurance Company of New York

                 Notes to Financial Statements - Statutory Basis

                             (Dollars in thousands)

                                December 31, 1999



1. Organization and Summary of Significant Accounting Policies

Transamerica Life Insurance Company of New York (the Company) is domiciled in New York. The Company is a wholly owned subsidiary of Transamerica Occidental Life Insurance Company (TOLIC), which is an indirect subsidiary of Transamerica Corporation. During 1999, Transamerica Corporation was acquired by a subsidiary of AEGON N.V., a holding company organized under the laws of the Netherlands.

Nature of Business

The Company engages primarily in providing life insurance, fixed and variable pension and annuity products, structured settlements and investment products which are distributed through a network of independent and company-affiliated agents and independent brokers. The Company's customers are primarily in the state of New York.

Basis of Presentation

Certain amounts reported in the accompanying financial statements are based on management's best estimates and judgment, subject to the minimum requirements imposed by regulatory authorities. Actual results could differ from those estimates.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted (SAP) by the State of New York Insurance Department (the Department), which practices vary from generally accepted accounting principles (GAAP). The more significant variances from GAAP are as follows:

     Bonds, where permitted, are carried at amortized cost. Under GAAP, those bonds that are classified as "available for sale" are carried at their fair value.

     The costs of acquiring new and renewal business, such as commissions and underwriting and policy issue costs, are expensed when incurred rather than deferred and amortized over the terms of the related policies.

                 Transamerica Life Insurance Company of New York

                             (Dollars in thousands)





1. Organization and Summary of Significant Accounting Policies (continued)

Basis of Presentation (continued)

     Certain assets recognized under GAAP, principally agents' debit balances and furniture and equipment, are "non-admitted" and excluded from the accompanying financial statements under SAP and are charged directly to unassigned surplus.

     Reserves for future policy benefits generally are calculated based on mortality and interest assumptions that are statutorily required rather than using estimated expected experience or actual account balances. The policy liabilities are reported net, rather than gross, of ceded reinsurance amounts.

     Revenues for interest-sensitive life policies and investment-type contracts consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Under GAAP, premiums received in excess of policy charges are not recognized as revenue and benefits represent the excess of benefits paid over the policy account value and interest credited to the account value.

     An Interest Maintenance Reserve (IMR) is provided which defers certain realized capital gains and losses attributable to changes in the general level of interest rates. Such deferred gains or losses are amortized into investment income over the remaining period to maturity based on groupings of individual securities sold in five-year bands.

     An Asset Valuation Reserve (AVR) is provided which reclassifies a portion of surplus to liabilities. The AVR is calculated according to a specified formula as prescribed by the National Association of Insurance Commissioners (NAIC) and is intended to stabilize the Company's surplus against possible fluctuations in the market values of bonds, equity securities, mortgage loans, real estate, and other invested assets. Changes in the required AVR balance are charged or credited directly to unassigned surplus.

                 Transamerica Life Insurance Company of New York

                             (Dollars in thousands)


1. Organization and Summary of Significant Accounting Policies (continued)

Basis of Presentation (continued)

     Deferred federal income taxes are not provided for differences between the financial statement amounts and tax bases of assets and liabilities.

     A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized by license to assume such business ($91 in 1999, $0 in 1998 and 1997). Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Other significant accounting policies are as follows:

Investments

Investments are shown on the following bases:

     Bonds - where permitted, at amortized cost; all others are carried at values prescribed by the Securities Valuation Office of the NAIC (NAIC statement values); premiums and discounts are amortized using the interest method. For loan-backed bonds, the interest method including anticipated prepayments at the date of purchase is used. Prepayment assumptions for loan-backed bonds are estimated using broker dealer survey values and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all securities, except for interest-only securities which are valued using the prospective method.

     Real estate - at depreciated cost less encumbrances.

     Policy loans - at the aggregate unpaid principal balances.

                 Transamerica Life Insurance Company of New York

                             (Dollars in thousands)


1. Organization and Summary of Significant Accounting Policies (continued)

Investments (continued)

Gains and losses on disposal of investments are recognized on the specific-identification basis. Changes in the statutory fair values of bonds carried at NAIC statement values, rather than amortized cost, are reported as unrealized gains or losses directly in unassigned surplus and, accordingly, have no effect on net income.

Short-term investments include investments with maturities of less than one year at date of acquisition.

Separate Accounts

The Company administers segregated asset accounts for variable annuity contracts. The assets of the separate accounts are not subject to liabilities arising out of any business the Company may conduct and are reported at fair value. Investment risks associated with fair value changes are primarily borne by the contract holders. Accordingly, investment income and realized investment gains and losses attributable to separate accounts are not reported in the Company's results of operation.

The assets and liabilities of the separate accounts are reported at market value. In reporting reserve liabilities for the separate accounts, the Company considers the impact of surrender charges and records this amount as a separate account reserve adjustment.

Policy Reserves for Future Policy Benefits and Contract Claims

Life, annuity, and accident and health benefit reserves are calculated based upon published tables using such interest rate assumptions and valuation methods that will provide, in the aggregate, reserves that meet the amounts required by the Department. The Company waives deduction of deferred fractional premiums upon death of the insureds and returns any portion of the final premium beyond the date of death. Additional reserves are established where the gross premiums on any insurance in force are less than the net premiums according to the standard valuation set by the Department.

                 Transamerica Life Insurance Company of New York

                             (Dollars in thousands)


1. Organization and Summary of Significant Accounting Policies (continued)

Policy Reserves for Future Policy Benefits and Contract Claims (continued)

Contract claim liabilities include provisions for reported claims and claims incurred but not reported, net of reinsurance ceded.

Premium Revenues

Premiums from life insurance policies are recognized as revenue when due and premiums from annuity contracts are recognized when received. Accident and health premiums are earned pro rata over the terms of the policies.

Other Revenues

Other revenues consists primarily of fee income earned as a percentage of separate account assets.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

Reclassifications

Certain reclassifications of 1997 and 1998 amounts have been made to conform with the 1999 presentation.

                 Transamerica Life Insurance Company of New York

                             (Dollars in thousands)


2. Fair Values of Financial Instruments

Fair values for bonds are based on market values prescribed by the Securities Valuation Office of the NAIC (NAIC market values) rather than on actual or estimated market values. For bonds without available NAIC market values, amortized costs are used as estimated fair values. As of December 31, 1999 and 1998, the fair value of investments in bonds includes $220,551 and $166,749, respectively, of bonds that were valued at amortized cost.

Fair values for policy loans are estimated using discounted cash flow calculations, based on current interest rates.

The carrying amounts of cash and short-term investments and accrued investment income approximate their fair value.

Fair values for liabilities under investment-type contracts, included in reserves for future policy benefits and other policy liabilities, are estimated using discounted cash flow calculations, based on interest rates currently being offered by similar contracts with maturities consistent with those remaining for the contracts being valued.

The carrying values and fair values of financial instruments are as follows:

                                                                      December 31
                                                        1999                               1998
                                         -----------------------------------------------------------------------
                                              Carrying           Fair            Carrying           Fair
                                               Value             Value            Value             Value
                                         -----------------------------------------------------------------------
Financial assets:
   Bonds                                    $    764,615      $    737,519    $     564,092     $     591,868
   Policy loans                                   14,398            17,636           13,297            15,577
   Cash and short-term investments                40,120            40,120           45,804            45,804
   Accrued investment income                      14,577            14,577           11,205            11,205

                 Transamerica Life Insurance Company of New York

                             (Dollars in thousands)


2. Fair Values of Financial Instruments (continued)

Financial instruments which potentially subject the Company to concentration of credit risk consist principally of temporary cash investments, bonds, and reinsurance recoverables. The Company places its temporary cash investments with high credit quality financial institutions. Concentration of credit risk with respect to investments in bonds is limited due to the large number of such investments and their dispersion across many different industries and geographic areas. The Company places reinsurance with only highly rated insurance companies. At December 31, 1999, the Company had no significant concentration of credit risk.

3. Investments

The carrying value and fair value of investments in debt securities are summarized as follows:

                                                           Gross             Gross
                                        Carrying         Unrealized       Unrealized           Fair
                                          Value            Gains            Losses            Value
                                    -----------------------------------------------------------------------
December 31, 1999
U.S. Treasury securities
   and obligations of U.S.
   government corporations
   and agencies                       $        2,102   $           31    $           12   $        2,121
Obligations of states and
   political subdivisions                     17,216              265               247           17,234
Corporate securities                         603,827            2,636            26,068          580,395
Public utilities                             140,670              270             3,971          136,969
Other asset-backed securities                    800                -                 -              800
                                    -----------------------------------------------------------------------
                                      $      764,615   $        3,202    $       30,298   $      737,519
                                    =======================================================================

                 Transamerica Life Insurance Company of New York

                             (Dollars in thousands)


3. Investments (continued)

                                                           Gross             Gross
                                        Carrying         Unrealized       Unrealized           Fair
                                          Value            Gains            Losses            Value
                                    -----------------------------------------------------------------------
December 31, 1998
U.S. Treasury securities and
   obligations of U.S.
   government corporations
   and agencies                       $          812   $          100    $            -   $          912
Obligations of states and
   political subdivisions                     17,214            1,863                 -           19,077
Foreign governments                                -                -                 -                -
Corporate securities                         451,726           24,615             1,247          475,094
Public utilities                              93,238            2,451                 6           95,683
Other asset-backed securities                  1,102                -                 -            1,102
                                    -----------------------------------------------------------------------
                                      $      564,092   $       29,029    $        1,253   $      591,868
                                    =======================================================================

The carrying value and fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                   Carrying           Fair
                                                                    Value             Value
                                                              ------------------------------------
Due in one year or less                                         $       12,838    $       12,551
Due after one year through five years                                   61,054            61,464
Due after five years through ten years                                 243,852           233,274
Due after ten years                                                    446,071           429,430
                                                              ------------------------------------
                                                                       763,815           736,719
Other asset-backed securities                                              800               800
                                                              ------------------------------------
                                                                $      764,615    $      737,519
                                                              ====================================

                 Transamerica Life Insurance Company of New York

                             (Dollars in thousands)


3. Investments (continued)

Net investment income (expense) by major category of investments is summarized as follows:

                                                             Year ended December 31
                                                      1999            1998             1997
                                                --------------------------------------------------
Bonds                                             $      48,490   $      36,818    $      35,850
Policy loans                                              1,034             896              739
Cash and short-term investments                           1,255             736              594
Other investments                                        (1,922)         (1,345)          (1,532)
                                                --------------------------------------------------
                                                         48,857          37,105           35,651
Investment expense                                         (300)           (238)            (236)
                                                --------------------------------------------------
                                                  $      48,557   $      36,867    $      35,415
                                                ==================================================

The realized gains and losses and other information related to investments are summarized as follows:

                                                             Year ended December 31
                                                      1999            1998             1997
                                                --------------------------------------------------
Net (losses) gains on disposition of
 investments in:
     Bonds                                        $      (1,063)  $       1,422    $           6
Related income taxes                                        379            (575)             (32)
Transfer from (to) the IMR                                  691            (924)              (4)
                                                --------------------------------------------------
Net investment gains (losses)                     $           7   $         (77)   $         (30)
                                                ==================================================

Gross gains on disposition of investment in
   bonds                                          $         224   $       1,547    $           6
Gross losses on disposition of investment in
   bonds                                          $      (1,287)  $        (125)   $           -

                 Transamerica Life Insurance Company of New York

                             (Dollars in thousands)


4. Reinsurance

The Company is involved in the cession of reinsurance to affiliated and nonaffiliated companies. Risks are reinsured with other companies to permit the recovery of a portion of the direct losses. These reinsured risks are treated as though, to the extent of the reinsurance, they are risks for which the Company is not liable.

Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded. The Company remains liable to the extent the reinsuring companies do not meet their obligations under these reinsurance treaties.

The following summarizes reinsurance transactions:


                                                          Ceded to         Ceded to
                                         Direct          Affiliated      Unaffiliated          Net
                                         Amount          Companies         Companies          Amount
                                    -----------------------------------------------------------------------
Year ended
   December 31, 1999:
     Premium revenue                  $       40,938   $          830    $       20,748   $       19,360
                                    =======================================================================

At December 31, 1999:
   Life insurance in force             $   4,272,811   $      262,213    $    2,625,743   $    1,384,855
                                    =======================================================================

Reserves for future policy benefits   $      802,895   $        1,295    $       45,964   $      755,636
Policy and contract claims payable             4,395                -             1,711            2,684
                                    -----------------------------------------------------------------------
                                      $      807,290   $        1,295    $       47,675   $      758,320
                                    =======================================================================

Included in reinsurance balances in the accompanying balance sheet is $27,709 at December 31, 1999, and $24,439 at December 31, 1998, of funds held under coinsurance agreements.

                 Transamerica Life Insurance Company of New York

                             (Dollars in thousands)


4. Reinsurance (continued)


                                                          Ceded to         Ceded to
                                         Direct          Affiliated      Unaffiliated          Net
                                         Amount          Companies         Companies          Amount
                                    -----------------------------------------------------------------------
Year ended
   December 31, 1998:
     Premium revenue                  $       37,996   $          741    $       19,267   $       17,988
                                    =======================================================================

At December 31, 1998:
   Life insurance in force            $    4,521,321   $      258,795    $    2,539,998   $    1,722,528
                                    =======================================================================

Reserves for future policy
   benefits                           $      610,849   $        1,511    $       42,524   $      566,814
Policy and contract claims
   payable                                     3,358                              1,491            1,867
                                    -----------------------------------------------------------------------
                                      $      614,207   $        1,511    $       44,015   $      568,681
                                    =======================================================================

Year ended
   December 31, 1997:
     Premium revenue                  $       54,182   $          768    $       17,198   $       36,216
                                    =======================================================================

At December 31, 1997:
   Life insurance in force            $    4,588,120   $      297,518    $    2,765,285   $    1,525,317
                                    =======================================================================

Reserves for future policy
   benefits                           $      471,364   $        1,653    $       36,879   $      432,832
Policy and contract                            2,014               73               692            1,249
                                    -----------------------------------------------------------------------
                                      $      473,378   $        1,726    $       37,571   $      434,081
                                    =======================================================================

                 Transamerica Life Insurance Company of New York

                             (Dollars in thousands)

5. Income Taxes

The Company was included in a consolidated income tax return with Transamerica Corporation through July 21, 1999. Under a tax sharing agreement with Transamerica Corporation tax payments are made to, or refunds are received from, Transamerica Corporation in amounts which would result if the Company filed separate tax returns with federal taxing authorities. For the period from July 22, 1999 to December 31, 1999, the Company will file a separate tax return.

Amounts due to (from) Transamerica Corporation for federal income taxes were $1,700 and $(1,400) at December 31, 1999 and 1998, respectively, and are included in accounts payable and other liabilities in the accompanying balance sheet.

Following is a reconciliation of federal income taxes computed at the statutory rate with the income tax provision, excluding income taxes related to net realized gains on investment transactions:

                                                           Year ended December 31
                                                   1999              1998             1997
                                            ------------------------------------------------------
Federal income taxes (recovery) at
   statutory rate                             $        1,839    $       (2,234)   $           54
Difference between statutory and tax
   reserves                                               26              (181)              (57)
Deferred acquisition costs capitalized,
   net of amortization                                   784               692               684
Difference in statutory and tax bases
   of investments                                        (72)             (118)              (74)
Adjustment to prior year tax
   provision                                              76               393              (532)
Other                                                    (26)             (122)             (346)
                                            ------------------------------------------------------
Provision (benefit) for income taxes          $        2,627    $       (1,570)   $         (271)
                                            ======================================================

                 Transamerica Life Insurance Company of New York

                             (Dollars in thousands)


6. Deferred and Uncollected Premiums

Components of deferred and uncollected premiums are as follows:

                                                   Gross           Loading             Net
                                             ------------------------------------------------------
December 31, 1999
Life and annuity:
   Ordinary first-year business                $           2    $           2     $           -
   Ordinary renewal business                             792               50               742
                                             ------------------------------------------------------
                                               $         794    $          52     $         742
                                             ======================================================

December 31, 1998
Life and annuity:
   Ordinary first-year business                $           6    $          13     $          (7)
   Ordinary renewal business                             888               58               830
   Accident and health                                   298                -               298
                                             ------------------------------------------------------
                                               $       1,192    $          71     $       1,121
                                             ======================================================

The gross deferred and uncollected premiums balance at December 31, 1999, of $794 is composed of $1,115 direct deferred and uncollected premiums less reinsurance premiums payable of $321.

The gross deferred and uncollected premiums balance at December 31, 1998, of $1,192 is composed of $4,134 direct deferred and uncollected premiums less reinsurance premiums payable of $2,942.

                 Transamerica Life Insurance Company of New York

                             (Dollars in thousands)


7. Annuity Reserves and Deposit Liabilities

A portion of the Company's policy reserves and other policyholders' funds (including separate account liabilities) relates to liabilities established on a variety of the Company's products that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

                                                                       December 31
                                                           1999                            1998
                                             ----------------------------------------------------------------
                                                   Amount          Percent          Amount        Percent
                                             ----------------------------------------------------------------
Subject to discretionary withdrawal -
  with adjustment:
     At book value less surrender
       charge                                  $      154,139          13%       $     116,903        14%
     At market value                                  561,722          47              414,263        50
                                             ----------------------------------------------------------------
                                                      715,861          60              531,166        64
Subject to discretionary withdrawal -
   without adjustment                                 293,388          25              130,824        16
Not subject to discretionary
   withdrawal provision                               174,176          15              168,830        20
                                             ----------------------------------------------------------------
Total annuity reserves and deposit
   liabilities                                      1,183,425         100%             830,820       100%
                                                                ===============                 =============
Less reinsurance                                          101                                -
                                             --------------------             -------------------
Net annuity reserves and deposit
   liabilities                                 $    1,183,324*                  $      830,820*
                                             ====================             ===================

*Includes $561,722 and $414,263 of annuity reserves and deposit liabilities reported in the separate account liability at December 31, 1999 and 1998, respectively. Funding agreement liabilities that are a part of the separate account liabilities are excluded from the above amounts.

                Transamerica Life Insurance Company of New York

                             (Dollars in thousands)

8. Capital and Surplus

The Company is subject to the requirements of the NAIC approved Risk Based Capital (RBC) rules and at December 31, 1999 and 1998, the Company met the RBC requirement.

The amount of dividends which can be paid by the Company without prior approval of the State of New York Insurance Department is subject to restrictions related to statutory surplus and gains from operations. No dividends were declared or paid in 1999.

9. Pension Plan and Other Postretirement Benefits

Substantially all employees of the Company are covered by the Retirement Plan for Salaried Employees of Transamerica Corporation and Affiliates. Pension benefits are based on the employee's compensation during the highest paid 60 consecutive months during the 120 months before retirement. The general policy is to fund current service costs currently and prior service costs over periods ranging from 10 to 30 years. Assets of those plans are invested principally in publicly traded stocks and bonds.

The Company's total pension costs charged to income were not significant in 1999, 1998 nor 1997.

The Company also participates in various contributory defined benefit programs sponsored by Transamerica Corporation that provide medical and certain other benefits to eligible retirees. The Company accounts for the costs of such benefit programs under the accrual method and amortizes its transition obligation for retirees and fully eligible or vested employees over 20 years. Postretirement benefit costs charged to income were not significant in 1999, 1998 nor 1997.

                Transamerica Life Insurance Company of New York

                             (Dollars in thousands)

10. Assets on Deposit

At December 31, 1999 and 1998, $811 of the Company's assets were on deposit with public officials in compliance with regulatory requirements.

11. Related Party Transactions

The Company has various transactions with Transamerica Corporation and its affiliated companies in the normal course of operations. These transactions include reinsurance transactions, computer services, investment services and advertising.

The Company had amounts due from affiliates of $2,840 as of December 31, 1999, and $3,961 due to affiliates as of December 31, 1998.

12. Leases

Rental expense for equipment and properties occupied by the Company was $804 in 1999, $673 in 1998 and $880 in 1997. The following is a schedule by years of future minimum rental payments required under operating leases that have initial or remaining noncancelable lease terms in excess of one year as of December 31, 1999:

    Year ending December 31:
           2000                                                   $       743
           2001                                                           328
           2002                                                           328
           2003                                                           328
           2004                                                           328
           Later years                                                  3,440
                                                                 --------------
                                                                  $     5,495
                                                                 ==============

                Transamerica Life Insurance Company of New York

                             (Dollars in thousands)


13. Litigation

The Company is a defendant in various legal actions arising from its operations. These include legal actions similar to those faced by many other major life insurers which allege damages related to sales practices for universal life policies sold between January 1981 and June 1996. In one such action, the Company and plaintiff's counsel entered into a settlement which was approved on June 26, 1997. The settlement required prompt notification to affected policyholders. Administrative and policy benefit costs associated with the settlement for the Company were not material and have been borne to date by TOLIC. Additional costs related to the settlement are not expected to be material and will be incurred over a period of years. In the opinion of the Company, any ultimate liability which might result from other litigation would not have a materially adverse effect on the combined financial position of the Company or the results of its operations.

14. Separate Accounts

The Company administers segregated asset accounts for variable annuity contracts. The assets held in these separate accounts are invested in various mutual fund portfolios managed by third-party companies. The separate account assets are stated at fair value and are not subject to liabilities arising out of any other business the Company my conduct. Investment risks associated with fair value changes are borne by the contract holders. Accordingly, investment income and realized investment gains and losses attributable to separate accounts are not reported in the Company's income statement.

                Transamerica Life Insurance Company of New York

                             (Dollars in thousands)


14. Separate Accounts (continued)

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

                                                            1999             1998              1997
                                                     ------------------------------------------------------
Transfer as reported in the summary of
   operations of the separate accounts
   statement:
     Transfers to separate accounts                     $     114,905     $     108,969    $      93,929
     Transfers from separate accounts                          39,437            31,014           22,451
                                                     ------------------------------------------------------
Transfers as reported in the statements
   of net income                                        $      75,468     $      77,955    $      71,478
                                                     ======================================================

15. NAIC Codification

In 1998, the NAIC adopted codified statutory accounting principles (Codification). Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the state of New York must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Department. At this time it is anticipated that the state of New York will adopt Codification. Based on current guidance, management believes that the impact of Codification will not be material to the Company's statutory-basis financial statements.

                                 Statutory-Basis
                          Financial Statement Schedules

                 Transamerica Life Insurance Company of New York

      Summary of Investments - Other Than Investments in Related Parties -
                                Statutory Basis

                             (Dollars in thousands)

                                December 31, 1999


Schedule I

                                                                                           Amount at
                                                                        Estimated         Which Shown
                                                                          Fair               in the
Type of Investment                                   Cost (1)             Value          Balance Sheet
-----------------------------------------------------------------------------------------------------------
Fixed maturities
Bonds:
   U.S. Treasury securities and
     obligations of U.S. government
     corporations and agencies                      $       2,102      $       2,121       $      2,102
   Obligations of states and political
     subdivision                                           17,216             17,234             17,216
   Public utilities                                       140,670            136,969            140,670
   All other corporate bonds                              603,827            580,395            603,827
   Other asset-backed securities                              800                800                800
                                                -----------------------------------------------------------
Total fixed maturities                                    764,615            737,519            764,615

Real estate                                                   323                525                323
Policy loans                                               14,398             17,636             14,398
Other long-term investments                                 3,574              3,574              3,574
Cash and short-term investments                            40,120             40,120             40,120
                                                -----------------------------------------------------------
Total investments                                   $     823,030      $     799,374       $    823,030
                                                ===========================================================

(1) Original cost of fixed maturities is reduced by repayments and adjusted for amortization of premiums or accrual discounts.

                 Transamerica Life Insurance Company of New York

              Supplementary Insurance Information - Statutory Basis

                             (Dollars in thousands)

                                December 31, 1999

Schedule III



                                                       Future Policy      Policy and
                                                        Benefits and       Contract          Premium
                                                          Expenses        Liabilities        Revenue
                                                     ------------------------------------------------------
Year ended December 31, 1999
Individual life                                        $      132,388    $        2,886   $       12,423
Group life and health                                           2,646               250            1,140
Annuity                                                       620,602              (452)         327,310
                                                     ------------------------------------------------------
                                                              755,636             2,684          340,873

Year ended December 31, 1998
Individual life                                               130,094             2,212           12,748
Group life and health                                           2,049                 -              916
Annuity                                                       434,671              (345)         251,084
                                                     ------------------------------------------------------
                                                              566,814             1,867          264,748

Year ended December 31, 1997
Individual life                                               125,586             1,593           13,456
Group life and health                                              26                 -              622
Annuity                                                       306,819              (344)         126,087
                                                     ------------------------------------------------------
                                                       $      432,431    $        1,249   $      140,165
                                                     ======================================================

                 Transamerica Life Insurance Company of New York

                             (Dollars in thousands)

                                December 31, 1999

Schedule III

                                                              Benefits,
                                                               Claims
                                               Net           Losses and          Other
                                            Investment       Settlement        Operating         Premiums
                                             Income*          Expenses         Expenses*          Written
                                        -----------------------------------------------------------------------
Year ended December 31, 1999
Individual life                           $        9,794    $       12,923   $       13,321    $       29,740
Group life and health                                171               613            1,323             5,035
Annuity                                           38,592            79,654           25,009           327,676
                                        -----------------------------------------------------------------------
                                                  48,557            93,190           39,653           362,451

Year ended December 31, 1998
Individual life                                    9,460            11,981           12,845            29,822
Group life and health                                134               217            1,053             3,850
Annuity                                           27,273            61,139           19,518           251,084
                                        -----------------------------------------------------------------------
                                                  36,867            73,337           33,416           284,756

Year ended December 31, 1997
Individual life                                   10,096            14,574           11,935            30,131
Group life and health                                102               107              484             1,912
Annuity                                           25,217            61,150           10,361           126,087
                                        -----------------------------------------------------------------------
                                          $       35,415    $       75,831   $       22,780    $      158,130
                                        =======================================================================

* Allocations of net investment income and other operating expenses are based on a number of assumptions of estimates, and the results would change if different methods were applied.

                 Transamerica Life Insurance Company of New York

                          Reinsurance - Statutory Basis

                             (Dollars in thousands)

                                December 31, 1999

Schedule IV


                                                                           Ceded to
                                                           Gross             Other             Net
                                                           Amount          Companies          Amount
                                                     ------------------------------------------------------
Year ended December 31, 1999
Life insurance in force                                $    4,272,811    $    2,887,956   $    1,384,855
                                                     ======================================================

Premiums:
   Individual life                                     $       35,537    $       17,317   $       18,220
   Group life and health                                        5,035             3,895            1,140
   Annuity                                                    321,879               366          321,513
                                                     ------------------------------------------------------
                                                       $      362,451    $       21,578   $      340,873
                                                     ======================================================

Year ended December 31, 1998
Life insurance in force                                $    4,521,321    $    2,798,793   $    1,722,528
                                                     ======================================================

Premiums:
   Individual life                                     $       34,146    $       17,074   $       17,072
   Group life and health                                        3,850             2,934              916
   Annuity                                                    246,760                 -          246,760
                                                     ------------------------------------------------------
                                                       $      284,756    $       20,008   $      264,748
                                                     ======================================================

Year ended December 31, 1997
Life insurance in force                                $    4,588,120    $    3,062,803   $    1,525,317
                                                     ======================================================

Premiums:
   Individual life                                     $       52,270    $       16,676   $       35,594
   Group life and health                                        1,912             1,290              622
   Annuity                                                    103,949                 -          103,949
                                                     ------------------------------------------------------
                                                       $      158,131    $       17,966   $      140,165
                                                     ======================================================

                         Audited Financial Statements

                          Separate Account VA-2LNY of
                      Transamerica Life Insurance Company
                                  of New York

                         Year ended December 31, 1999
                      with Report of Independent Auditors

                          Separate Account VA-2LNY of
                      Transamerica Life Insurance Company
                                  of New York

                         Audited Financial Statements

                         Year ended December 31, 1999



                                   Contents

Report of Independent Auditors...........................................   1
Statement of Assets and Liabilities......................................   2
Statement of Operations..................................................   7
Statements of Changes in Net Assets......................................  12
Notes to Financial Statements............................................  21

                        Report of Independent Auditors


Unitholders of Separate Account VA-2LNY
 of Transamerica Life Insurance Company of New York
Board of Directors, Transamerica Life Insurance Company of New York


We have audited the accompanying statement of assets and liabilities of Separate Account VA-2LNY of Transamerica Life Insurance Company of New York (comprised of the Money Market, Managed Assets, Zero Coupon 2000, Quality Bond, Small Cap, Capital Appreciation, Stock Index Fund, Socially Responsible Fund, Growth and Income, International Equity, International Value, Disciplined Stock, Small Company Stock, Limited Term High Income, Balanced, Core Value, Mid-Cap, TA VIF Growth, Founders Growth, Founders Passport, Founders International Equity, European Equity, and Technology Growth Sub-Accounts) as of December 31, 1999, the related statement of operations for the year then ended, and the statements of changes in net assets for the two years in the period then ended. These financial statements are the responsibility of Separate Account VA-2LNY's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective sub-accounts comprising Separate Account VA-2LNY of Transamerica Life Insurance Company of New York at December 31, 1999, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.


March 24, 2000

                          Separate Account VA-2LNY of
                Transamerica Life Insurance Company of New York

                      Statement of Assets and Liabilities

                               December 31, 1999

                                                                                   Zero
                                                    Money          Managed        Coupon        Quality
                                                   Market           Assets         2000           Bond
                                                 Sub-account     Sub-account    Sub-account    Sub-account
                                               -------------------------------------------------------------
Assets:
 Investments, at fair value                    $    22,625,256  $   17,556,323  $  8,605,847  $   20,046,110
 Receivable for units sold                             103,780           2,011           984               -
 Due from Transamerica Life                                  -               -             -             221
                                               -------------------------------------------------------------
Total assets                                        22,729,036      17,558,334     8,606,831      20,046,331

Liabilities:
 Payable for units redeemed                                  -               -             -           5,772
 Due to Transamerica Life                                   42              11           220               -
                                               -------------------------------------------------------------
Total liabilities                                           42              11           220           5,772
                                               -------------------------------------------------------------

Net assets                                     $    22,728,994  $   17,558,323  $  8,606,611  $   20,040,559
                                               =============================================================

Accumulation units outstanding                  18,055,789.500   1,025,465.090   510,563.310   1,277,828.170
                                               =============================================================

Net asset value and redemption price per unit  $      1.258820  $    17.122302  $  16.857089  $    15.683297
                                               =============================================================

Investment sub-account information:

Number of mutual fund shares                    22,625,256.870   1,199,202.406   707,136.221   1,840,781.512

Net asset value per share                      $          1.00  $        14.64  $      12.17  $        10.89

Investment cost                                $    22,625,256  $   16,755,668  $  8,732,543  $   21,265,064

See accompanying notes.

                                                                    Socially
      Small              Capital                Stock              Responsible           Growth and          International
       Cap             Appreciation           Index Fund              Fund                 Income               Equity
   Sub-account         Sub-account           Sub-account           Sub-account          Sub-account           Sub-account
-----------------------------------------------------------------------------------------------------------------------------
$    64,998,163          $  108,118,949        $   78,428,794         $ 25,990,244        $   64,089,054         $ 11,489,367
         19,958                       -                    30                    -                26,842                1,309
             45                      68                    24                   11                    77                    9
-----------------------------------------------------------------------------------------------------------------------------
     65,018,166             108,119,017            78,428,848           25,990,255            64,115,973           11,490,685


              -                 156,043                     -               10,855                     -                    -
              -                       -                     -                    -                     -                    -
-----------------------------------------------------------------------------------------------------------------------------
              -                 156,043                     -               10,855                     -                    -
-----------------------------------------------------------------------------------------------------------------------------

$    65,018,166          $  107,962,974        $   78,428,848         $ 25,979,400        $   64,115,973         $ 11,490,685
=============================================================================================================================

    830,844.930           2,778,082.020         1,484,609.140          590,500.640         1,902,864.700          458,935.430
=============================================================================================================================

$     78.255477          $    38.862414        $    52.827944         $  43.995549        $    33.694447         $  25.037694
=============================================================================================================================


    979,773.343           2,711,787.048         2,039,760.595          665,222.540         2,515,268.999          514,295.748

$         66.34          $        39.87        $        38.45         $      39.07        $        25.48         $      22.34

$    53,845,493          $   86,068,884        $   60,123,644         $ 21,332,732        $   53,988,867         $  8,257,770

                          Separate Account VA-2LNY of
                Transamerica Life Insurance Company of New York

                Statement of Assets and Liabilities (continued)

                               December 31, 1999

                                                                                            Small            Limited Term
                                                 International       Disciplined           Company               High
                                                     Value              Stock               Stock               Income
                                                  Sub-account        Sub-account         Sub-account         Sub-account
                                                ---------------------------------------------------------------------------
Assets:
 Investments, at fair value                        $  4,830,410      $   61,629,744        $  6,415,925      $   11,122,450
 Receivable for units sold                                    -               6,108                 804             101,689
 Due from Transamerica Life                                   4                  18                  32                   -
                                                ---------------------------------------------------------------------------
Total assets                                          4,830,414          61,635,870           6,416,761          11,224,139

Liabilities:
 Payable for units redeemed                                  82                   -                   -                   -
 Due to Transamerica Life                                     -                   -                   -              10,006
                                                ---------------------------------------------------------------------------
Total liabilities                                            82                   -                   -              10,006
                                                ---------------------------------------------------------------------------

Net assets                                         $  4,830,332      $   61,635,870        $  6,416,761      $   11,214,133
                                                ===========================================================================

Accumulation units outstanding                      325,359.230       2,764,507.490         490,455.380       1,076,017.150
                                                ===========================================================================

Net asset value and redemption price per unit      $  14.846150      $    22.295425        $  13.083272      $    10.421891
                                                ===========================================================================

Investment sub-account information:

Number of mutual fund shares                        308,258.508       2,289,366.445         384,417.364       1,065,368.774

Net asset value per share                          $      15.67      $        26.92        $      16.69      $        10.44

Investment cost                                    $  4,528,218      $   49,419,261        $  6,049,195      $   12,715,183

See accompanying notes.

                                                            TA VIF             Founders           Founders
  Balanced         Core Value           Mid-Cap             Growth              Growth            Passport
 Sub-account         Value            Sub-account         Sub-account        Sub-account         Sub-account
---------------------------------------------------------------------------------------------------------------
$   23,269,087       $  2,827,741        $  3,384,628       $ 14,438,413        $  1,291,339        $   895,586
             -                  -                   -             30,342                   -                  -
             -                  1                   9                 24                   8                 17

---------------------------------------------------------------------------------------------------------------
    23,269,087          2,827,742           3,384,637         14,468,779           1,291,347            895,603


           786            139,465               3,093                  -               4,852             29,089
             7                  -                   -                  -                   -                  -
---------------------------------------------------------------------------------------------------------------
           793            139,465               3,093                  -               4,852             29,089

$   23,268,294       $  2,688,277        $  3,381,544       $ 14,468,779        $  1,286,495        $   866,514
===============================================================================================================

 1,540,794.860        245,134.000         321,171.240        938,179.250         101,842.510         53,674.770
===============================================================================================================

$    15.101487       $  10.966561        $  10.528788       $  15.422190        $  12.632200        $ 16.143786
===============================================================================================================


 1,452,502.340        202,415.251         251,832.464        542,593.508          65,022.118         37,598.105

$        16.02       $      13.97        $      13.44       $      26.61        $      19.86        $     23.82

$   22,882,271       $  2,723,209        $  2,896,564       $  1,538,289        $  1,099,957        $   739,768

                          Separate Account VA-2LNY of
                Transamerica Life Insurance Company of New York

                Statement of Assets and Liabilities (continued)

                               December 31, 1999

                                                        Founders
                                                      International        European           Technology
                                                         Equity             Equity              Growth
                                                       Sub-account        Sub-account        Sub-account
                                                  --------------------------------------------------------
Assets:
 Investments, at fair value                             $   200,805        $   529,563      $   19,749,001
 Receivable for units sold                                        -                 60                   -
 Due from Transamerica Life                                       1                  3                  16
                                                  --------------------------------------------------------
Total assets                                                200,806            529,626          19,749,017

Liabilities:
 Payable for units redeemed                                   3,978                  -             178,935
 Due to Transamerica Life                                         -                  -                   -
                                                  --------------------------------------------------------
Total liabilities                                             3,978                  -             178,935

Net assets                                              $   196,828        $   529,626      $   19,570,082
                                                  ========================================================

Accumulation units outstanding                           14,166.030         41,298.360       1,272,158.610
                                                  ========================================================

Net asset value and redemption price per unit           $ 13.894366        $ 12.824383      $    15.383366
                                                  ========================================================

Investment sub-account information:

Number of mutual fund shares                            $ 9,275.061         33,180.643       1,015,372.810

Net asset value per share                               $     21.65        $     15.96      $        19.45

Investment cost                                         $   189,263        $   475,214      $   15,837,381

See accompanying notes.

                          Separate Account VA-2LNY of
                Transamerica Life Insurance Company of New York

                            Statement of Operations

                         Year ended December 31, 1999

                                                                                        Zero
                                                            Money       Managed        Coupon       Quality
                                                           Market       Assets          2000          Bond
                                                         Sub-account  Sub-account   Sub-account   Sub-account
                                                         ----------------------------------------------------
Investment Income                                         $1,046,454  $ 1,539,469     $ 456,701   $ 1,142,883

Expenses:
 Mortality and expense risk charge                           311,372      252,928       119,657       283,940
                                                         ----------------------------------------------------

Net investment income (loss)                                 735,082    1,286,541       337,044       858,943

Net realized and unrealized gain (loss) on investments:
 Realized gain (loss) on investment transactions                   -      941,799        (5,768)     (295,342)
 Unrealized appreciation (depreciation) of investments             -   (1,243,978)     (222,123)     (813,247)
                                                         ----------------------------------------------------

Net gain (loss) on investments                                     -     (302,179)     (227,891)   (1,108,589)
                                                         ----------------------------------------------------

Increase (decrease) in net assets resulting from
 operations                                               $  735,082  $   984,362     $ 109,153   $  (249,646)
                                                         ====================================================

See accompanying notes.

                                                      Socially
   Small          Capital            Stock          Responsible        Growth and      International
    Cap        Appreciation        Index Fund           Fund             Income            Equity
Sub-account     Sub-account       Sub-account       Sub-account       Sub-account       Sub-account
------------------------------------------------------------------------------------------------------
$    43,319        $1,002,770        $ 1,330,988        $  869,782        $2,319,611        $  396,810


    822,089         1,375,068            890,492           241,568           836,237           103,518
------------------------------------------------------------------------------------------------------

   (778,770)         (372,298)           440,496           628,214         1,483,374           293,292


  4,623,349         8,262,729          4,966,158         1,435,316         1,615,612           231,636
  7,663,521         1,343,357          5,952,865         2,810,807         5,533,192         3,499,868
------------------------------------------------------------------------------------------------------

 12,286,880         9,606,086         10,919,023         4,246,123         7,148,804         3,731,504
------------------------------------------------------------------------------------------------------

$11,508,110        $9,233,788        $11,359,519        $4,874,337        $8,632,178        $4,024,796
======================================================================================================

                          Separate Account VA-2LNY of
                Transamerica Life Insurance Company of New York

                      Statement of Operations (continued)

                         Year ended December 31, 1999

                                                                                            Small      Limited Term
                                                            International  Disciplined     Company         High
                                                                Value         Stock         Stock         Income
                                                             Sub-account   Sub-account   Sub-account    Sub-account
                                                            -------------------------------------------------------
Investment income                                                $394,780   $  597,378   $         -    $ 1,360,342

Expenses:
 Mortality and expense risk charge                                 50,151      726,472        89,332        185,108
                                                            -------------------------------------------------------

Net investment income (loss)                                      344,629     (129,094)      (89,332)     1,175,234

Net realized and unrealized gain (loss) on
 investments:
 Realized gain (loss) on investment transactions                   68,421    3,248,891      (163,464)    (1,067,849)
 Unrealized appreciation (depreciation) of investments            473,153    5,304,677       766,817       (469,579)
                                                            -------------------------------------------------------

Net gain (loss) on investments                                    541,574    8,553,568       603,353     (1,537,428)
                                                            -------------------------------------------------------

Increase (decrease) in net assets resulting from operations      $886,203   $8,424,474   $   514,021    $  (362,194)
                                                            =======================================================

See accompanying notes.

                                                      TA VIF          Founders          Founders
 Balanced       Core Value         Mid-Cap            Growth           Growth           Passport
Sub-account    Sub-account       Sub-account       Sub-account       Sub-account      Sub-account
---------------------------------------------------------------------------------------------------
$1,525,540          $ 11,533          $  8,356        $      101          $  9,972         $ 53,393



   256,659            20,989            37,100           125,605             3,377            2,478
---------------------------------------------------------------------------------------------------

 1,268,881            (9,456)          (28,744)         (125,504)            6,595           50,915


   343,239            58,346           (16,936)          461,642             6,780          (15,832)
  (417,767)           94,248           345,024         2,674,469           191,382          155,818
---------------------------------------------------------------------------------------------------

   (74,528)          152,594           328,088         3,136,111           198,162          139,986
---------------------------------------------------------------------------------------------------

$1,194,353          $143,138          $299,344        $3,010,607          $204,757         $190,901
===================================================================================================

                          Separate Account VA-2LNY of
                Transamerica Life Insurance Company of New York


                      Statement of Operations (continued)


                         Year ended December 31, 1999

                                                                       Founders
                                                                     International        European           Technology
                                                                        Equity             Equity              Growth
                                                                      Sub-account        Sub-account        Sub-account
                                                                 ---------------------------------------------------------
Investment income                                                      $  12,070          $   5,883         $        -

Expenses:
 Mortality and expense risk charge                                           181                650             31,673
                                                                 ---------------------------------------------------------

Net investment income (loss)                                              11,889              5,233            (31,673)

Net realized and unrealized gain (loss) on investments:
 Realized gain (loss) on investment transactions                              45              4,103            550,586
 Unrealized appreciation (depreciation) of investments                    11,541             54,348          3,911,619
                                                                 ---------------------------------------------------------

Net gain (loss) on investments                                            11,586             58,451          4,462,205
                                                                 ---------------------------------------------------------

Increase (decrease) in net assets resulting from operations            $  23,475          $  63,684         $4,430,532
                                                                 =========================================================

See accompanying notes.

                          Separate Account VA-2LNY of
                Transamerica Life Insurance Company of New York


                      Statement of Changes in Net Assets


                         Year ended December 31, 1999

                                                                                                  Zero
                                                                    Money         Managed        Coupon       Quality
                                                                    Market        Assets          2000         Bond
                                                                 Sub-account   Sub-account    Sub-account   Sub-account
                                                               ----------------------------------------------------------
Increase (decrease) in net assets:
  Operations:
      Net investment income (loss)                                $   735,082   $ 1,286,541    $  337,044    $   858,943
      Realized gain (loss) on investment transactions                       -       941,799        (5,768)      (295,342)
      Unrealized appreciation (depreciation) of investments                 -    (1,243,978)     (222,123)      (813,247)
                                                               -----------------------------------------------------------

Increase (decrease) in net assets resulting from operations           735,082       984,362       109,153       (249,646)

Changes from accumulation unit transactions                           179,084      (935,749)      143,178        (70,273)
                                                               -----------------------------------------------------------
Total increase (decrease) in net assets                               914,166        48,613       252,331       (319,919)

Net assets at beginning of year                                    21,814,828    17,509,710     8,354,280     20,360,478
                                                               -----------------------------------------------------------

Net assets at end of year                                         $22,728,994   $17,558,323    $8,606,611    $20,040,559
                                                               ===========================================================

See accompanying notes.

                                                                   Socially
      Small              Capital                Stock             Responsible           Growth and          International
       Cap             Appreciation          Index Fund              Fund                 Income               Equity
   Sub-account         Sub-account           Sub-account          Sub-account          Sub-account           Sub-account
----------------------------------------------------------------------------------------------------------------------------
 $   (778,770)      $    (372,298)          $   440,496          $   628,214          $ 1,483,374           $   293,292
    4,623,359           8,262,729             4,966,158            1,435,316            1,615,612               231,636
    7,663,521           1,343,357             5,952,865            2,810,807            5,533,192             3,499,868
----------------------------------------------------------------------------------------------------------------------------

   11,508,110           9,233,788            11,359,519            4,874,337            8,632,178             4,024,796

   (7,660,694)         15,336,913            17,430,908            9,221,583           (5,057,166)              602,744
----------------------------------------------------------------------------------------------------------------------------

    3,847,416          24,570,701            28,790,427           14,095,920            3,575,012             4,627,540

   61,170,750          83,392,273            49,638,421           11,883,480           60,540,961             6,863,145
----------------------------------------------------------------------------------------------------------------------------

 $ 65,018,166       $ 107,962,974           $78,428,848          $25,979,400          $64,115,973           $11,490,685
============================================================================================================================

                          Separate Account VA-2LNY of
                Transamerica Life Insurance Company of New York


                Statement of Changes in Net Assets (continued)


                         Year ended December 31, 1999

                                                                                                Small      Limited Term
                                                               International   Disciplined     Company         High
                                                                   Value          Stock         Stock         Income
                                                                Sub-account    Sub-account   Sub-account    Sub-account
                                                             ----------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
      Net investment income (loss)                                $  344,629   $  (129,094)  $   (89,332)   $ 1,175,234
      Realized gain (loss) on investment transactions                 68,421     3,248,891      (163,464)    (1,067,849)
      Unrealized appreciation (depreciation) of investments          473,153     5,304,677       766,817       (469,579)
                                                             ----------------------------------------------------------

Increase (decrease) in net assets resulting from operations          886,203     8,424,474       514,021       (362,194)

Changes from accumulation unit transactions                        1,111,298    10,018,772    (1,081,711)    (2,466,959)
                                                             ----------------------------------------------------------

Total increase (decrease) in net assets                            1,997,501    18,443,246      (567,690)    (2,829,153)

Net assets at beginning of year                                    2,832,831    43,192,624     6,984,451     14,043,286
                                                             ----------------------------------------------------------

Net assets at end of year                                         $4,830,332   $61,635,870   $ 6,416,761    $11,214,133
                                                             ==========================================================

See accompanying notes.

                                                             TA VIF             Founders            Founders
  Balanced         Core Value            Mid-Cap             Growth              Growth             Passport
 Sub-account      Sub-account          Sub-account         Sub-account         Sub-account        Sub-account
--------------------------------------------------------------------------------------------------------------
 $  1,268,881    $    (9,456)         $   (28,744)        $  (125,504)        $     6,595         $   50,915
      343,239         58,346              (16,936)            461,642               6,780            (15,832)
     (417,767)        94,248              345,024           2,674,469             191,382            155,818

    1,194,353        143,138              299,344           3,010,607             204,757            190,901

    9,932,884      2,244,234              947,421           7,630,815           1,081,738            675,613
-------------------------------------------------------------------------------------------------------------

   11,127,237      2,387,372            1,246,765          10,641,815           1,286,495            866,514

   12,141,057        300,905            2,134,779           3,827,357                   -                  -
-------------------------------------------------------------------------------------------------------------

 $ 23,268,294    $ 2,688,277          $ 3,381,544         $14,468,779         $ 1,286,495         $  866,514
=============================================================================================================

                          Separate Account VA-2LNY of
                Transamerica Life Insurance Company of New York


                Statement of Changes in Net Assets (continued)


                         Year ended December 31, 1999

                                                                           Founders
                                                                        International        European         Technology
                                                                            Equity            Equity            Growth
                                                                         Sub-account       Sub-account        Sub-account
                                                                     ------------------------------------------------------
Increase (decrease) in net assets:
Operations:
      Net investment income (loss)                                         $ 11,889          $  5,233       $   (31,673)
      Realized gain (loss) on investment transactions                            45             4,103           550,586
      Unrealized appreciation (depreciation) of investments                  11,541            54,348         3,911,619
                                                                     ------------------------------------------------------

Increase (decrease) in net assets resulting from operations                  23,475            63,684         4,430,532

Changes from accumulation unit transactions                                 173,353           465,942        15,139,550
                                                                     ------------------------------------------------------

Total increase (decrease) in net assets                                     196,828           529,626        19,570,082

Net assets at beginning of year                                                   -                 -                 -
                                                                     ------------------------------------------------------

Net assets at end of year                                                  $196,828          $529,626       $19,570,082
                                                                     ======================================================

See accompanying notes.

                          Separate Account VA-2LNY of
                Transamerica Life Insurance Company of New York


                      Statement of Changes in Net Assets


                         Year ended December 31, 1998

                                                                                                 Zero
                                                                    Money        Managed        Coupon      Quality
                                                                    Market       Assets          2000        Bond
                                                                 Sub-account   Sub-account    Sub-account  Sub-account
                                                               --------------------------------------------------------
Increase (decrease) in net assets:
  Operations:
      Net investment income (loss)                                $   629,058   $  (117,341)   $  297,866   $ 1,076,380
      Realized gain (loss) on investment transactions                       -       563,661        23,745       197,397
      Unrealized appreciation (depreciation) of investments                 -     1,591,674        89,084      (666,270)
                                                               --------------------------------------------------------

Increase in net assets resulting from operations                      629,058     2,037,994       410,695       607,507

Changes from accumulation unit transactions                         7,032,148     1,039,572     1,266,393     4,679,811
                                                               --------------------------------------------------------

Total increase (decrease) in net assets                             7,661,206     3,077,566     1,677,088     5,287,318

Net assets at beginning of year                                    14,153,622    14,432,144     6,677,192    15,073,160
                                                               --------------------------------------------------------

Net assets at end of year                                         $21,814,828   $17,509,710    $8,354,280   $20,360,478
                                                               ========================================================

See accompanying notes.

                                                                      Socially
      Small                Capital                Stock             Responsible           Growth and          International
       Cap               Appreciation          Index Fund              Fund                 Income                Equity
   Sub-account           Sub-account           Sub-account          Sub-account          Sub-account           Sub-account
----------------------------------------------------------------------------------------------------------------------------
 $    310,599          $   (429,685)          $    87,189          $   327,550          $   808,881            $  (23,403)
    4,237,631             5,742,774             2,858,345              558,765              895,236                72,014
   (8,580,789)           10,602,193             5,910,339            1,272,916            3,635,826               (10,479)
----------------------------------------------------------------------------------------------------------------------------

   (4,032,559)           15,915,282             8,855,873            2,159,231            5,339,943                38,132

   (4,594,890)           17,948,742            12,368,807            3,534,558           (2,565,068)              990,203
----------------------------------------------------------------------------------------------------------------------------

   (8,627,449)           33,864,024            21,224,680            5,693,789            2,774,875             1,028,335

   69,798,199            49,528,249            28,413,741            6,189,691           57,766,086             5,834,810
----------------------------------------------------------------------------------------------------------------------------

 $ 61,170,750          $ 83,392,273           $49,638,421          $11,883,480          $60,540,961            $6,863,145
============================================================================================================================

                          Separate Account VA-2LNY of
                Transamerica Life Insurance Company of New York


                Statement of Changes in Net Assets (continued)


                         Year ended December 31, 1998

                                                                                                   Small      Limited Term
                                                                 International    Disciplined     Company         High
                                                                     Value           Stock         Stock         Income
                                                                  Sub-account     Sub-account   Sub-account    Sub-account
                                                               -----------------------------------------------------------
Increase (decrease) in net assets:
Operations:
      Net investment income (loss)                                  $  189,219    $   (71,187)  $   (60,788)   $   873,897
      Realized gain (loss) on investment transactions                   91,735      1,634,591       380,669       (207,330)
      Unrealized appreciation (depreciation) of investments           (148,169)     4,963,843    (1,011,209)    (1,026,343)
                                                               -----------------------------------------------------------

Increase in net assets resulting from operations                       132,785      6,527,247      (691,328)      (359,776)

Changes from accumulation unit transactions                            800,698     18,385,488     1,033,249      9,266,069
                                                               -----------------------------------------------------------

Total increase (decrease) in net assets                                933,483     24,912,735       341,921      8,906,293

Net assets at beginning of year                                      1,899,348     18,279,889     6,642,530      5,136,993
                                                               -----------------------------------------------------------

Net assets at end of year                                           $2,832,831    $43,192,624   $ 6,984,451    $14,043,286
                                                               ===========================================================

See accompanying notes.


                                                    TA VIF
   Balanced       Core Value       Mid-Cap          Growth
  Sub-account    Sub-account     Sub-account      Sub-account
----------------------------------------------------------------
$    667,505     $     61        $   (9,416)      $  298,463
      84,665       (2,272)          (52,439)         (16,276)
     853,483       10,282           143,039          225,653
----------------------------------------------------------------

   1,605,653        8,071            81,184          507,840

   6,618,341      292,834         2,053,595        3,319,517
----------------------------------------------------------------

   8,223,994      300,905         2,134,779        3,827,357

   3,917,063            -                 -                -
----------------------------------------------------------------

$ 12,141,057     $300,905        $2,134,779       $3,827,357
================================================================

                          Separate Account VA-2LNY of
                Transamerica Life Insurance Company of New York

                         Notes to Financial Statements

                               December 31, 1999

1. Organization

Separate Account VA-2LNY of Transamerica Life Insurance Company of New York ("Separate Account") was established by Transamerica Life Insurance Company of New York ("Transamerica Life"), a wholly-owned subsidiary of Transamerica Occidental Life Insurance Company, as a separate account under the laws of the State of New York on June 23, 1992. The Separate Account is registered with the Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940 as a unit investment trust and is designed to provide annuity benefits pursuant to deferred annuity contracts ("Contract") issued by Transamerica Life. The Separate Account commenced operations when initial deposits were received on July 7, 1993.

In accordance with the terms of the Contract, all payments allocated to the Separate Account by contract owners must be allocated to purchase units of any or all of the Separate Account's twenty-three sub-accounts, each of which invests exclusively in a specific corresponding mutual fund portfolio. The mutual fund portfolios are: twenty series of Dreyfus Variable Investment Fund (Variable Fund), The Dreyfus Stock Index Fund (Stock Index Fund), The Dreyfus Socially Responsible Growth Fund (Socially Responsible Fund) and The Transamerica VIF Growth Fund (TA VIF Fund) (together "the Funds"). The Variable Fund's twenty series are: Money Market, Managed Assets, Zero Coupon 2000, Quality Bond, Small Cap, Capital Appreciation, Growth and Income, International Equity, International Value, Disciplined Stock, Small Company Stock, Limited Term High Income, Balanced, Core Value, Mid-Cap, Founders Growth, Founders Passport, Founders International Equity, European Equity, and Technology Growth sub-accounts. The Funds are open-end management investment companies registered under the Investment Company Act of 1940.

2. Significant Accounting Policies

The accompanying financial statements of the Separate Account have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known which could impact the amounts reported and disclosed herein. The accounting principles followed and the methods of applying those principles are presented below:

                          Separate Account VA-2LNY of
                Transamerica Life Insurance Company of New York

                         Notes to Financial Statements

2. Significant Accounting Policies (continued)

Investment Valuation--Investments in the Funds' shares are carried at fair (net asset) value. Realized investment gains or losses on investments are determined on a specific identification basis which approximates average cost. Investment transactions are accounted for on the date the order to buy or sell is executed (trade date).

Investment Income--Investment income consists of dividend income (both ordinary and capital gains) and is recognized on the ex-dividend date. All distributions received are reinvested in the respective sub-accounts.

Federal Income Taxes--Operations of the Separate Account are part of, and will be taxed with, those of Transamerica Life, which is taxed as a "life insurance company" under the Internal Revenue Code. Under current federal income tax law, income from assets maintained in the Separate Account for the exclusive benefit of participants generally is not subject to federal income tax.

3. Expenses and Charges

Mortality and expense risk charges are deducted from each sub-account on a daily basis which is equal, on an annual basis, to 1.25% of the daily net asset value of the sub-account. This amount can never increase and is paid to Transamerica Life. An administrative expense charge is also deducted by Transamerica Life from each sub-account on a daily basis which is equal, on an annual basis, to
 .15% of the daily net asset value of the sub-account. This amount may change, but it is guaranteed not to exceed a maximum effective annual rate of .25%.

The following charges are deducted from a contract holder's account by Transamerica Life and not directly from the Separate Account. An annual contract fee is deducted at the end of each contract year prior to the annuity date. Currently, this charge is $30 (or 2% of account value, if less). This charge may change but is guaranteed not to exceed $60 (or 2% of the policy, if less). After the annuity date this charge is referred to as the Annuity Fee. In the event that a contract holder withdraws all or a portion of the contract holder's account, a contingent deferred sales load (CDSL) not exceeding 6% of premiums may be applied to the amount of the contract value withdrawn to cover certain expenses relating to the sale of contracts. The amount of the CDSL is based upon elapsed time since the premium was received and disappears after the seventh year. During 1999, CDSL amounted to $908,204.

                          Separate Account VA-2LNY of
                Transamerica Life Insurance Company of New York

                         Notes to Financial Statements

4. Remuneration

The Separate Account pays no remuneration to directors, advisory boards or officers or such other persons who may from time to time perform services for the Separate Account.

5. Accumulation Units

The changes in accumulation units and amounts are as follows:

                                                                       Zero
                                        Money          Managed        Coupon        Quality        Small
                                        Market         Assets          2000           Bond          Cap
                                      Sub-account    Sub-account    Sub-account    Sub-account   Sub-account
                                ----------------------------------------------------------------------------
Year ended December 31, 1999
--------------------------------

Accumulation Units:
 Units sold                        12,422,983.507    106,948.056    66,632.597    188,498.634     60,070.840
 Units redeemed                    (1,659,215.451)   (62,379.283)  (41,799.971)   (63,854.741)   (53,254.599)
 Units transferred                (10,622,744.256)  (100,945.353)  (16,141.313)  (129,350.344)  (125,305.387)
                                ----------------------------------------------------------------------------
Net increase (decrease)               141,023.800    (56,376.580)    8,691.313     (4,706.451)  (118,489.146)
                                ============================================================================

                                      Capital        Stock       Socially      Growth and    International
                                    Appreciation   Index Fund   Responsible      Income          Equity
                                    Sub-account   Sub-account   Sub-account    Sub-account    Sub-account
----------------------------------------------------------------------------------------------------------
Accumulation Units:
 Units sold                         441,807.724   272,590.665   171,195.461    141,286.888      35,211.043
 Units redeemed                    (171,777.643)  (68,455.011)  (41,274.653)  (136,910.641)    (15,371.235)
 Units transferred                  149,442.420   162,904.333   114,079.516   (172,629.150)      7,203.349
                                 -------------------------------------------------------------------------
Net increase (decrease)             419,472.501   367,039.987   244,000.324   (168,252.903)     27,043.157
                                 =========================================================================

                          Separate Account VA-2LNY of
                Transamerica Life Insurance Company of New York

                         Notes to Financial Statements

5. Accumulation Units (continued)

                                                                  Small      Limited Term
                                 International  Disciplined      Company         High
                                     Value         Stock          Stock         Income        Balanced
                                  Sub-account   Sub-account    Sub-account    Sub-account   Sub-account
                                 -----------------------------------------------------------------------
Accumulation Units:
 Units sold                        51,826.434    525,290.407     57,171.677    203,499.075   431,566.501
 Units redeemed                    (9,849.787)  (122,367.481)   (31,175.108)  (148,908.954)  (79,432.817)
 Units transferred                 42,855.759     98,594.411   (117,831.684)  (286,998.188)  331,327.848
                                 -----------------------------------------------------------------------
Net increase (decrease)            84,832.406    501,517.337    (91,835.115)  (232,408.067)  683,461.532
                                 =======================================================================

                                             Core                               TA VIF            Founders          Founders
                                            Value            Mid-Cap            Growth             Growth           Passport
                                         Sub-account       Sub-account        Sub-account        Sub-account       Sub-account
                                 -----------------------------------------------------------------------------------------------
Accumulation Units:
 Units sold                               117,269.843         80,979.439        220,841.861         25,835.109        21,897.837
 Units redeemed                           (34,518.880)       (21,268.452)       (38,367.831)        (2,022.429)                -
 Units transferred                        129,984.909         39,878.945        418,479.978         78,029.830        31,776.933
                                 -----------------------------------------------------------------------------------------------
Net increase (decrease)                   212,735.872         99,589.932        600,954.008        101,842.510        53,674.770
                                 ===============================================================================================

                                            Founders
                                         International      European          Technology
                                             Equity          Equity             Growth
                                          Sub-account      Sub-account        Sub-account
                                 ----------------------------------------------------------
Accumulation Units:
 Units sold                                 3,578.218         16,921.869        341,785.608
 Units redeemed                                 (.339)            (5.834)       (18,152.920)
 Units transferred                         10,588.151         24,382.325        948,525.922
                                 ----------------------------------------------------------
Net increase (decrease)                    14,166.030         41,298.360      1,272,158.610
                                 ==========================================================

                          Separate Account VA-2LNY of
                Transamerica Life Insurance Company of New York

                         Notes to Financial Statements

5. Accumulation Units (continued)

                                                                   Zero
                                    Money          Managed        Coupon       Quality        Small
                                    Market         Assets          2000          Bond          Cap
                                  Sub-account    Sub-account   Sub-account   Sub-account   Sub-account
                                ----------------------------------------------------------------------
Year ended December 31, 1999
--------------------------------

Amounts:
 Sales                            $ 26,762,022   $ 1,775,143    $1,097,682   $ 4,125,753   $ 3,883,767
 Redemptions                        (3,574,340)   (1,035,383)     (688,598)   (1,397,617)   (3,443,076)
 Transfers                         (23,008,598)   (1,675,509)     (265,906)   (2,798,409)   (8,101,385)
                                ----------------------------------------------------------------------
Net increase (decrease)           $    179,084   $  (935,749)   $  143,178   $   (70,273)   (7,660,694)
                                ======================================================================

                                      Capital        Stock        Socially      Growth and    International
                                    Appreciation   Index Fund    Responsible      Income          Equity
                                    Sub-account    Sub-account   Sub-account    Sub-account    Sub-account
                                 --------------------------------------------------------------------------
Amounts:
 Sales                              $16,153,542    $12,945,464   $ 6,470,045    $ 4,246,650       $ 784,792
 Redemptions                         (6,280,599)    (3,250,962)   (1,559,906)    (4,115,114)       (342,598)
 Transfers                            5,463,970      7,736,406     4,311,444     (5,188,702)        160,550
                                 --------------------------------------------------------------------------
Net increase (decrease)             $15,336,913    $17,430,908   $ 9,221,583    $(5,057,166)      $ 602,744
                                 ==========================================================================

                                                                    Small      Limited Term
                                   International  Disciplined      Company         High
                                       Value         Stock          Stock         Income       Balanced
                                    Sub-account   Sub-account    Sub-account    Sub-account   Sub-account
                                 ------------------------------------------------------------------------
Amounts:
 Sales                              $  678,922    $10,493,685    $   673,415    $ 2,160,097   $ 6,272,043
 Redemptions                          (129,031)    (2,444,525)      (367,206)    (1,580,635)   (1,154,413)
 Transfers                             561,407      1,969,612     (1,387,920)    (3,046,421)    4,815,254
                                 ------------------------------------------------------------------------
Net increase (decrease)             $1,111,298    $10,018,772    $(1,081,711)   $(2,466,959)  $ 9,932,884
                                 ========================================================================

                          Separate Account VA-2LNY of
                Transamerica Life Insurance Company of New York

                         Notes to Financial Statements

5. Accumulation Units (continued)

                                             Core                               TA VIF            Founders          Founders
                                            Value            Mid-Cap            Growth             Growth           Passport
                                         Sub-account       Sub-account        Sub-account        Sub-account       Sub-account
                                 -----------------------------------------------------------------------------------------------
Amounts:
 Sales                                     $1,237,125          $ 770,375         $2,804,213         $  274,412          $275,632
 Redemptions                                 (364,153)          (202,331)          (487,188)           (21,481)                -
 Transfers                                  1,371,262            379,377          5,313,790            828,807           399,981
                                 -----------------------------------------------------------------------------------------------
Net increase (decrease)                    $2,244,234          $ 947,421         $7,630,815         $1,081,738          $675,613
                                 ===============================================================================================

                                            Founders
                                         International      European          Technology
                                             Equity          Equity             Growth
                                          Sub-account      Sub-account        Sub-account
                                 ----------------------------------------------------------
Amounts:
 Sales                                       $ 43,787           $190,918        $ 4,334,576
 Redemptions                                       (4)               (65)        (1,224,373)
 Transfers                                    129,570            275,089         12,029,347
                                 ----------------------------------------------------------
Net increase (decrease)                      $173,353           $465,942        $15,139,550
                                 ==========================================================

                                                                      Zero
                                        Money         Managed       Coupon        Quality         Small
                                        Market        Assets         2000          Bond            Cap
                                      Sub-account   Sub-account   Sub-account   Sub-account    Sub-account
                                ---------------------------------------------------------------------------
Year ended December 31, 1998
--------------------------------

Accumulation Units:
 Units sold                        25,447,082.400   213,542.430    77,227.750    364,955.330    122,904.460
 Units redeemed                    (1,678,332.460)  (64,528.640)  (28,491.380)  (156,513.280)   (61,157.260)
 Units transferred                (17,903,312.057)  (84,562.578)   28,809.811     86,318.685   (143,896.718)
                                ---------------------------------------------------------------------------
Net increase (decrease)             5,865,437.883    64,451.212    77,546.181    294,760.735    (82,149.518)
                                ===========================================================================

                          Separate Account VA-2LNY of
                Transamerica Life Insurance Company of New York

                         Notes to Financial Statements



5. Accumulation Units (continued)

                                          Capital         Stock        Socially      Growth and     International
                                       Appreciation     Index Fund    Responsible      Income          Equity
                                        Sub-account     Sub-account   Sub-account    Sub-account     Sub-account
                                   -----------------------------------------------------------------------------
Accumulation Units:
 Units sold                            436,254.560     209,687.110    96,827.560     261,574.990      48,980.950
 Units redeemed                       (102,343.470)    (46,087.010)  (13,138.640)   (164,068.580)    (22,538.460)
 Units transferred                     225,784.793     145,111.066    32,529.672    (205,498.775)     27,094.490
                                   -----------------------------------------------------------------------------

Net increase (decrease)                559,695.883     308,711.166   116,218.592    (107,992.365)     53,536.980
                                   =============================================================================

                                                                        Small      Limited Term
                                     International    Disciplined      Company         High
                                         Value           Stock          Stock         Income         Balanced
                                      Sub-account     Sub-account    Sub-account    Sub-account     Sub-account
                                   ----------------------------------------------------------------------------
Accumulation Units:
 Units sold                            49,224.920     692,393.160    107,895.800    649,946.190     246,123.390
 Units redeemed                       (14,104.180)   (105,184.520)   (28,735.160)   (75,260.830)    (26,104.040)
 Units transferred                     32,464.840     478,868.837    (10,394.257)   260,365.994     303,599.121
                                   ----------------------------------------------------------------------------

Net increase (decrease)                67,585.580   1,066,077.477     68,766.383    835,051.354     523,618.471
                                   ============================================================================

                                        Core                                   TA VIF
                                       Value                Mid-Cap            Growth
                                    Sub-account           Sub-account        Sub-account
                                   -----------------------------------------------------
Accumulation Units:
 Units sold                           20,998.960          131,482.260        130,149.420
 Units redeemed                       (2,249.800)         (21,435.670)        (3,914.980)
 Units transferred                    13,648.967          111,534.718        210,990.802
                                 -------------------------------------------------------

Net increase (decrease)               32,398.127          221,581.308        337,225.242
                                 =======================================================

                          Separate Account VA-2LNY of
                Transamerica Life Insurance Company of New York

                         Notes to Financial Statements

5. Accumulation Units (continued)

                                                                       Zero
                                       Money           Managed        Coupon       Quality         Small
                                       Market           Assets         2000          Bond           Cap
                                     Sub-account     Sub-account    Sub-account   Sub-account   Sub-account
                                   ------------------------------------------------------------------------
Year ended December 31, 1998
----------------------------

Amounts:
 Sales                             $  30,508,062     $ 3,448,122    $ 1,260,849   $ 5,794,920   $ 6,900,528
 Redemptions                          (2,012,072)     (1,043,388)      (465,029)   (2,486,206)   (3,428,523)
 Transfers                           (21,463,842)     (1,365,162)       470,573     1,371,097    (8,066,895)
                                   ------------------------------------------------------------------------

Net increase (decrease)            $   7,032,148     $ 1,039,572    $ 1,266,393   $ 4,679,811   $(4,594,890)
                                   ========================================================================

                                       Capital          Stock        Socially      Growth and   International
                                     Appreciation     Index Fund    Responsible      Income        Equity
                                      Sub-account     Sub-account   Sub-account   Sub-account   Sub-account
                                   ------------------------------------------------------------------------
Amounts:
 Sales                             $   13,987,543     $ 8,397,364   $ 2,941,926   $ 6,191,957   $   906,364
 Redemptions                           (3,283,659)     (1,846,848)     (399,035)   (3,888,648)     (418,210)
 Transfers                              7,244,858       5,818,291       991,667    (4,868,377)      502,049
                                   ------------------------------------------------------------------------

Net increase (decrease)            $   17,948,742     $12,368,807   $ 3,534,558   $(2,565,068)  $   990,203
                                   ========================================================================

                                                                 Small        Limited Term
                                 International   Disciplined    Company           High
                                    Value          Stock          Stock         Income      Balanced
                                 Sub-account     Sub-account   Sub-account    Sub-account  Sub-account
                                 ---------------------------------------------------------------------
Amounts:
 Sales                             $ 583,512    $11,943,710    $1,619,444     $7,212,244    $3,110,644
 Redemptions                        (167,501)    (1,806,592)     (431,278)      (835,237)     (329,489)
 Transfers                           384,687      8,248,370      (154,917)     2,889,062     3,837,186
                                 ---------------------------------------------------------------------

Net increase (decrease)            $ 800,698    $18,385,488    $1,033,249     $9,266,069    $6,618,341
                                 =====================================================================

                          Separate Account VA-2LNY of
                Transamerica Life Insurance Company of New York

                         Notes to Financial Statements

5. Accumulation Units (continued)


                                           Core                                     TA VIF
                                           Value               Mid-Cap              Growth
                                         Sub-account          Sub-account        Sub-account
                                   ---------------------------------------------------------
Amounts:
 Sales                                       $189,907         $1,218,026         $1,279,388
 Redemptions                                  (20,316)          (198,759)           (38,635)
 Transfers                                    123,243          1,034,328          2,078,764
                                 ----------------------------------------------------------

Net increase (decrease)                      $292,834         $2,053,595         $3,319,517
                                 ==========================================================

6. Investment Transactions

The aggregate cost of purchases and the aggregate proceeds from the sales of investments for the year ended December 31, 1999 were:

                                                                                Zero
                                            Money             Managed          Coupon             Quality           Small
                                            Market            Assets            2000               Bond              Cap
                                          Sub-account       Sub-account       Sub-account       Sub-account      Sub-account
                                    ----------------------------------------------------------------------------------------
Aggregate purchases                         $50,684,870       $4,749,928        $2,308,395       $7,810,660      $11,248,129
                                    ========================================================================================

Aggregate proceeds from sales               $49,766,047       $4,394,190        $1,840,337       $7,055,248      $19,687,921
                                    ========================================================================================

                                             Capital           Stock            Socially        Growth and      International
                                          Appreciation      Index Fund        Responsible         Income           Equity
                                           Sub-account      Sub-account       Sub-account       Sub-account      Sub-account
                                    ------------------------------------------------------------------------------------------
Aggregate purchases                         $32,264,077        $27,797,226       $14,819,592      $10,301,960       $3,326,404
                                    ==========================================================================================

Aggregate proceeds from sales               $17,247,053        $ 9,914,595       $ 4,953,660      $13,905,348       $2,355,165
                                    ==========================================================================================

                                                                                 Small         Limited Term
                                         International      Disciplined         Company            High
                                             Value             Stock             Stock            Income           Balanced
                                          Sub-account       Sub-account       Sub-account       Sub-account      Sub-account
                                    -------------------------------------------------------------------------------------------
Aggregate purchases                          $4,260,017        $19,375,116        $1,145,023       $5,031,884       $14,136,421
                                    ===========================================================================================

Aggregate proceeds from sales                $2,803,925        $ 9,530,236        $2,311,297       $6,414,260       $ 2,921,362
                                    ===========================================================================================

                          Separate Account VA-2LNY of
                Transamerica Life Insurance Company of New York

                   Notes to Financial Statements (continued)

6. Investment Transactions (continued)

                                              Core                               TA VIF          Founders          Founders
                                              Value           Mid-Cap            Growth           Growth           Passport
                                           Sub-account      Sub-account       Sub-account       Sub-account      Sub-account
                                    -------------------------------------------------------------------------------------------
Aggregate purchases                          $3,495,406         $1,649,710       $10,191,801       $1,251,290        $2,622,232
                                    ===========================================================================================

Aggregate proceeds from sales                $1,121,289         $  739,612       $ 2,725,965       $  158,114        $1,866,631
                                    ===========================================================================================

                                            Founders
                                          International      European          Technology
                                             Equity           Equity             Growth
                                           Sub-account      Sub-account       Sub-account
                                    --------------------------------------------------------
Aggregate purchases                            $189,426           $518,802       $17,682,227
                                    ========================================================

Aggregate proceeds from sales                  $    208           $ 47,691       $ 2,395,432
                                    ========================================================

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)     Financial Statements

        All required financial statements are included in Parts A or B of this Registration Statement.

(b)     Exhibits

        (1) Resolution of the Board of Directors of First Transamerica Life Insurance Company ("Transamerica") authorizing establishment of the Variable Account. (1)

        (2)   Not Applicable.

        (3)   (a)      Master Agreement among Transamerica Occidental Life
                       InsuranceCompany, First Transamerica Life Insurance
                       Company, Transamerica Financial Resources, Inc., Dreyfus
                       Service Corporation, and Dreyfus Service Organization,
                       Inc. (4)

              (b) Principal Agency Agreement between First Transameric a Life Insurance Company and Dreyfus Service Organization, Inc. (3)

              (c) Distribution Agreement between First Transamerica life Insurance Company and Dreyfus Service Corporation. (3)

              (d) Form of Sales Agreement among Dreyfus Service Corporation, Dreyfus Service Organization, Inc. and Broker-Dealers. (4)

              (e) Amendment Dated as of August 31, 1993, to Master Agreement among Transamerica Occidental Life Insurance Company, First Transamerica Life Insurance Company, Transamerica Financial Resources, Inc., Dreyfus Service Corporation and Dreyfus Service Organization, Inc. (5)

              (f) Amendment Dated as of August 31, 1993 to Principal Agency Agreement between First Transamerica Life Insurance Company and Dreyfus Service Organization, Inc. (5)

              (g) Amendment Dated as of August 31, 1993 to Distribution Agreement between First Transamerica Life Insurance Company and Dreyfus Service Corporation. (5)

              (h) Form of Sales Agreement among Transamerica Insurance Securities Sales Corporation, Transamerica Occidental Life Insurance Company, First Transamerica Life Insurance Company and Broker/Dealers, dated August 24, 1994. (8)

              (i) Form of Sales Agreement between Transamerica Occidental Life Insurance Company, Transamerica Life Insurance and Annuity Company, First Transamerica Life Insurance Company and Transamerica Securities Sales Corporation.
                       (8)

        (4)   Policy Form and Endorsements. (5)

              (a) Form of Flexible Premium Multi-Funded Individual Deferred Annuity Policy. (5)

              (b)      Form of IRA Endorsement. (5)

              (c)      Form of Automatic Payout Option Endorsement. (5)

              (d)      Form of Dollar Cost Averaging Option Endorsement. (5)

              (e)      Form of Systematic Withdrawal Option Endorsement. (5)

              (f)      Form of Unisex Annuity Rates Endorsement. (5)

              (g)   Form of Fixed Account Rider. (9)

        (5)   Form of Application. (5)

        (6)   (a)      Declaration of Intention and Charter of Transamerica. (1)

              (b)      By-Laws of Transamerica. (1)

        (7)   Not applicable.

        (8)   (a)      Participation Agreement between First Transamerica Life
                       Insurance Company and Dreyfus Variable Investment
                        Fund. (3)

              (a)(1) Amendment to Participation Agreement between First Transamerica Life Insurance Company and Dreyfus Variable Investment Fund. (13)

              (b) Participation Agreement between First Transamerica Life Insurance Company and Dreyfus Life and Annuity Index Fund, Inc. (3)

              (c) Participation Agreement between First Transamerica Life Insurance Company and The Dreyfus Socially Responsible Growth Fund, Inc. (5)

              (d) Administrative Services Agreement (Draft) between First Transamerica Life Insurance Company and Vantage Computer Systems, Inc. (3)

              (e) Form of Participation Agreement between Transamerica Life Insurance Company of New York and Dreyfus Investment Services. (9)

              (f) Form of Participation Agreement between Transamerica Variable Insurance Fund, Transamerica Securities Sales Corporation and Transamerica Life Insurance Company of New York. (9)

        (9)   (a)      Opinion and Consent of Counsel. (7)

        (10)  (a)      Consent of Counsel. (9)

              (b)      Consent of Independent Auditors. (12)

        (11)  No financial statements are omitted from item 23.

        (12)  Not applicable.

        (13)  Performance Data Calculations. (5)

        (14)  Not applicable.

        (15)  Powers of Attorney.

        Alan T. Cunningham (9)               Marc C. Abrahms (9)
        Daniel E. Jund (9)                   Thomas O'Neill (12)
        James T. Byrne, Jr. (9)              Robert Rubinstein (12)
        John A. Fibiger (9)                  James B. Roszak (9)
        Nooruddin S. Veerjee (9)             Alexander Smith, Jr. (12)


(1) Filed with initial filing of the Form N-4 Registration Statement, File No. 33-55152 (December 1, 1992).

(2) Filed with Pre-Effective Amendment No.1 to the Form N-4 Registration Statement, File No. 33-55152 (February 10, 1993).

(3) Incorporated by reference to the like-numbered exhibit to Post-Effective Amendment No.1 to the Form N-4 Registration Statement of Transamerica Occidental Life Insurance Company's Separate Account VA-2L, File No. 33-49998 (April 30, 1993).

(4) Filed with Post-Effective Amendment No. 1 to the Form N-4 Registration Statement, File No. 33-55152 (June 8, 1993).

(5) Filed with Post-Effective Amendment No. 2 to the Form N-4 Registration Statement, File No. 33-55152 (April 29, 1994).

(6) Filed with Post-Effective Amendment No. 3 to the Form N-4 Registration Statement File No. 33-55152 (April 29, 1995).

(7) Filed with Post-Effective Amendment No. 5 to the Form N-4 Registration Statement File No. 33-55152 (April 26, 1996).

(8) Filed with Post-Effective Amendment No. 6 to the Form N-4 Registration Statement File No. 33-55152 (April 28, 1997)

(9) Filed with Post-Effective Amendment No. 7 to the Form N-4 Registration Statement File No. 33-55152 (April 28, 1998).

(10) Filed with Post-Effective Amendment No. 8 to the Form N-4 Registration Statement File No. 33-55152 (February 26, 1999).

(11) Filed with Post-Effective Amendment No. 10 to the Form N-4 Registration Statement File No. 33-55152 (September 24, 1999).

(12)    Filed herewith.

(13)    To be filed by amendment.


Item 25.  Directors and Officers of the Depositor

        Name and Principal
        Business Address           Position and Offices with Depositor
        --------------------------------------------------------------
        Nooruddin S. Veerjee               Director and Chairman
        James W. Dederer                   General Counsel
        Alan T. Cunningham                 Director and President

        Robert Rubinstein                  Director, Senior Vice President,
                                           Chief Actuary and Chief Operating
                                           Officer and Secretary
        Gary Rolle'                        Investment Officer
        Susan Silbert                      Investment Officer
        Nicki Bair FSA, MAAA               Vice President
        Roy Chong-Kit FSA, MAAA            Vice President
        Paul Hankowitz MD                  Vice President and Chief Medical
                                           Director
        Ken Kilbane                        Vice President
        William J. Lyons                   Vice President and Chief Underwriter
        Alexander Smith, Jr.               Vice President, Administration and
                                           Controller
        Kamran Haghighi                    Tax Officer
        William M. Hurst                   Assistant Secretary
        Timothy Weis                       Vice President
        Sally S. Yamada                    Treasurer
        Marc C. Abrahms                    Director
        James T. Byrne, Jr.                Director
        John A. Fibiger                    Director
        Daniel E. Jund                     Director
        Thomas O'Neill                     Director
        James B. Roszak                    Director


        The Depositor, Transamerica Life Insurance Company of New York (Transamerica), is wholly owned by Transamerica Occidental Life Insurance Company. The Registrant is a segregated asset account of Transamerica.

Item 26. Person Controlled by or under Common Control With the Depositor or Registrant.


                                            Jurisdiction of      Percent of Voting
Name                                        Incorporation        Securities Owned              Business
----                                        -------------        ----------------              --------
AEGON N.V.                                  Netherlands          51.16% of Vereniging          Holding company
                                                                 AEGON Netherlands
                                                                 Membership Association

Groninger Financieringen B.V.               Netherlands          100% AEGON N.V.               Holding company

AEGON Netherland N.V.                       Netherlands          100% AEGON N.V.               Holding company

AEGON Nevak Holding B.V.                    Netherlands          100% AEGON N.V.               Holding company

AEGON International N.V.                    Netherlands          100% AEGON N.V.               Holding company

Voting Trust Trustees:                      Delaware             Voting Trust
K.J. Storm
Donald J. Shepard H.B.
Van Wijk Dennis Hersch

AEGON U.S. Holding Corporation              Delaware             100% Voting Trust             Holding company

Short Hills Management Company              New Jersey           100% AEGON U.S.               Holding company
                                                                 Holding Corporation

CORPA Reinsurance Company                   New York             100% AEGON U.S.               Holding company
                                                                 Holding Corporation


AEGON Management Company                 Indiana               100% AEGON U.S.                     Holding company
                                                               Holding Corporation

RCC North America Inc.                   Delaware              100% AEGON U.S.                     Holding company
                                                               Holding Corporation

AEGON USA, Inc.                          Iowa                  100% AEGON U.S.                     Holding company
                                                               Holding Corporation

Transamerica Holding Company             Delaware              100% AEGON USA, Inc.                Holding Company

AEGON Funding Corp.                      Delaware              100% Transamerica                   Issue debt securities-net
                                                               Holding Company                     proceeds used to make
                                                                                                   loans to affiliates

First AUSA Life Insurance                Maryland              100% AEGON USA, Inc.                Insurance holding
Company                                                                                            company

AUSA Life Insurance                      New York              82.33% First AUSA Life              Insurance
Company, Inc.                                                  Insurance Company
                                                               17.67% Veterans Life
                                                               Insurance Company

Life Investors Insurance                 Iowa                  100% First AUSA Life Ins. Co.       Insurance
Company of America

Life Investors Alliance, LLC             Delaware              100% LIICA                          Purchase, own, and
                                                                                                   hold the equity interest
                                                                                                   of other entities

Great American Insurance                 Iowa                  100% LIICA                          Marketing
Agency, Inc.

Bankers United Life                      Iowa                  100% Life Investors Ins.            Insurance
Assurance Company                                              Company of America

PFL Life Insurance Company               Iowa                  100% First AUSA Life Ins. Co.       Insurance

AEGON Financial Services                 Minnesota             100% PFL Life Insurance Co.         Marketing
Group, Inc.

AEGON Assignment Corporation             Kentucky              100% AEGON Financial                Administrator of
of Kentucky                                                    Services Group, Inc.                structured settlements

AEGON Assignment Corporation             Illinois              100% AEGON Financial                Administrator of
                                                               Services Group, Inc.                structured settlements

Southwest Equity Life Ins. Co.           Arizona               100% of Common Voting Stock         Insurance
                                                               First AUSA Life Ins. Co.

Iowa Fidelity Life Insurance Co.         Arizona               100% of Common Voting Stock         Insurance
                                                               First AUSA Life Ins. Co.



Western Reserve Life Assurance           Ohio                  100% First AUSA Life Ins. Co.       Insurance
Co. of Ohio

WRL Series Fund, Inc.                    Maryland              Various                             Mutual fund

WRL Investment Services, Inc.            Florida               100% Western Reserve Life           Provides administration
                                                               Assurance Co. of Ohio               for affiliated mutual
                                                                                                   fund

WRL Investment                           Florida               100% Western Reserve Life           Registered investment
Management, Inc.                                               Assurance Co. of Ohio               advisor

ISI Insurance Agency, Inc.               California            100% Western Reserve Life           Insurance agency
And Subsidiaries                                               Assurance Co. of Ohio

ISI Insurance Agency                     Alabama               100% ISI Insurance Agency, Inc.     Insurance Agency
of Alabama, Inc.

ISI Insurance Agency                     Ohio                  100% ISI Insurance Agency, Inc.     Insurance agency
of Ohio, Inc.

ISI Insurance Agency                     Massachusetts         100% ISI Insurance Agency Inc.      Insurance Agency
of Massachusetts, Inc.

ISI Insurance Agency                     Texas                 100% ISI Insurance Agency, Inc.     Insurance agency
of Texas, Inc.

ISI Insurance Agency                     Hawaii                100% ISI Insurance                  Insurance agency
of Hawaii, Inc.                                                Agency, Inc.

ISI Insurance Agency                     New Mexico            100% ISI Insurance                  Insurance agency
New Mexico, Inc.                                               Agency, Inc.

AEGON Equity Group, Inc.                 Florida               100% Western Reserve Life           Insurance Agency
                                                               Assurance Co. of Ohio

Monumental General Casualty Co.          Maryland              100% First AUSA Life Ins. Co.       Insurance

United Financial Services, Inc.          Maryland              100% First AUSA Life Ins. Co.       General agency

Bankers Financial Life Ins. Co.          Arizona               100% First AUSA Life Ins. Co.       Insurance

The Whitestone Corporation               Maryland              100% First AUSA Life Ins. Co.       Insurance agency

Cadet Holding Corp.                      Iowa                  100% First AUSA Life                Holding company
                                                               Insurance Company

Monumental General Life                  Puerto Rico           51% First AUSA Life                 Insurance
Insurance Company of                                           Insurance Company
Puerto Rico                                                    49% Baldrich & Associates
                                                               of Puerto Rico

AUSA Holding Company                     Maryland              100% AEGON USA, Inc.                Holding company



Monumental General Insurance             Maryland              100% AUSA Holding Co.               Holding company
Group, Inc.

Trip Mate Insurance Agency, Inc.         Kansas                100% Monumental General             Sale/admin. of travel
                                                               Insurance Group, Inc.               insurance

Monumental General                       Maryland              100% Monumental General             Provides management
Administrators, Inc.                                           Insurance Group, Inc.               srvcs. to unaffiliated
                                                                                                   third party
                                                                                                   administrator

Executive Management and                 Maryland              100% Monumental General             Provides actuarial
Consultant Services, Inc.                                      Administrators, Inc.                consulting services

Monumental General Mass                  Maryland              100% Monumental General             Marketing arm for sale
Marketing, Inc.                                                Insurance Group, Inc.               of mass marketed
                                                                                                   insurance coverages

AUSA Financial Markets, Inc.             Iowa                  100% AUSA Holding Co.               Marketing

Transamerica Capital, Inc.               California            100% AUSA Holding Co.               Broker/Dealer

Endeavor Management Company              California            100% AUSA Holding Co.               Investment
                                                                                                   Management

Universal Benefits Corporation           Iowa                  100% AUSA Holding Co.               Third party
                                                                                                   administrator

Investors Warranty of                    Iowa                  100% AUSA Holding Co.               Provider of automobile
America, Inc.                                                                                      extended maintenance
                                                                                                   contracts

Massachusetts Fidelity Trust Co.         Iowa                  100% AUSA Holding Co.               Trust company

Money Services, Inc.                     Delaware              100% AUSA Holding Co.               Provides financial
                                                                                                   counseling for
                                                                                                   employees and agents
                                                                                                   of affiliated companies

ADB Corporation                          Delaware              100% Money Services, Inc.           Special purpose limited
                                                                                                   Liability company

ORBA Insurance Services, Inc.            California            10.56% Money Services, Inc.         Insurance agency

Zahorik Company, Inc.                    California            100% AUSA Holding Co.               Broker-Dealer

ZCI, Inc.                                Alabama               100% Zahorik Company, Inc.          Insurance agency

Zahorik Texas, Inc.                      Texas                 100% Zahorik Company, Inc.          Insurance agency

Long, Miller & Associates, L.L.C.        California            33-1/3% AUSA Holding Co.            Insurance agency

AEGON Asset Management                   Delaware              100% AUSA Holding Co.               Registered investment
Services, Inc.                                                                                     advisor



InterSecurities, Inc.                    Delaware              100% AUSA Holding Co.               Broker-Dealer

Associated Mariner Financial             Michigan              100% InterSecurities, Inc.          Holding company/
Group, Inc.                                                                                        management services

Associated Mariner Ins. Agency           Massachusetts         100% Associated Mariner             Insurance agency
of Massachusetts, Inc.                                         Agency, Inc.

Associated Mariner Agency                Ohio                  100% Associated Mariner             Insurance agency
Ohio, Inc.                                                     Agency, Inc.

Associated Mariner Agency                Texas                 100% Associated Mariner             Insurance agency
Texas, Inc.                                                    Agency, Inc.

Idex Investor Services, Inc.             Florida               100% AUSA Holding Co.               Shareholder services

Idex Management, Inc.                    Delaware              100% AUSA Holding Co.               Investment advisor

IDEX Mutual Funds                        Massachusetts         Various                             Mutual fund

Diversified Investment                   Delaware              100% AUSA Holding Co.               Registered investment
Advisors, Inc.                                                                                     advisor

Diversified Investors Securities         Delaware              100% Diversified Investment         Broker-Dealer
Corp.                                                          Advisors, Inc.

George Beram & Company, Inc.             Massachusetts         100% Diversified Investment         Employee benefit and
                                                               Advisors, Inc.                      actuarial consulting

AEGON USA Securities, Inc.               Iowa                  100% AUSA Holding Co.               Broker-Dealer
                                                                                                   (De-registered)

Creditor Resources, Inc.                 Michigan              100% AUSA Holding Co.               Credit insurance

CRC Creditor Resources                   Canada                100% Creditor Resources, Inc.       Insurance agency
Canadian Dealer Network Inc.

Weiner Agency, Inc.                      Maryland              100% Creditor Resources, Inc.       Insurance agency

AEGON USA Investment                     Iowa                  100% AUSA Holding Co.               Investment advisor
Management, Inc.

AEGON USA Realty                         Iowa                  100% AUSA Holding Co.               Provides real estate
Advisors, Inc.                                                                                     administrative and real
                                                                                                   estate investment
                                                                                                   services
AEGON USA Real Estate                    Delaware              100% AEGON USA Realty               Real estate and
Services, Inc.                                                 Advisors, Inc.                      mortgage holding
                                                                                                   company

QSC Holding, Inc.                        Delaware              100% AEGON USA Realty               Real estate and financial
                                                               Advisors, Inc.                      software production and
                                                                                                   sales



LRA, Inc.                                Iowa                  100% AEGON USA Realty               Real estate counseling
                                                               Advisors, Inc.

Landauer Associates, Inc.                Delaware              100% AEGON USA Realty               Real estate counseling
                                                               Advisors, Inc.

Landauer Realty Associates, Inc.         Texas                 100% Landauer Associates, Inc.      Real estate counseling

Realty Information Systems, Inc.         Iowa                  100% AEGON USA Realty               Information Systems for
                                                               Advisors, Inc.                      real estate investment
                                                                                                   management

USP Real Estate Investment Trust         Iowa                  12.89% First AUSA Life Ins. Co.     Real estate investment
                                                               13.11% PFL Life Ins. Co.            trust
                                                               4.86% Bankers United Life
                                                               Assurance Co.

RCC Properties Limited                   Iowa                  AEGON USA Realty Advisors,          Limited Partnership
Partnership                                                    Inc. is General Partner and 5%
                                                               owner.

Commonwealth General                     Delaware              100% AEGON USA, Inc.                Holding company
Corporation ("CGC")

AFSG  Securities Corporation             Pennsylvania          100% CGC                            Broker-Dealer

Benefit Plans, Inc.                      Delaware              100% CGC                            TPA for Peoples
                                                                                                   Security Life
                                                                                                   Insurance Company

Durco Agency, Inc.                       Virginia              100% Benefit Plans, Inc.            General agent

Capital 200 Block Corporation            Delaware              100% CGC                            Real estate holdings

Capital Real Estate                      Delaware              100% CGC                            Furniture and
Development Corporation                                                                            equipment lessor

Commonwealth General.                    Kentucky              100% CGC                            Administrator of
Assignment Corporation                                                                             structured settlements

Diversified Financial Products Inc.      Delaware              100% CGC                            Provider of investment,
                                                                                                   marketing and admin.
                                                                                                   services to ins. cos.

Monumental Agency Group, Inc.            Kentucky              100%  CGC                           Provider of srvcs. To
                                                                                                   ins. cos.

PB Investment Advisors, Inc.             Delaware              100% CGC                            Registered investment
                                                                                                   advisor (de-registered)

Southlife, Inc.                          Tennessee             100% CGC                            Investment subsidiary



Commonwealth General LLC                 Turks &               100% CGC                            Special-purpose
                                         Caicos Islands                                            subsidiary

Ampac Insurance Agency, Inc.             Pennsylvania          100% CGC                            Provider of
(EIN 23-1720755)                                                                                   management support
                                                                                                   services

Compass Rose Development                 Pennsylvania          100% Ampac Insurance                Special-purpose
Corporation                                                    Agency, Inc.                        subsidiary

Financial Planning Services, Inc.        Dist. Columbia        100% Ampac Insurance                Special-purpose
                                                               Agency, Inc.                        subsidiary

Frazer Association                       Illinois              100% Ampac Insurance                TPA license-holder
Consultants, Inc.                                              Agency, Inc.

National Home Life Corporation           Pennsylvania          100% Ampac Insurance                Special-purpose
                                                               Agency, Inc.                        subsidiary

Valley Forge Associates, Inc.            Pennsylvania          100% Ampac Insurance                Furniture & equipment
                                                               Agency, Inc.                        lessor

Veterans Benefits Plans, Inc.            Pennsylvania          100% Ampac Insurance                Administrator of group
                                                               Agency, Inc.                        insurance programs

Veterans Insurance Services, Inc.        Delaware              100% Ampac Insurance                Special-purpose
                                                               Agency, Inc.                        subsidiary

Academy Insurance Group, Inc.            Delaware              100% CGC                            Holding company

Academy Life Insurance Co.               Missouri              100% Academy Insurance              Insurance company
                                                               Group, Inc.

Pension Life Insurance                   New Jersey            100% Academy Life                   Insurance company
Company of America                                             Insurance Company

FED Financial, Inc.                      Delaware              100% Academy Insurance              Special-purpose
                                                               Group, Inc.                         subsidiary

Ammest Development Corp. Inc.            Kansas                100% Academy Insurance              Special-purpose
                                                               Group, Inc.                         subsidiary

Ammest Insurance Agency, Inc.            California            100% Academy Insurance              General agent
                                                               Group, Inc.

Ammest Massachusetts                     Massachusetts         100% Academy Insurance              Special-purpose
Insurance Agency, Inc.                                         Group, Inc.                         subsidiary

Ammest Realty, Inc.                      Pennsylvania          100% Academy Insurance              Special-purpose
                                                               Group, Inc.                         subsidiary

Ampac,  Inc.                             Texas                 100% Academy Insurance              Managing general agent
                                                               Group, Inc.



Ampac Insurance Agency, Inc.             Pennsylvania          100% Academy Insurance              Special-purpose
(EIN 23-2364438)                                               Group, Inc.                         subsidiary


Force Financial Group, Inc.              Delaware              100% Academy Insurance              Special-purpose
                                                               Group, Inc.                         subsidiary

Force Financial Services, Inc.           Massachusetts         100% Force Fin. Group, Inc.         Special-purpose
                                                                                                   subsidiary

Military Associates, Inc.                Pennsylvania          100% Academy Insurance              Special-purpose
                                                               Group, Inc.                         subsidiary

NCOAA Management Company                 Texas                 100% Academy Insurance              Special-purpose
                                                               Group, Inc.                         subsidiary

NCOA Motor Club, Inc.                    Georgia               100% Academy Insurance              Automobile club
                                                               Group, Inc.

Unicom Administrative                    Pennsylvania          100% Academy Insurance              Provider of admin.
Services, Inc.                                                 Group, Inc.                         services

Unicom Administrative                    Germany               100% Unicom Administrative          Provider of admin.
Services, GmbH                                                 Services, Inc.                      services

Capital General Development              Delaware              100% CGC                            Holding company
Corporation

Monumental Life                          Maryland              73.23% Capital General              Insurance company
Insurance Company                                              Development Company
                                                               26.77% First AUSA Life
                                                               Insurance Company

AEGON Special Markets                    Maryland              100% Monumental Life                Marketing company
Group, Inc.                                                    Insurance Company

Peoples Benefit Life                     Missouri              3.7% CGC                            Insurance company
Insurance Company                                              20.0% Capital Liberty, L.P.
                                                               76.3% Monumental Life
                                                               Insurance Company

Veterans Life Insurance Co.              Illinois              100% Peoples Benefit                Insurance company
                                                               Life Insurance Company

Peoples Benefit Services, Inc.           Pennsylvania          100% Veterans Life Ins. Co.         Special-purpose
                                                                                                   subsidiary


Coverna Direct Insurance                 Maryland              100% Peoples Benefit                Insurance agency
Insurance Services, Inc.                                       Life Insurance Company

Ammest Realty Corporation                Texas                 100% Monumental Life                Special purpose
                                                               Insurance Company                   subsidiary



JMH Operating Company, Inc.              Mississippi           100% Monumental Life                Real estate holdings
                                                               Insurance Company

Capital Liberty, L.P.                    Delaware              99.0% Monumental Life               Holding Company
                                                               Insurance Company
                                                               1.0% CGC

Transamerica Corporation                 Delaware              100% AEGON NV                       Major interest in
                                                                                                   insurance and finance

Transamerica Pacific Insurance           Hawaii                100% Transamerica Corp.             Life insurance
  Company, Ltd.

TREIC Enterprises, Inc.                  Delaware              100% Transamerica Corp.             Investments

ARC Reinsurance Corporation              Hawaii                100% Transamerica Corp.             Property & Casualty
                                                                                                   Ins.

Transamerica Management, Inc.            Delaware              100% ARC Reinsurance Corp.          Asset management

Inter-America Corporation                California            100% Transamerica Corp.             Insurance Broker

Pyramid Insurance Company, Ltd.          Hawaii                100% Transamerica Corp.             Property & Casualty
                                                                                                   Ins.

Pacific Cable Ltd.                       Bmda.                 100% Pyramid Ins. Co., Ltd.         Sold 25% of TC Cable,
                                                                                                   Inc. stock in 1998

Transamerica Business Tech Corp.         Delaware              100% Transamerica Corp.             Telecommunications
                                                                                                   and data processing

Transamerica CBO I, Inc.                 Delaware              100% Transamerica Corp.             Owns and manages a
                                                                                                   pool of high-yield
                                                                                                   bonds

Transamerica Corporation (Oregon)        Oregon                100% Transamerica Corp.             Name holding only-
                                                                                                   Inactive

Transamerica Finance Corp.               Delaware              100% Transamerica Corp.             Commercial &
                                                                                                   Consumer Lending &
                                                                                                   equip. leasing

TA Leasing Holding Co., Inc.             Delaware              100% Transamerica Fin. Corp.        Holding company

Trans Ocean Ltd.                         Delaware              100% TA Leasing Hldg Co. Inc.       Holding company

Trans Ocean Container Corp.              Delaware              100% Trans Ocean Ltd.               Intermodal Leasing
("TOCC")

SpaceWise Inc.                           Delaware              100% TOCC                           Intermodal leasing

Trans Ocean Container
   Finance Corp.                         Delaware              100% TOCC                           Intermodal leasing



Trans Ocean Leasing
   Deutschland GmbH                      Germany               100% TOCC                           Intermodal leasing

Trans Ocean Leasing PTY Ltd.             Austria               100% TOCC                           Intermodal leasing

Trans Ocean Management S.A.              Switzerland           100% TOCC                           Intermodal leasing

Trans Ocean Regional
   Corporate Holdings                    California            100% TOCC                           Holding company

Trans Ocean Tank Services Corp.          Delaware              100% TOCC                           Intermodal leasing

Transamerica Leasing Inc.                Delaware              100% TA Leasing Holding Co.         Leases & Services
                                                                                                   intermodal equipment

Transamerica Leasing Holdings            Delaware              100% Transamerica Leasing Inc.      Holding Company
  Inc.  ("TLHI")

Greybox Logistics Services Inc.          Delaware              100% TLHI                           Intermodal Leasing

Greybox L.L.C.                           Delaware              100% TLHI                           Intermodal freight
                                                                                                   container interchange
                                                                                                   facilitation service

Transamerica Trailer                     France                100% Greybox L.L.C.                 Leasing
   Leasing S.N.C.

Greybox Services Limited                 U.K.                  100% TLHI                           Intermodal Leasing

Intermodal Equipment, Inc.               Delaware              100% TLHI                           Intermodal leasing

Transamerica Leasing N.V.                Belg.                 100% Intermodal Equipment Inc.      Leasing

Transamerica Leasing SRL                 Italy                 100% Intermodal Equipment Inc.      Leasing

Transamerica Distribution                Delaware              100% TLHI                           Provided door-to-door
   Services, Inc.                                                                                  services for the
                                                                                                   domestic transportation
                                                                                                   of temperature-sensitive
                                                                                                   products

Transamerica Leasing                     Belg.                 100% TLHI                           Leasing
  Coordination Center

Transamerica Leasing do                  Braz.                 100% TLHI                           Container Leasing
   Brasil Ltda.

Transamerica Leasing GmbH                Germany               100% TLHI                           Leasing
Transamerica Leasing Limited             U.K.                  100% TLHI                           Leasing

ICS Terminals (UK) Limited               U.K.                  100% Transamerica.                  Leasing
                                                               Leasing Limited

Transamerica Leasing Pty. Ltd.           Australia             100% TLHI                           Leasing



Transamerica Leasing (Canada) Inc.       Canada                100% TLHI                           Leasing

Transamerica Leasing (HK) Ltd.           H.K.                  100% TLHI                           Leasing

Transamerica Leasing                     S. Africa             100% TLHI                           Intermodal leasing
   (Proprietary) Limited

Transamerica Tank Container              Australia             100% TLHI                           The Australian
   Leasing Pty. Limited                                                                            ( domestic) leasing of
                                                                                                   tank containers

Transamerica Trailer Holdings I Inc.     Delaware              100% TLHI                           Holding company

Transamerica Trailer Holdings II, Inc.   Delaware              100% TLHI                           Holding company

Transamerica Trailer Holdings III, Inc.  Delaware              100% TLHI                           Holding company

Transamerica Trailer Leasing AB          Swed.                 100% TLHI                           Leasing

Transamerica Trailer Leasing AG          Switzerland           100% TLHI                           Leasing

Transamerica Trailer Leasing A/S         Denmark               100% TLHI                           Leasing

Transamerica Trailer Leasing GmbH        Germany               100% TLHI                           Leasing

Transamerica Trailer Leasing             Belgium               100% TLHI                           Leasing
   (Belgium) N.V.

Transamerica Trailer Leasing             Netherlands           100% TLHI                           Leasing
   (Netherlands) B.V.

Transamerica Trailer Spain S.A.          Spain                 100% TLHI                           Leasing

Transamerica Transport Inc.              New Jersey            100% TLHI                           Dormant

Transamerica Commercial                  Delaware              100% Transamerica Fin. Corp.        Holding company for
   Finance Corporation, I ("TCFCI")                                                                Commercial/consumer
                                                                                                   finance subsidiaries

Transamerica Equipment Financial         Delaware              100% TCFCI
   Services Corporation

BWAC Credit Corporation                  Delaware              100% TCFCI

BWAC International Corporation           Delaware              100% TCFCI


BWAC Twelve, Inc.                        Delaware              100% TCFCI                          Holding company for
                                                                                                   premium finance
                                                                                                   subsidiaries



TIFCO Lending Corporation                Illinois              100% BWAC Twelve, Inc.              General financing &
                                                                                                   other services in the US
                                                                                                   & elsewhere

Transamerica Insurance Finance           Maryland              100% BWAC Twelve, Inc.              Provides insurance
   Corporation ("TIFC")                                                                            premium financing in
                                                                                                   the US with the
                                                                                                   exception of CA and HI

Transamerica Insurance Finance           Maryland              100% TIFC                           Provides Insurance
   Company (Europe)                                                                                premium financing in
                                                                                                   California

Transamerica Insurance Finance           California            100% TIFC                           Disability ins. &
   Corporation, California                                                                         holding co. for various
                                                                                                   insurance subsidiaries
                                                                                                   of Transamerica
                                                                                                   Corporation

Transamerica Insurance Finance           ON                    100% TIFC                           Provides ins. premium
   Corporation, Canada                                                                             financing in Canada

Transamerica Business Credit             Delaware              100% TCFCI                          Provides asset based
   Corporation ("TBCC")                                                                            lending, leasing &
                                                                                                   equip. financing

Transamerica Mezzanine                   Delaware              100% TBCC                           Holds investments in
   Financing, Inc.                                                                                 several joint
                                                                                                   ventures/partnerships

Transamerica Business Advisory Grp.      Delaware              100% TBCC

Bay Capital Corporation                  Delaware              100% TBCC                           Special purpose
                                                                                                   company for
                                                                                                   the purchase of real
                                                                                                   estate tax liens

Coast Funding Corporation                Delaware              100% TBCC                           Special purpose
                                                                                                   company for
                                                                                                   the purchase of real
                                                                                                   estate tax liens

Transamerica Small Business              Delaware              100% TBCC
   Capital, Inc. ("TSBC")

Emergent Business Capital                Delaware              100% TSBC
   Holdings, Inc.



Gulf Capital Corporation                 Delaware              100% TBCC                           Special purpose
                                                                                                   company for
                                                                                                   the purchase of real
                                                                                                   estate tax liens



Direct Capital Equity Investment, Inc.   Delaware              100% TBCC                           Small business loans

TA Air East, Corp                        Delaware              100% TBCC                           Special purpose corp.
                                                                                                   which hold an
                                                                                                   ownership interest
                                                                                                   or leases aircraft

TA Air I, Corp.                          Delaware              100% TBCC                           Special purpose corp.
                                                                                                   which hold an
                                                                                                   ownership interest
                                                                                                   or leases aircraft

TA Air II, Corp.                         Delaware              100% TBCC                           Special purpose corp.
                                                                                                   which hold an
                                                                                                   ownership interest
                                                                                                   or leases aircraft

TA Air III, Corp.                        Delaware              100% TBCC                           special purpose corp.
                                                                                                   which hold an
                                                                                                   ownership interest
                                                                                                   or leases aircraft

TA Air IV, Corp.                         Delaware              100% TBCC                           Special purpose corp.
                                                                                                   which hold an
                                                                                                   ownership interest
                                                                                                   or leases aircraft

TA Air V, Corp.                          Delaware              100% TBCC                           Special purpose corp.
                                                                                                   which hold an
                                                                                                   ownership interest
                                                                                                   or leases aircraft

TA Air VI, Corp.                         Delaware              100% TBCC                           Special purpose corp.
                                                                                                   which hold an
                                                                                                   ownership interest
                                                                                                   or leases aircraft

TA Air VII, Corp.                        Delaware              100% TBCC                           Special purpose corp.
                                                                                                   which hold an
                                                                                                   ownership interest or
                                                                                                   leases aircraft

TA Air VIII, Corp.                       Delaware              100% TBCC                           Special purpose corp.
                                                                                                   which hold an
                                                                                                   ownership interest or
                                                                                                   leases aircraft


TA Air IX, Corp.                         Delaware              100% TBCC                           Special purpose corp.
                                                                                                   which hold an
                                                                                                   ownership interest
                                                                                                   or leases aircraft



TA Air X, Corp.                          Delaware              100% TBCC                           Special purpose corp.
                                                                                                   which hold an
                                                                                                   ownership interest
                                                                                                   or leases aircraft

TA Air XI, Corp.                         Delaware              100% TBCC                           Special purpose corp.
                                                                                                   which hold an
                                                                                                   ownership interest
                                                                                                   or leases aircraft

TA Air XII, Corp.                        Delaware              100% TBCC                           Special purpose corp.
                                                                                                   which hold an
                                                                                                   ownership interest
                                                                                                   or leases aircraft

TA Air XIII, Corp.                       Delaware              100% TBCC                           Special purpose corp.
                                                                                                   which hold an
                                                                                                   ownership interest
                                                                                                   or leases aircraft

TA Air XIV, Corp.                        Delaware              100% TBCC                           Special purpose corp.
                                                                                                   which hold an
                                                                                                   ownership interest
                                                                                                   or leases aircraft

TA Air XV, Corp.                         Delaware              100% TBCC                           Special purpose corp.
                                                                                                   which hold an
                                                                                                   ownership interest
                                                                                                   or leases aircraft

TA Marine I Corp.                        Delaware              100% TBCC                           Special purpose corp.
                                                                                                   which hold an
                                                                                                   ownership interest or
                                                                                                   leases barges or ships

TA Marine II Corp.                       Delaware              100% TBCC                           Special purpose corp.
                                                                                                   which hold an
                                                                                                   ownership interest or
                                                                                                   leases barges or ships

TBC I, Inc.                              Delaware              100% TBCC                           Special purpose corp.

TBC II, Inc.                             Delaware              100% TBCC                           Special purpose corp.

TBC III, Inc.                            Delaware              100% TBCC                           Special purpose corp.

TBC IV, Inc.                             Delaware              100% TBCC                           Special purpose corp.

TBC V, Inc.                              Delaware              100% TBCC                           Special purpose corp.

TBC VI, Inc.                             Delaware              100% TBCC                           Special purpose corp.



TBC Tax I, Inc.                          Delaware              100% TBCC                           Special purpose co. for
                                                                                                   the purchase of real
                                                                                                   estate tax lien

TBC Tax II, Inc.                         Delaware              100% TBCC                           Special purpose co. for
                                                                                                   the purchase of real
                                                                                                   estate tax lien

TBC Tax III, Inc.                        Delaware              100% TBCC                           Special purpose co. for
                                                                                                   the purchase of real
                                                                                                   estate tax lien

TBC Tax IV, Inc.                         Delaware              100% TBCC                           Special purpose co. for
                                                                                                   the purchase of real
                                                                                                   estate tax lien

TBC Tax V, Inc.                          Delaware              100% TBCC                           Special purpose co. for
                                                                                                   the purchase or real
                                                                                                   estate tax lien

TBC Tax VI, Inc.                         Delaware              100% TBCC                           Special purpose co. for
                                                                                                   the purchase or real
                                                                                                   estate tax lien

TBC Tax VII, Inc.                        Delaware              100% TBCC                           Special purpose co. for
                                                                                                   the purchase or real
                                                                                                   estate tax lien

TBC Tax VIII, Inc.                       Delaware              100% TBCC                           Special purpose co. for
                                                                                                   the purchase of real
                                                                                                   estate tax lien

TBC Tax IX, Inc.                         Delaware              100% TBCC                           Special purpose co. for
                                                                                                   the purchase of real
                                                                                                   estate tax lien

The Plain Company                        Delaware              100% TBCC                           Special purpose corp.
                                                                                                   which hold an
                                                                                                   ownership interest or
                                                                                                   leases aircraft.

Transamerica Distribution                Delaware              100% TCFCI                          Holding corp. for
   Finance Corporation ("TDFC")                                                                    inventory, comm.
                                                                                                   Leasing, retail finance
                                                                                                   comm. Recovery
                                                                                                   service and accounts

Transamerica Accounts Holding Corp.      Delaware              100% TDFC



Transamerica Commercial                  Delaware              100% TDFC                           Wholesale floor plan
   Finance Corporation ("TCFC")                                                                    for appliances,
                                                                                                   electronics, computers,
                                                                                                   office equip. and
                                                                                                   marine equipment.

Transamerica Acquisition                 Canada                100% TCFC                           Holding company
 Corporation, Canada

Transamerica Distribution Finance        Delaware              100% TCFC
   Corporation - Overseas, Inc.
  ("TDFCO")

TDF Mauritius Limited                    Mauritius             100% TDFCO                          Mauritius holding
                                                                                                   company of our Indian
                                                                                                   Joint Venture

Inventory Funding Trust                  Delaware              100% TCFC

Inventory Funding Company, LLC           Delaware              100% Inventory Funding Trust

TCF Asset Management Corporation         Colorado              100% TCFC                           A depository for
                                                                                                   foreclosed real and
                                                                                                   personal property

Transamerica Joint Ventures, Inc.        Delaware              100% TCFC                           To enter into general
                                                                                                   partnerships for the
                                                                                                   ownership of comm. &
                                                                                                   finance business

Transamerica Inventory                   Delaware              100% TDFC                           Holding co. for
Finance Corporation ("TIFC")                                                                       inventory finance
                                                                                                   subsidiaries

Transamerica GmbH, Inc.                  Delaware              100% TIFC                           Commercial lending in
                                                                                                   Germany

Transamerica Fincieringsmaatschappij
   B.V.                                  Netherlands           100% Trans. GmbH,  Inc.             Commercial lending in
                                                                                                   Europe

BWAC Seventeen, Inc.                     Delaware              100% TIFC                           Holding co. for
                                                                                                   principal Canadian
                                                                                                   operation, Trans-
                                                                                                   America Comm.
                                                                                                   Finance Corp, Canada

Transamerica Commercial                  ON                    100% BWAC Seventeen, Inc.           Shell corp.- Dormant
   Finance Canada, Limited

Transamerica Commercial                  Canada                100% BWAC Seventeen, Inc.           Commercial finance
   Finance Corporation, Canada



BWAC Twenty-One, Inc.                    Delaware              100% TIFC                           Holding co. for United
                                                                                                   Kingdom operation,
                                                                                                   Transamerica Comm.
                                                                                                   Finance Limited

Transamerica Commercial                  U.K.                  100% BWAC Twenty-One Inc.           Commercial lending in
   Finance Limited ("TCFL")                                                                        the United Kingdom.

Whirlpool Financial Corporation                                100% TCFL                           Inactive commercial
    Polska Spzoo                                                                                   finance Company in
                                                                                                   Poland

Transamerica Commercial                  U.K.                  100% BWAC Twenty-One Inc.           Holding Company
   Holdings Limited

Transamerica Commercial Finance          U.K.                  100% Trans. Commercial
   Limited                                                     Holdings Limited

Transamerica Commercial Finance          France                100% BWAC Twenty-One Inc.           Carries out factoring
   France S.A.                                                                                     transactions in France
                                                                                                   & abroad

Transamerica GmbH Inc.                   Delaware              100% BWAC Twenty-One Inc.           Holding co. for
                                                                                                   Transamerica
                                                                                                   Financieringsmaatschappij
                                                                                                   B.V.

Transamerica Retail Financial            Delaware              100% TIFC                           Provides retail
   Services Corporation ("TRFSC")                                                                  financing

Transamerica Bank, NA                    Delaware              100% TRFSC                          Bank (Credit Cards)

Transamerica Consumer Finance            Delaware              100% TRFSC                          Consumer finance
   Holding Company ("TCFHC")                                                                       holding company

Transamerica Mortgage Company            Delaware              100% TCFHC                          Consumer mortgages

Transamerica Consumer Mortgage           Delaware              100% TCFHC                          Securitization company
   Receivables Company

Metropolitan Mortgage Company            Florida               100% TCFHC                          Consumer mortgages

Easy Yes Mortgage, Inc.                  Florida               100% Metropolitan Mtg. Co.          No active
                                                                                                   business/Name
                                                                                                   holding only

Easy Yes Mortgage, Inc.                  Georgia               100% Metropolitan Mtg. Co.          No active
                                                                                                   business/Name
                                                                                                   holding only

First Florida Appraisal Services, Inc.   Georgia               100% Metropolitan Mtg. Co.          Appraisal and
                                                                                                   inspection services

First Georgia Appraisal Services, Inc.   Georgia               100% First FL App. Srvc, Inc.       Appraisal services



Freedom Tax Services, Inc.               Florida               100% Metropolitan Mtg. Co.          Property tax
                                                                                                   information services

J.J. & W. Advertising, Inc.              Florida               100% Metropolitan Mtg. Co.          Advertising and
                                                                                                   marketing services

J.J. & W. Realty Corporation             Florida               100% Metropolitan Mtg. Co.          To hold problem REO
                                                                                                   properties

Liberty Mortgage Company of              Florida               100% Metropolitan Mtg. Co.          No active
   Ft. Myers, Inc.                                                                                 business/Name
                                                                                                   holding only

Metropolis Mortgage Company              Florida               100% Metropolitan Mtg. Co.          No active
                                                                                                   business/Name
                                                                                                   holding only

Perfect Mortgage Company                 Florida               100% Metropolitan Mtg. Co.          No active
                                                                                                   business/Name
                                                                                                   holding only

Transamerica Vendor Financial Srvc.      Delaware              100% TDFC                           Provides commercial
                                                                                                   lease

Transamerica Distribution Finance                              100% TCFCI
   Corporation de Mexico ("TDFCM")

TDF de Mexico                            Mexico                100% TDFCM

Transamerica Corporate Services                                100% TDFCM
   De Mexico

Transamerica Home Loan                   California            100% TFC                            Consumer mortgages

Transamerica Lending Company             Delaware              100% TFC                            Consumer lending

Transamerica Financial Products, Inc.    California            100% Transamerica Corp.             Service investments

Transamerica Insurance Corporation       California            100% Transamerica Corp.             Provides insurance
   of California ("TICC")                                                                          premium financing in
                                                                                                   California

Arbor Life Insurance Company             Arizona               100% TICC                           Life insurance,
                                                                                                   disability insurance

Plaza Insurance Sales Inc.               California            100% TICC                           Casualty insurance
                                                                                                   placement

Transamerica Advisors, Inc.              California            100% TICC                           Retail sale of
                                                                                                   investment advisory
                                                                                                   services



Transamerica Annuity Services Corp.      New Mexico            100% TICC                           Performs services
                                                                                                   required for
                                                                                                   structured settlements

Transamerica Financial Resources, Inc.   Delaware              100% TICC                           Retail sale of securities
                                                                                                   products

Financial Resources Insurance            Texas                 100% Transamerica Fin. Res.         Retail sale of securities
   Agency of Texas                                                                                 products

TBK Insurance Agency of Ohio, Inc.       Ohio                  100% Transamerica Fin. Res.         Variable insurance
                                                                                                   contract sales in state of
                                                                                                   Ohio

Transamerica Financial Resources         Alabama               100% Transamerica Fin. Res.         Insurance agent &
   Agency of Alabama, Inc.                                                                         broker

Transamerica Financial Resources Ins.    Massachusetts         100% Transamerica Fin. Res.         Insurance agent &
   Agency of Massachusetts, Inc.                                                                   broker

Transamerica International Insurance     Delaware              100% TICC                           Holding &
   Services, Inc. ("TIIS")                                                                         administering
                                                                                                   foreign operations

Home Loans and Finance Ltd.              U.K.                  100% TIIS                           Inactive

Transamerica Occidental Life             California            100% TICC                           Licensed in all forms of
   Insurance Company ("TOLIC")                                                                     life insurance, accident
                                                                                                   and sickness insurance

NEF Investment Company                   California            100% TOLIC                          Real estate development

Transamerica Life Insurance and          N. Carolina           100% TOLIC                          Writes life and pension
   Annuity Company ("TLIAC")                                                                       ins. originally
                                                                                                   incorporated in CA
                                                                                                   April 14, 1966

Transamerica Assurance Company           Missouri              100% TLIAC                          Life and disability
                                                                                                   insurance

Gemini Investments, Inc.                 Delaware              100% TLIAC                          Investment subsidiary

Transamerica Life Insurance Company      Canada                100% TOLIC                          Sells individual life
  of Canada                                                                                        insurance & investment
                                                                                                   products in all
                                                                                                   provinces and
                                                                                                   territories of Canada

Transamerica Life Insurance Company      New York              100% TOLIC                          Licensed in NY to
   of New York                                                                                     market life insurance,
                                                                                                   annuities and health
                                                                                                   insurance



Transamerica South Park                  Delaware              100% TOLIC                          Provide market analysis
   Resources, Inc.                                                                                 of certain undeveloped
                                                                                                   land holdings held by
                                                                                                   TOLIC

Transamerica Variable Insurance          Maryland              100% TOLIC                          Mutual Fund
   Fund, Inc.

USA Administration Services, Inc.        Kansas                100% TOLIC                          Third party administrator

Transamerica Products Inc.               California            100% TICC                           Parent co. of various
                                                                                                   subsidiary corp. which
                                                                                                   are formed to be co-
                                                                                                   general partners of
                                                                                                   proprietary limited

Transamerica Securities Sales Corp.      Maryland              100% Transamerica Prod. Inc.        Retail sale of the
                                                                                                   variable life ins. and
                                                                                                   variable annuity
                                                                                                   products of the
                                                                                                   Transamerica
                                                                                                   life companies

Transamerica Service Company             Delaware              100% Transamerica Prod. Inc.        Passive loss tax service
                                                                                                   for Lloyd's U.S. names

Transamerica Intellitech, Inc.           Delaware              100% TICC                           Real estate information
                                                                                                   and technology services

Transamerica International               Delaware              100% TICC                           Investments
   Holdings, Inc.

Transamerica Investment Services, Inc.   Delaware              100% TICC                           Investment adviser

Transamerica Income Shares, Inc.         Maryland              100% Trans. Invest. Srvc. Inc.      Transamerica
                                                                                                   investment services

Transamerica LP Holdings Corp.           Delaware              100% TICC                           Limited partnership
                                                                                                   Investment (initial
                                                                                                   limited partner of
                                                                                                   Transamerica Delaware,
                                                                                                   L.P.)

Transamerica Real Estate Tax Service     N/A                   100% TICC                           Real estate tax
  (A Division of Transamerica Corp)                                                                reporting and
                                                                                                   processing services

Transamerica Realty Services, Inc.       Delaware              100% TICC                           Responsible for real
                                                                                                   estate investments for
                                                                                                   Transamerica



Bankers Mortgage Company of CA           California            100% Transamerica Realty Srv.       Holds bank account and
                                                                                                   owns certain residual
                                                                                                   investments in certain
                                                                                                   French real estate
                                                                                                   projects which are
                                                                                                   managed special
                                                                                                   purpose company for
                                                                                                   the purchase of real
                                                                                                   estate tax liens.

Pyramid Investment Corporation           Delaware              100% Transamerica Realty Srv.       Owns office buildings
                                                                                                   in San Francisco and
                                                                                                   other properties

The Gilwell Company                      California            100% Transamerica Realty Srv.       Ground lessee of 517
                                                                                                   Washington Street,
                                                                                                   San Francisco

Transamerica Affordable Housing, Inc.    California            100% Transamerica Realty Srv.       Owns general
                                                                                                   partnership interests in
                                                                                                   low-income housing tax
                                                                                                   credit partnerships

Transamerica Minerals Company            California            100% Transamerica Realty Srv.       Owner and lessor of oil
                                                                                                   and gas properties

Transamerica Oakmont Corporation         California            100% Transamerica Realty Srv.       General partner in
                                                                                                   Transamerica/Oakmont
                                                                                                   Retirement Associates

Transamerica Senior Properties, Inc.     Delaware              100% TICC                           Owns congregate care
                                                                                                   and assisted living
                                                                                                   retirement properties

Transamerica Senior Living, Inc.         Delaware              100% Trans. Sr. Prop. Inc.          Manages congregate
                                                                                                   care and assisted living
                                                                                                   retirement properties.


Item 27.  Number of Policy Owners

          As of December 31, 1999, there were 7,620 Owners Policies.

Item 28.  Indemnification

          Transamerica's Bylaws provide in Article VIII as follows:

          Section 1. Indemnification: (a) The Corporation shall indemnify to the
                     ---------------
fullest extent now or hereafter provided for or permitted by law each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the Corporation or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the Corporation, being hereinafter referred to as an "Enterprise"), and including appeals therein (any such action or process being hereinafter referred to as a "Proceeding"), by reason of the fact that such person, such person's testator or intestate (i) is or was a director or officer of the Corporation, or (ii) is or was serving, at the request of the Corporation, as a director, officer, or in any other capacity, of any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorneys' fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided in Subsection (b) below.

     (b) No indemnification shall be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person's acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification shall be made with respect to any Proceeding initiated by any such person against the Corporation, or a director or officer of the Corporation, other than to enforce the terms of this Article VIII, unless such Proceeding was authorized by the Board of Directors. Further, no indemnification shall be made with respect to any settlement or compromise of any Proceeding unless and until the Corporation has consented to such settlement or compromise.

     (c) Written notice of any Proceeding for which indemnification may be sought by any person shall be given to the Corporation as soon as practicable. The Corporation shall then be permitted to participate in the defense of any such proceeding or, unless conflicts of interest or position exist between such person and the Corporation in the conduct of such defense, to assume such defense. In the event that the Corporation assumes the defense of any such Proceeding, legal counsel selected by the Corporation shall be reasonably acceptable to such person. After such an assumption, the Corporation shall not be liable to such person for any legal or other expenses subsequently incurred unless such expenses have been expressly authorized by the Corporation. In the event that the Corporation participates in the defense of any such Proceeding, such person may select counsel to represent him in regard to such a Proceeding; however, such person shall cooperate in good faith with any request that common counsel be utilized by the parties to any Proceeding who are similarly situated, unless to do so would be inappropriate due to actual or potential differing interests between or among such parties.

     (d) In making any determination regarding any person's entitlement to indemnification hereunder, it shall be presumed that such person is entitled to indemnification, and the Corporation shall have the burden of proving the contrary.

     Section 2. Advancement of Expenses. Except in the case of a Proceeding
                -----------------------
against a director, officer, or other person specifically approved by the Board of Directors, the Corporation shall, subject to Section 1 of this Article VIII above, pay expenses actually and reasonably incurred by or on behalf of such a person in defending any Proceeding in advance of the final disposition of such Proceeding. Such payments shall be made promptly upon receipt by the Corporation, from time to time, of a written demand by such person for such advancement, together with an undertaking by or on behalf of such person to repay any expenses so advanced to the extent that the person receiving the advancement is ultimately found not to be entitled to indemnification for part or all of such expenses.

     Section 3. Rights Not Exclusive. The rights to indemnification and
                --------------------
advancement of expenses granted by or pursuant to this Article VIII (i) shall not limit or exclude, but shall be in addition to, any other rights which may be granted by or pursuant to any statute, corporate charter, by-law, resolution of stockholders or directors or agreement, (ii) shall be deemed to constitute contractual obligations of the Corporation to any person who serves in a capacity referred to in Section 1 of this Article VIII at any time while this
Article VIII is in effect, (iii) shall continue to exist after the repeal or modification of this Article VIII with respect to events occurring prior thereto and (iv) shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the estate, spouse, heirs, executors, administrators or assigns of such person. It is the intent of this Article VIII to require the Corporation to indemnify the persons referred to herein for the aforementioned judgments, amounts paid in settlement, and expenses, including attorneys' fees, in each and every circumstance in which such indemnification could lawfully be permitted by express provisions of by-laws, and the indemnification required by this Article VIII shall not be limited by the absence of an express recital of such circumstances.

     Section 4. Indemnification of Employees and Others. The Corporation may,
                ---------------------------------------
from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the Corporation or to any person serving at the request of the Corporation as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions of this Article VIII with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

     Section 5. Authorization of Contracts. The Corporation may, with the
                --------------------------
approval of the Board of Directors, enter into an agreement with any person who is, or is about to become, a director, officer, employee or agent of the Corporation, or who is serving, or is about to serve, at the request of the Corporation, as a director, officer, or in any other capacity, of any other Enterprise, which agreement may provide for indemnification of such person and advancement of expenses to such person upon terms, and to the extent, not prohibited by law. The failure to enter into any such agreement shall not affect or limit the rights of any such person under this Article VIII.

     Section 6. Insurance. The Corporation may purchase and maintain insurance
                ---------
to indemnify the Corporation and any person eligible to be indemnified under this Article VIII within the limits permitted by law.

     Section 7. Severability. If any provision of this Article VIII is
                ------------
determined at any time to be unenforceable in any respect, the other provisions shall not in any way be affected or impaired thereby.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling person of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by the director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     The directors and officers of Transamerica Life Insurance Company of New York are covered under a Directors and Officers liability program which includes direct coverage to directors and officers (Coverage A) and for corporate reimbursement (Coverage B) to reimburse the Company for indemnification of its directors and officers. Such directors and officers are indemnified for loss arising from any covered claim by reason of any Wrongful Act in their capacities as directors or officers. The term "loss" means any amount which the insureds are legally obligated to pay for a claim for Wrongful Acts. The term "Wrongful Acts" means any breach of duty, neglect, error, misstatement, misleading statement or omission actually or allegedly caused, committed or attempted by a director or officer while acting individually or collectively in their capacity as such, claimed against them solely by reason of their being directors and officers. The limit of liability under the program is $95,000,000 for Coverage A and $80,000,000 for Coverage B for the policy year 11/15/98 to 11/15/2000. Coverage B is subject to a self insured retention of $15,000,000. The primary policy is with CNA Lloyds, Gulf, Chubb and Travelers.

Item 29.  Principal Underwriter

     Transamerica Securities Sales Corporation (TSSC) and Transamerica Financial Resources (TFR) are the co-underwriters of the Certificates and the Individual Contracts as defined in the Investment Company Act of 1940. TSSC became Principal Underwriter effective 8-24-94.

NAME AND PRINCIPAL                     POSITION AND OFFICES WITH
BUSINESS ADDRESS*                      TRANSAMERICA SECURITIES SALES CORPORATION
--------------------------------------------------------------------------------

Nooruddin Veerjee                      Chairman of the Board and Director

Nicki Bair                         President and Director
Sandy Brown                        Senior Vice President, Treasurer and Director
Roy Chong-Kit                      Director
George Chuang                      Vice President and Chief Financial Officer
Chris Shaw                         Vice President and Chief Compliance Officer

*The Principal business address for each officer and director is 1150 South Olive, Los Angeles, CA 90015.

NAME AND PRINCIPAL                 POSITION AND OFFICES WITH
BUSINESS ADDRESS*                  TRANSAMERICA FINANCIAL RESOURCES
--------------------------------------------------------------------------------

Nooruddin S. Veerjee             Chairman of the Board and Director
Sandra C. Brown                  Director, President and Chief Operating Officer
Nicki Bair                       Director
Kenneth Kilbane                  Director
William Tate                     Director
Dan Trivers                      Vice President
Monica Suryapranata              Treasurer
Susan Vivino                     Assistant Secretary

*The Principal business address for each officer and director is 1150 South Olive, Los Angeles, CA 90015.

The following table lists the amounts of commissions paid to the principal underwriter during the last fiscal year.

Name of       Net Underwriting
Principal     Discounts &        Compensation on   Brokerage
Underwriter   Commission         Redemption        Commissions     Compensation
--------------------------------------------------------------------------------

TSSC                  -0-               -0-        $6,181,972.47          -0-
TFR                   -0-               -0-        $3,127.87              -0-

Transamerica Securities Sales Corporation, the principal underwriter, is also the underwriter for: Transamerica Investors, Inc.; Transamerica Variable Insurance Fund, Inc.; Transamerica Occidental Life Insurance Company's Separate
Accounts: VA-2L; VA-2NL; VUL-1; VUL-2; VUL-3 and VL; Transamerica Life Insurance and Annuity Company's Separate Accounts VA-1; VA-6 and VA-7; and Transamerica Life Insurance Company of New York VA-2LNY; VA-2NLNY; VA-5NLNY; and VA-6NY.

Item 30. Location and Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by Transamerica or the Service Office at their administrative offices.

Item 31. Management Services

All management contracts are discussed in Parts A or B.

Items 32. Undertakings

(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes that it will include either (1) as part of any Application to purchase a Policy offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or
     (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Transamerica at the address or phone number listed in the Prospectus.

(d) Transamerica hereby represents that the fees and the charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica.

                                  SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that this Amendment to the Registration Statement meets the requirements for effectiveness pursuant to paragraph (b) of Rule 485 and has caused this Registration Statement to be signed on its behalf, by the undersigned in the City of Los Angeles, State of California on the 27th day of April, 2000.

                                          SEPARATE ACCOUNT VA-2LNY

                                          TRANSAMERICA LIFE INSURANCE
                                          COMPANY OF NEW YORK
                                          (DEPOSITOR)


                                          By: /s/ William M. Hurst
                                             --------------------------
                                             William M. Hurst
                                             Assistant Secretary

As Required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


Signature                          Title                        Date
---------                          -----                        ----

                          *        Chairman and Director        April 27, 2000
---------------------------
Nooruddin S. Veerjee

                          *        President and Director       April 27, 2000
---------------------------
Alan T. Cunningham

                          *        Senior Vice President,       April 27, 2000
---------------------------        Chief Actuary, Chief
Robert Rubinstein                  Operating Officer,
                                   Secretary and Director

                          *        Vice President -             April 27, 2000
---------------------------        Administration and
Alexander Smith, Jr.               Controller

                          *        Director                     April 27, 2000
---------------------------
Marc C. Abrahms

                          *        Director                     April 27, 2000
---------------------------
James T. Byrne, Jr.

                          *        Director                     April 27, 2000
---------------------------
John A. Fibiger

                          *        Director                     April 27, 2000
---------------------------
James B. Roszak

                          *        Director                     April 27, 2000
---------------------------
Daniel E. Jund

                          *        Director                     April 27, 2000
---------------------------
Thomas P. O'Neill

/s/ William M. Hurst               Attorney-in-Fact pursuant    April 27, 2000
---------------------------        to powers of attorney filed
*By:  William M. Hurst             previously and herewith,
                                   and in his own capacity as
                                   Assistant Secretary

                                                                Registration No.
                                                                        33-55152




                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                ---------------

                                   EXHIBITS

                                      TO

                                   FORM N-4

                            REGISTRATION STATEMENT

                                     UNDER

                          THE SECURITIES ACT OF 1933

                                      FOR

                     DREYFUS/TRANSAMERICA TRIPLE ADVANTAGE

                                ---------------

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.       Description of Exhibit                        Page No.*
-----------       ----------------------                        ---------

(10)(b)           Consent of Independent Auditors

(15)              Powers of Attorney








----------------------
* Page numbers included only in manually executed original.